ANNUAL
                                     REPORT

                                 [logo omitted]

                                 to Shareholders

                                  May 31, 2000

TABLE OF CONTENTS
================================================================================
Investment Adviser's Report                                                    1
Management's Discussion of Fund Performance                                    4
Financial Statements                                                          21
Report of Independent Accountants                                            103
Notice to Shareholders                                                       106




================================================================================
     BOSTON 1784 FUNDS:

     [bullet]  ARE NOT INSURED BY THE FDICOR ANY OTHER GOVERNMENTAL AGENCY;

     [bullet]  ARE NOT GUARANTEED BY FLEET NATIONAL BANK OR ANY OF
               ITS AFFILIATES;

     [bullet] ARE NOT DEPOSITS OR OBLIGATIONS OF FLEET NATIONAL BANK OR ANY OF ITS AFFILIATES;

     [bullet] INVOLVE INVESTMENT RISKS, INCLUDING POSSIBLE LOSS OF THE PRINCIPAL AMOUNT INVESTED.

     FLEET NATIONAL BANK (FORMERLY BANKBOSTON, N.A.) SERVES AS INVESTMENT ADVISER AND SHAREHOLDER SERVICING AGENT FOR BOSTON 1784 FUNDS. BOSTON 1784 FUNDS ARE DISTRIBUTED BY SEI INVESTMENTS DISTRIBUTION CO., A PARTY INDEPENDENT OF FLEET NATIONAL BANK AND ITS AFFILIATES.
================================================================================

                                  [BLANK PAGE]

This report and the financial statements contained herein are for the general information of the shareholders of the funds named above. This report is not authorized for distribution to prospective investors in a fund unless preceded or accompanied by a currently effective prospectus.

                                                                         MF-0148

                                                               BOSTON 1784 FUNDS


INVESTMENT ADVISER'S REPORT
================================================================================

[photo omitted]
THOMAS M. O'NEILL
CHIEF INVESTMENT OFFICER

In the 12 months ended May 31, 2000, the returns for stock, bond, and money market investments were buffeted by the outlook for economic growth, inflation, and interest rates. Uncertainty made for volatile markets.
   For most of the fiscal year, economic growth was strong and inflation was moderate. In the second quarter of 1999, inflation stood at about 2.60% and gross domestic product ("GDP"), which measures the output of U.S. goods and services, improved at an annualized rate of 1.80%. While that rate of growth was lower than the 4.30% rate for the first quarter of 1999, there were many signs that U.S. growth would remain strong. To keep inflation under control, the Federal Reserve Board increased the short-term Federal Funds rate by 0.25% at each of its meetings in June and August.
   GDP growth accelerated to a rate of 5.50% in the third quarter of 1999. While surging productivity rates helped to restrain inflation, productivity gains also heightened earnings expectations. Eventually it became clear that the Federal Reserve Board would continue to raise rates in months to come.
   In the fourth quarter of 1999, as the GDP rate accelerated to 7.30%, the Federal Reserve Board boosted rates another 0.25%. As the calendar year closed, and Federal Reserve Board policy went on hold due to Y2K concerns, bond yields moved higher.


   Despite two more rate increases of 0.25% in February and March of 2000, economic growth remained strong. However, as the Federal Reserve Board increased short-term rates by 0.50% in May, growth began to show signs of slowing.

STOCK MARKET REVIEW
   Although stock prices remained volatile in this environment, economic strength at home and abroad helped major market indices rise for most of the past fiscal year. Much of the markets' strength, however, was in a narrow group of "momentum" stocks selling at high valuations relative to historical norms.
   Anticipating continued growth as the fiscal year began, stock investors ventured beyond the large-company shares that had led market gains for many months into shares of smaller firms and "value-oriented" securities. Investors also favored stocks in "cyclical" sectors for their greater sensitivity to growth.
   Stock prices then retreated in the third quarter of 1999. Concerned that significantly slower growth would erode earnings, investors returned to the greater earnings reliability of larger firms. The major stock indices then rebounded in the fourth quarter of 1999, despite the year's third increase in interest rates, as inflation remained under control and "momentum investing" drove technology stocks to stratospheric highs in many cases.

================================================================================

   Stock prices continued to rally in the first quarter of 2000. Although higher interest rates raised borrowing costs for many companies, investors were encouraged as the "wealth effect" of earlier stock gains helped offset these higher costs. Investor interest again broadened into lower-priced issues. For most of the quarter, however, technology shares remained the market leaders.
   Stocks then retreated in April and May as investors became increasingly nervous about future growth and technology stocks corrected sharply. Having bought these issues for their upward price momentum without fully researching the fundamentals of the companies, investors quickly dumped the shares when their prices eroded. Many of these investors then returned to a more rational approach to investing where valuations and the balance between risk and reward are taken into consideration.
   With valuations that remain far higher than company fundamentals would traditionally warrant, many technology shares could remain volatile in coming months and experience an even deeper correction. The outlook is brighter for other sectors. From its record high set on March 24 through May 31, the S&P 500 lost about 7% of its value. Shares of many large companies have corrected even more and may now represent attractive investment opportunities, especially with the recent shift from the "New Economy" stocks of the technology sector to "Old Economy" issues. Stocks of small firms outside the overvalued technology group remain appealing.


BOND MARKET REVIEW
   As interest rates and yields moved higher during calendar year 1999, bond prices declined. Because investors feared that the higher short-term rates would cause issuers of lower-quality bonds more difficulty than issuers of higher-quality instruments, lower-grade securities had poorer investment performance results than higher-grade bonds.
   Long-term issues outperformed shorter maturities during the past fiscal year, as the yield curve inverted for the first time in a decade. Although the Federal Reserve Board raised rates 1.00% during the second half of the period, short-term rates rose a little over 0.40% and long-term rates declined well over 0.40%. As the government retired debt due to growing budget surpluses, investors realized the supply of long-term, risk-free government securities could decline dramatically. As they scrambled to buy up these issues, long-term yields declined sharply. The yield curve may remain inverted in coming months, as Federal Reserve Board policy pushes short-term yields higher and imbalances in supply and demand keep downward pressure on yields at the long end of the curve.
   As demand for Treasuries strengthened, demand for corporate bonds declined over concerns about the impact of slower growth on company profits. Municipal bonds also suffered as the high-earning investors who can benefit most from the bonds' tax-free income put larger portions of their savings in stocks.

                                                               BOSTON 1784 FUNDS
================================================================================

   We believe that we are closer to the end of the rate increases than the beginning. The real (inflation-adjusted) cost of funds is now at historically high levels and, given the normal lagged effects, should start to cool the economy as evidenced by slowing housing and consumer spending. Similarly, inflation numbers for the first quarter of 2000 primarily reflected rising energy prices, which seem to have peaked. If economic growth decelerates to a more sustainable rate during the second half of the year, as we expect, while continued productivity gains offset wage and compensation pressures, inflation should remain moderate. Bonds could perform well in this environment, especially if recent stock price volatility continues.

MONEY MARKET REVIEW
   Money market investors enjoyed increased yields during the reporting period, as the Federal Reserve Board raised short-term rates by 1.75%. However, uncertainty over the timing and size of the Federal Reserve Board's rate increases caused significant volatility in short-term yields during the year.

   If consumer confidence and employment remain strong, and energy prices continue to rise, additional increases in short-term rates are possible. If slower growth later this year ends the current cycle of interest rate increases, money market yields could peak and begin to edge lower.



   Thomas M. O'Neill
   Chief Investment Officer

MANAGEMENT'S DISCUSSION OF FUND PERFORMANCE
================================================================================

BOSTON 1784 TAX-FREE MONEY MARKET FUND

OBJECTIVE: TO PRESERVE THE PRINCIPAL VALUE OF A SHAREHOLDER'S INVESTMENT AND MAINTAIN A HIGH DEGREE OF LIQUIDITY WHILE PROVIDING CURRENT INCOME.

Boston 1784 Tax-Free Money Market Fund is an actively managed portfolio of investment-grade money market securities. Assets are diversified among general obligation municipal securities and revenue issues used to finance projects such as hospitals, transportation, housing, student loans, utilities, and industrial development. As of May 31, 2000, the Fund's net assets totaled $871.1 million compared to $969.4 million on May 31, 1999.
   For the 12 months ended May 31, 2000, the Fund had a total return of 3.30%, compared with returns of 3.06% for the IBC/Financial Data Stockbroker & General Purpose Tax-Free Average and 3.16% for the Lipper Tax-Exempt Money Market Funds Average for the same period. Based on total return, the Fund rated among the top 9% (11 of 137) of the Lipper Tax-Exempt Money Market Funds Average for the twelve months ended May 31, 2000.
   With an increase in short-term interest rates of 1.75% during the Fund's fiscal year, the Fund enjoyed significantly higher yields than were available in the marketplace in the fiscal year ended May 31, 1999. The Fund outperformed its benchmarks due largely to a barbelled maturity structure, which entailed holding longer maturity issues for the added yield they provide as well as large shorter-term positions for additional liquidity. The Fund also benefited by purchasing large positions at a cost savings.
   We continue to seek higher yields by making the most of market imbalances and purchasing securities issued in states with little or no income taxes.


                     BOSTON 1784 TAX-FREE MONEY MARKET FUND

            COMPARISON OF CHANGE IN THE VALUE OF A $10,000 INVESTMENT
              IN BOSTON 1784 TAX-FREE MONEY MARKET FUND VERSUS THE
                IBC/FINANCIAL DATA STOCKBROKER & GENERAL PURPOSE
          AVERAGE AND THE LIPPER TAX-EXEMPT MONEY MARKET FUNDS AVERAGE

--------------------------------------------------------------------------------
  One Year         Annualized         Annualized           Annualized Inception
   Return         3 Year Return      5 Year Return               TO Date*
--------------------------------------------------------------------------------
    3.30%             3.21%              3.28%                     3.16%
--------------------------------------------------------------------------------

[graph omitted]
plot points follows:

                 BOSTON 1784 TAX-FREE  IBC/FINANCIAL DATA     LIPPER TAX-EXEMPT
                     MONEY MARKET         STOCKBROKER &          MONEYMARKET
                         FUND             G.P. AVERAGE          FUNDS AVERAGE
6/30/93                 $10,000              $10,000               $10,000
5/94                     10,221               10,176                10,177
5/95                     10,557               10,476                10,478
5/96                     10,932               10,807                10,812
5/97                     11,284               11,124                11,132
5/98                     11,660               11,468                11,477
5/99                     12,011               11,779                11,789
5/00                     12,407               12,139                12,148

PAST PERFORMANCE OF THE FUND IS NOT PREDICTIVE OF FUTURE PERFORMANCE. *INCEPTION DATE: 6/14/93

                                                               BOSTON 1784 FUNDS

================================================================================

BOSTON 1784 U.S. TREASURY MONEY MARKET FUND

OBJECTIVE: TO PRESERVE THE PRINCIPAL VALUE OF A SHAREHOLDER'S INVESTMENT AND MAINTAIN A HIGH DEGREE OF LIQUIDITY WHILE PROVIDING CURRENT INCOME.

Boston 1784 U.S. Treasury Money Market Fund invests primarily in U.S. government agency securities, U.S. Treasury obligations, and repurchase agreements that are fully collateralized by U.S. Treasury obligations. From May 31, 1999 to May 31, 2000, the Fund's net assets decreased from $390.8 million to $329.6 million.
   For the 12 months ended May 31, 2000, the Fund had a total return of 4.89%, compared with returns of 4.97% for the IBC/Financial Data U.S. Government & Agencies Average and 4.64% for the Lipper U.S. Treasury Money Market Funds Average for the same period. Based on total return, the Fund ranked in the top 15% (14 of 95) of the Lipper U.S. Treasury Money Market Funds Average for the fiscal year ended May 31, 2000. As of May 31, 2000, the Fund had a 7-day yield of 5.76%. The Fund's return and resulting ranking reflect a waiver of certain management fees and expenses (see Financial Highlights). The Fund is rated
AAAm by Standard and Poor's. The rating is based on credit quality, market price exposure and management.
   To contain inflation by slowing the pace of economic growth, the Federal Reserve Board raised the Federal Funds rate from 4.75% to 6.50% over the past fiscal year. To make the most of this environment, the Fund maintained large positions in repurchase agreements collateralized by U.S. Treasury obligations. This boosted performance, as a decrease in supply dampened the yields for direct investments in Treasury securities.
   With signs that economic growth is slowing, it is uncertain whether there will be further increases in short-term interest rates over the next few months. As we continue to watch market developments closely, we will look for additional opportunities to enhance the Fund's yield.

                   BOSTON 1784 U.S. TREASURY MONEY MARKET FUND

            COMPARISON OF CHANGE IN THE VALUE OF A $10,000 INVESTMENT
            IN BOSTON 1784 U.S. TREASURY MONEY MARKET FUND VERSUS THE
          IBC/FINANCIAL DATA U.S. GOVERNMENT & AGENCIES AVERAGE AND THE
                 LIPPER U.S. TREASURY MONEY MARKET FUNDS AVERAGE

--------------------------------------------------------------------------------
     One Year         Annualized         Annualized       Annualized Inception
      Return         3 Year Return      5 Year Return           TO Date*
--------------------------------------------------------------------------------
       4.89%             4.82%              4.89%                4.57%
--------------------------------------------------------------------------------

[graph omitted]
plot points follows:

           BOSTON 1784 U.S. TREASURY  IBC/FINANCIAL DATA  LIPPER U.S. TREASURIES
                  MONEYMARKET            U.S. GOV'T. &         MONEYMARKET
                     FUND              AGENCIES AVERAGE        FUNDS AVERAGE
6/30/93             $10,000                 $10,000               $10,000
5/94                 10,249                  10,250                10,246
5/95                 10,742                  10,726                10,716
5/96                 11,296                  11,270                11,253
5/97                 11,845                  11,810                11,783
5/98                 12,440                  12,402                12,354
5/99                 13,006                  12,973                12,893
5/00                 13,642                  13,618                13,489

PAST PERFORMANCE OF THE FUND IS NOT PREDICTIVE OF FUTURE PERFORMANCE. *INCEPTION DATE: 6/7/93

MANAGEMENT'S DISCUSSION OF FUND PERFORMANCE
================================================================================

BOSTON 1784 INSTITUTIONAL U.S. TREASURY MONEY MARKET FUND

OBJECTIVE: TO PRESERVE THE PRINCIPAL VALUE OF A SHAREHOLDER'S INVESTMENT AND TO MAINTAIN A HIGH DEGREE OF LIQUIDITY WHILE PROVIDING CURRENT INCOME.


Boston 1784 Institutional U.S. Treasury Money Market Fund invests primarily in U.S. government agency securities, U.S. Treasury obligations, and repurchase agreements that are fully collateralized by U.S. Treasury obligations. From May 31, 1999 to May 31, 2000, the Fund's net assets increased from $4.35 billion to $5.02 billion.
   For the fiscal year ended May 31, 2000, the Fund had a total return of 5.26%, compared with returns of 5.11% for the IBC/Financial Data Government-Only Institutional-Only Average and 4.98% for the Lipper Institutional U.S. Treasury Money Market Average for the same period. Based on total return, the Fund ranked in the top 13% (16 of 124) of the Lipper Institutional U.S. Treasury Money Market Average for the past fiscal year. As of May 31, 2000, the Fund had a 7-day yield of 6.18%. The Fund's return and resulting ranking reflect a waiver of certain management fees and expenses (see Financial Highlights). The Fund is rated AAAm by Standard and Poor's. The rating is based on credit quality, market price exposure, and management.
   To contain inflation and promote a sustainable economic expansion, the Federal Reserve Board raised the Federal Funds rate six times over the past fiscal year, from 4.75% to 6.50%. Money market investors were the beneficiaries of these rate increases, which drove short-term yields higher. In this environment, the Fund outperformed its benchmarks by concentrating investments in repurchase agreements backed by U.S. Treasury obligations and U.S. government agency securities. These holdings provided higher returns than direct investments in U.S. Treasury securities, whose yield fell due to decreased supply.
   Now that economic expansion appears to be slowing, it is unclear whether the Federal Reserve Board will raise short-term rates again in coming months. We will continue to watch market developments closely.

                     BOSTON 1784 INSTITUTIONAL U.S. TREASURY
                                MONEY MARKET FUND

            COMPARISON OF CHANGE IN THE VALUE OF A $10,000 INVESTMENT
       IN BOSTON 1784 INSTITUTIONAL U.S. TREASURY MONEY MARKET FUND VERSUS
        THE IBC/FINANCIAL DATA GOVERNMENT-ONLY INSTITUTIONAL-ONLY AVERAGE
         AND THE LIPPER INSTITUTIONAL U.S. TREASURY MONEY MARKET AVERAGE

--------------------------------------------------------------------------------
     One Year         Annualized          Annualized        Annualized Inception
      Return         3 Year Return       5 Year Return            TO Date*
--------------------------------------------------------------------------------
       5.26%             5.17%               5.23%                  4.90%
--------------------------------------------------------------------------------

[graph omitted]
plot points follows:


                     BOSTON 1784                                   LIPPER
                     INSTITUTIONAL     IBC/FINANCIAL DATA       INSTITUTIONAL
                    U.S. TREASURY        GOVERNMENT-ONLY        U.S. TREASURY
                      MONEYMARKET      INSTITUTIONAL-ONLY       MONEYMARKET
                         FUND                AVERAGE               AVERAGE
6/30/93                 $10,000              $10,000               $10,000
5/94                     10,286               10,275                10,271
5/95                     10,805               10,784                10,773
5/96                     11,394               11,363                11,343
5/97                     11,982               11,940                11,911
5/98                     12,624               12,568                12,526
5/99                     13,243               13,170                13,113
5/00                     13,939               13,843                13,766

PAST PERFORMANCE OF THE FUND IS NOT PREDICTIVE OF FUTURE PERFORMANCE. *INCEPTION DATE: 6/14/93

                                                               BOSTON 1784 FUNDS

================================================================================

BOSTON 1784 PRIME MONEY MARKET FUND

OBJECTIVE: TO PRESERVE THE PRINCIPAL VALUE OF A SHAREHOLDER'S INVESTMENT AND MAINTAIN A HIGH DEGREE OF LIQUIDITY WHILE PROVIDING CURRENT INCOME.

Boston 1784 Prime Money Market Fund invests primarily in high-quality money market instruments, including short-term U.S. government obligations, corporate bonds, bank obligations (such as certificates of deposit, bankers' acceptances, and fixed-time obligations), commercial paper, variable-rate demand notes, taxable municipal securities, and repurchase agreements. Between May 31, 1999 and May 31, 2000, the Fund's net assets grew from $165.2 million to $183.1 million.
   For the fiscal year ended May 31, 2000, the Fund's total return was 5.10%, compared with returns of 5.03% for the IBC/Financial Data First Tier Money Market Average and 4.94% for the Lipper Money Market Funds Average for the same period. As of May 31, 2000, the Fund had a 7-day yield of 6.22%. The Fund's return reflects a waiver of certain management fees and expenses (see Financial Highlights).
   During the fiscal year, the Federal Reserve Board raised the short-term Federal Funds interest rate six times from 4.75% to 6.50%. This favored investors in money market instruments, whose yields rose in response. In this climate, we emphasized a barbelled maturity structure for the Fund's portfolio, balancing shorter and longer maturities to take advantage of the steep yield curve. We also maintained a larger position in floating-rate securities, which made the Fund more responsive to rising interest rates.
   It is uncertain whether the Federal Reserve Board will raise short-term rates again in the near term, given the apparent slowdown in economic growth. As before, we will monitor market developments to take advantage of any changes in yields.


                       BOSTON 1784 PRIME MONEY MARKET FUND

            COMPARISON OF CHANGE IN THE VALUE OF A $10,000 INVESTMENT
                IN BOSTON 1784 PRIME MONEY MARKET FUND VERSUS THE
                  IBC/FINANCIAL DATA FIRST TIER AVERAGE AND THE
                        LIPPER MONEY MARKET FUNDS AVERAGE

--------------------------------------------------------------------------------
     One Year       Annualized          Annualized       Annualized Inception
      Return       3 Year Return       5 Year Return           TO Date*
--------------------------------------------------------------------------------
       5.10%           5.01%               5.07%                 4.53%
--------------------------------------------------------------------------------

[graph omitted]
plot points follows:


                     BOSTON 1784
                         PRIME         IBC/FINANCIAL DATA          LIPPER
                      MONEYMARKET           FIRSTTIER           MONEYMARKET
                         FUND                AVERAGE               AVERAGE
6/30/93                 $10,000              $10,000               $10,000
5/92                     10,433               10,415                10,419
5/93                     10,745               10,711                10,718
5/94                     11,044               11,004                11,011
5/95                     11,577               11,529                11,533
5/96                     12,191               12,126                12,118
5/97                     12,803               12,716                12,696
5/98                     13,464               13,360                13,328
5/99                     14,107               13,982                13,939
5/00                     14,827               14,686                14,632

PAST PERFORMANCE OF THE FUND IS NOT PREDICTIVE OF FUTURE PERFORMANCE. *INCEPTION DATE: 6/6/91

MANAGEMENT'S DISCUSSION OF FUND PERFORMANCE
================================================================================

BOSTON 1784 INSTITUTIONAL PRIME MONEY MARKET FUND

OBJECTIVE: TO PRESERVE THE PRINCIPAL VALUE OF A SHAREHOLDER'S INVESTMENT AND TO MAINTAIN A HIGH DEGREE OF LIQUIDITY WHILE PROVIDING CURRENT INCOME.

Boston 1784 Institutional Prime Money Market Fund invests largely in high-quality money market instruments, including short-term U.S. government obligations, corporate bonds, bank obligations (such as certificates of deposit, bankers' acceptances and fixed time obligations), commercial paper, variable rate demand notes, taxable municipal securities and repurchase agreements. During the 12 months ended May 31, 2000, the Fund's net assets grew from $516.9 million to $696.6 million.
   For the fiscal year ended May 31, 2000, the Fund had a total return of 5.43%, compared with returns of 5.39% for the IBC/Financial Data First Tier Institutional Only Average and 5.37% for the Lipper Institutional Money Market Funds Average for the same period. The Fund's 7-day yield as of May 31, 2000 was 6.32%. The Fund's return reflects a waiver of certain management fees and expenses (see Financial Highlights).
   As the Federal Reserve Board sought to contain inflation by tightening monetary policy during the past fiscal year, money market investors benefited from a 1.75% increase in short-term interest rates. In this environment, we tried to maintain a balance between short- and longer-term securities to take advantage of raising rates across the yield curve. The Fund also responded to the increases in short-term interest rates by investing in floating-rate securities.
   It is uncertain whether the Federal Reserve Board will raise short-term rates again in coming months, since economic growth appears to be slowing. We will continue to watch market developments closely. As before, we will try to maximize changing yields when possible.

                            BOSTON 1784 INSTITUTIONAL
                             PRIME MONEY MARKET FUND

            COMPARISON OF CHANGE IN THE VALUE OF A $10,000 INVESTMENT
           IN BOSTON 1784 INSTITUTIONAL PRIME MONEY MARKET FUND VERSUS
          THE IBC/FINANCIAL DATA FIRST TIER INSTITUTIONAL ONLY AVERAGE
             AND THE LIPPER INSTITUTIONAL MONEY MARKET FUNDS AVERAGE

-------------------------------------
     One Year    Annualized Inception
      Return           TO Date*
-------------------------------------
       5.43%             5.32%
-------------------------------------

[graph omitted]
plot points follows:


                     BOSTON 1784
                         PRIME         IBC/FINANCIAL DATA          LIPPER
                      MONEYMARKET           FIRSTTIER           MONEYMARKET
                         FUND                AVERAGE               AVERAGE
11/30/97                $10,000              $10,000               $10,000
5/98                     10,271               10,269                10,266
5/99                     10,795               10,787                10,782
5/00                     11,381               11,368                11,361

PAST PERFORMANCE OF THE FUND IS NOT PREDICTIVE OF FUTURE PERFORMANCE. *INCEPTION DATE: 11/5/97

                                                               BOSTON 1784 FUNDS

================================================================================

BOSTON 1784 SHORT-TERM INCOME FUND

OBJECTIVE: TO PROVIDE INVESTORS WITH MAXIMUM CURRENT INCOME, AND, AS A SECONDARY GOAL, TO PRESERVE INVESTORS' CAPITAL.

Boston 1784 Short-Term Income Fund is designed for investors seeking a higher yield than a money market fund and more price stability than a longer-term bond fund. The Fund invests primarily in debt securities of U.S. issuers, although it can invest in non-U.S. issuers, including those in developing countries. The Fund's assets as of May 31, 2000 were $129.2 million compared to $176.0 million on May 31, 1999.
   The Fund's total return for the year ended May 31, 2000 was 3.53%, compared to returns of 3.37% for the Lipper Short Investment-Grade Debt Average and 3.43% for the Lehman Mutual Fund 1-5 Year Government /Corporate Bond Index for the same period. Based on total return, the Fund placed in the second quartile (45 of 113) in the Lipper Short Investment-Grade Debt Average for the year ended May 31, 2000. The Fund's return and resulting ranking reflect a waiver of certain management fees and expenses (see Financial Highlights).
   The Fund outperformed slightly the Lipper Short Investment-Grade Debt Average due to the higher yielding shorter-term corporate bonds and government agency securites held by the Fund during the year. In addition, the Fund's conservative maturity profile in the face of preemptive anti-inflationary measures pursued by the Federal Reserve Board positively impacted performance.
   The Federal Reserve Board indicated recently that a more aggressive attack on inflation may come in the form of additional short-term interest rate increases. An increase in interest rates coupled with a subsequent slowdown in economic growth will put increased downward pressure on the prices of corporate bonds. Therefore, the Fund will continue to selectively add corporate and asset-backed securities to the portfolio that offer attractive yields and credit quality. In addition, the Fund will maintain a prudent allocation to high quality U.S. Treasury issues to take advantage of strong demand and decreasing supply in that sector. The Fund should benefit also from the addition of floating-rate securities in the coming months since bond yields are likely to continue to rise.


                       BOSTON 1784 SHORT-TERM INCOME FUND

            COMPARISON OF CHANGE IN THE VALUE OF A $10,000 INVESTMENT
                IN BOSTON 1784 SHORT-TERM INCOME FUND VERSUS THE
                 LEHMAN MUTUAL FUND 1-5 YEAR GOV'T./CORP. INDEX
               AND THE LIPPER SHORT INVESTMENT-GRADE DEBT AVERAGE

--------------------------------------------------------------------------------
One Year         Annualized           Annualized           Annualized Inception
 Return         3 Year Return        5 Year Return               TO Date*
--------------------------------------------------------------------------------
  3.53%             5.06%                5.28%                     5.60%
--------------------------------------------------------------------------------

[graph omitted]
plot points follows:


                     Boston 1784
                      SHORT-TERM       LEHMAN MUTUAL FUND     Lipper SHORT-TERM
                        INCOME         1-5 YR. GOV'T./CORP    INVESTMENT-GRADE
                         FUND                 INDEX             DEBT AVERAGE
7/31/94                 $10,000             $10,000                $10,000
5/95                     10,601              10,700                 10,548
5/96                     11,107              11,236                 11,080
5/97                     11,826              12,014                 11,797
5/98                     12,651              12,944                 12,572
5/99                     13,246              13,618                 13,119
5/00                     13,713              14,085                 13,576

PAST PERFORMANCE OF THE FUND IS NOT PREDICTIVE OF FUTURE PERFORMANCE. *INCEPTION DATE: 7/1/94

MANAGEMENT'S DISCUSSION OF FUND PERFORMANCE
================================================================================

BOSTON 1784 INCOME FUND

OBJECTIVE: TO PROVIDE INVESTORS WITH MAXIMUM CURRENT INCOME, AND, AS A SECONDARY GOAL, TO PRESERVE INVESTORS' CAPITAL.

Boston 1784 Income Fund is an actively managed portfolio of investment-grade bonds with intermediate- to long-term maturities. On May 31, 2000, the average-weighted-maturity of the Fund was approximately 10.67 years and the Fund's duration was 6.48 years. Between May 31, 1999 and May 31, 2000, the Fund's net assets declined from $343.2 million to $310.0 million.
   For the 12 months ended May 31, 2000, the Fund had a total return of 1.25%, compared with returns of 2.10% for the Lehman Aggregate Bond Index and 0.14% for the Lipper Corporate Debt A-Rated Average for the same period. Based on total return, the Fund ranked in the top 21% (36 of 173) in the Lipper Corporate Debt A-Rated Average for the same period. The Fund's return and resulting ranking reflect a waiver of certain management fees and expenses (see Financial Highlights).
   During the fiscal year ended May 31, 2000, we reduced the Fund's corporate positions and moved the proceeds into U.S. Treasury and government agency issues. In trimming corporates, we targeted issues with lower credit quality first due to our expectation that the damage to company profits from higher interest rates and slower economic growth would be particularly hard on lower-quality firms. Fundamentals here include rising default ratios, with downgrades outnumbering upgrades two to one. As long-term rates fell, we reduced the Fund's duration from 5.4 years to about 5.1 years, which had a positive impact on Fund performance.
   Given the current uncertainty about where growth and interest rates will head in coming months, we will continue to maintain a high level of overall quality and liquidity in the Fund.


                             BOSTON 1784 INCOME FUND

            COMPARISON OF CHANGE IN THE VALUE OF A $10,000 INVESTMENT
        IN BOSTON 1784 INCOME FUND VERSUS THE LEHMAN AGGREGATE BOND INDEX
                  AND THE LIPPER CORPORATE DEBT A-RATED AVERAGE

--------------------------------------------------------------------------------
     One Year         Annualized          Annualized       Annualized Inception
      Return         3 Year Return       5 Year Return           TO Date*
--------------------------------------------------------------------------------
       1.25%             4.27%               4.71%                 5.76%
--------------------------------------------------------------------------------

[graph omitted]
plot points follows:


                     BOSTON 1784             LEHMAN           LIPPER CORPORATE
                        INCOME           AGGREGATE BOND         DEBT A-RATED
                         FUND                 INDEX                AVERAGE
7/31/94                 $10,000              $10,000               $10,000
5/95                     10,934               10,955                10,921
5/96                     11,211               11,435                11,301
5/97                     12,143               12,387                12,167
5/98                     13,221               13,739                13,490
5/99                     13,596               14,336                13,830
5/00                     13,766               14,637                13,861

PAST PERFORMANCE OF THE FUND IS NOT PREDICTIVE OF FUTURE PERFORMANCE. *INCEPTION DATE: 7/1/94

                                                               BOSTON 1784 FUNDS

================================================================================

BOSTON 1784 U.S. GOVERNMENT MEDIUM-TERM INCOME FUND

OBJECTIVE: TO PROVIDE INVESTORS WITH CURRENT INCOME CONSISTENT WITH PRESERVATION OF CAPITAL.

Boston 1784 U.S. Government Medium-Term Income Fund is an actively managed portfolio of U.S. Treasury and U.S. government agency issues with short- to medium-term maturities. On May 31, 2000, the average-weighted-maturity of the Fund was 5.3 years and the Fund's duration was 3.3 years. From May 31, 1999 to May 31, 2000, the Fund's net assets declined from $276.8 million to $242.5 million.
   For the 12 months ended May 31, 2000, the Fund had a total return of 1.87%, compared to returns of 3.01% for the Lehman Intermediate Government Bond Index and 1.33% for the Lipper Intermediate U.S. Government Funds Average for the same period. Based on total return, the Fund ranked in the top 29% (37 of 128) in the Lipper Intermediate U.S. Government Funds Average. The Fund's return and resulting ranking reflect a waiver of certain management fees and expenses (see Financial Highlights).
   During the first six months of the fiscal year, the Fund's average-weighted-maturity and duration were extended to lock in attractive rates as interest rates rose. As yields began to fall early in 2000, however, duration was reduced, which positively impacted Fund performance. Also during the second half of the fiscal year, as legislative initiatives to reduce support for certain government-sponsored enterprises made the yields for agency securities more attractive, we added to the Fund's holdings in both mortgage-backed securities and non-callable agency paper. This reduced investments in Treasuries to approximately one quarter of the Fund's assets. We also increased the Fund's cash position due to heightened liquidity needs, which afforded additional yield due to the inverted yield curve.
   As long as it remains unclear where the economy and interest rates will head, we will continue to emphasize strong credit quality and liquidity in structuring the Fund's portfolio.

                           BOSTON 1784 U.S. GOVERNMENT
                             MEDIUM-TERM INCOME FUND

            COMPARISON OF CHANGE IN THE VALUE OF A $10,000 INVESTMENT
          IN BOSTON 1784 U.S. GOVERNMENT MEDIUM-TERM INCOME FUND VERSUS
              THE LEHMAN INTERMEDIATE GOVERNMENT BOND INDEX AND THE
                LIPPER INTERMEDIATE U.S. GOVERNMENT FUNDS AVERAGE

--------------------------------------------------------------------------------
 One Year         Annualized           Annualized           Annualized Inception
  Return         3 Year Return        5 Year Return               TO Date*
--------------------------------------------------------------------------------
   1.87%             4.68%                4.94%                     4.67%
--------------------------------------------------------------------------------

[graph omitted]
plot points follows:

                     BOSTON 1784
                      U.S. GOV'T             LEHMAN                LIPPER
                      MEDIUM-TERM         INTERMEDIATE          INTERMEDIATE
                        INCOME             GOV'T. BOND        U.S. GOV'T FUNDS
                         FUND                 INDEX                AVERAGE
6/30/93                 $10,000              $10,000               $10,000
5/94                     9,787                9,980                 9,826
5/95                     10,646               10,887                10,710
5/96                     11,024               11,380                11,066
5/97                     11,813               12,189                11,837
5/98                     12,824               13,235                12,929
5/99                     13,303               13,894                13,374
5/00                     13,551               14,313                13,534

PAST PERFORMANCE OF THE FUND IS NOT PREDICTIVE OF FUTURE PERFORMANCE. *INCEPTION DATE: 6/7/93

MANAGEMENT'S DISCUSSION OF FUND PERFORMANCE
================================================================================

BOSTON 1784 TAX-EXEMPT
MEDIUM-TERM INCOME FUND

OBJECTIVE: TO PROVIDE INVESTORS WITH CURRENT INCOME THAT IS EXEMPT FROM FEDERAL INCOME TAX, CONSISTENT WITH PRESERVATION OF CAPITAL.

Boston 1784 Tax-Exempt Medium-Term Income Fund is an actively managed, diversified portfolio of high-quality, intermediate-term municipal securities. From May 31,1999 to May 31, 2000, the Fund's net assets decreased from $357.0 million to $296.7 million. On May 31, 2000, 68.8% of the Fund's assets were rated AAA, 16.9% were rated AA and 9.49% were rated A by either Standard & Poor's or Moody's.
   The Fund's total return for the 12 months ended May 31, 2000 was -1.70%, compared with returns of -1.04% for the Lipper Intermediate Municipal Debt Funds Average, 0.25% for the Lehman 7-Year Municipal Bond Index and 0.28% for the Lehman Quality Intermediate 3-15 Year Blend Index for the same period. Prior to the past fiscal year, the Fund used the Lehman 7-Year Municipal Debt Funds Average as a benchmark. The Lehman Quality Intermediate 3-15 Year Blend Index more closely reflects the maturity structure of the securities in the Fund. The Fund's return reflects a waiver of certain management fees and expenses (see Financial Highlights).
   The Fund attempts to increase yield and achieve price stability by emphasizing both geographical and sector diversification, defensively structuring coupons, maturities and call features, and trying to maximize tax-free income, credit quality and market liquidity. The Fund has performed well historically compared to its benchmarks since it maintains a slightly longer average-weighted-maturity and duration, which were 10.14 years and 7.24 years, respectively, as of May 31, 2000. However, with the increase in interest rates over the past year, which was particularly damaging to the prices of longer-term issues, the Fund's maturity structure enhanced its yield but diminished its total return.
   Besides a possible peak in interest rates, which should help the prices of bonds generally, municipal bonds should benefit from an increasingly positive balance of demand and supply during the coming fiscal year. In addition, municipal bonds are at fair market value compared to corporate bonds and government agency securities, with far less credit risk, and exceptionally inexpensive compared to Treasury issues.


                             BOSTON 1784 TAX-EXEMPT
                             MEDIUM-TERM INCOME FUND

            COMPARISON OF CHANGE IN THE VALUE OF A $10,000 INVESTMENT
            IN BOSTON 1784 TAX-EXEMPT MEDIUM-TERM INCOME FUND VERSUS
                     THE LEHMAN 7-YEAR MUNICIPAL BOND INDEX,
            THE LEHMAN QUALITY INTERMEDIATE 3-15 YEAR BLEND INDEX AND
              THE LIPPER INTERMEDIATE MUNICIPAL DEBT FUNDS AVERAGE

--------------------------------------------------------------------------------
One Year         Annualized             Annualized          Annualized Inception
 Return         3 Year Return          5 Year Return              TO Date*
--------------------------------------------------------------------------------
 -1.70%             3.83%                  4.68%                    5.01%
--------------------------------------------------------------------------------

[graph omitted]
plot points follows:


           BOSTON 1784
           TAX-EXEMPT      LEHMAN 7-YEAR     LEHMAN QUALITY        LIPPER
           MEDIUM-TERM       MUNICIPAL        INTERMEDIATE      INTERMEDIATE
             INCOME            BOND            3-15 YEAR       MUNICIPAL DEBT
              FUND             INDEX           BLENDINDEX       FUNDS AVERAGE
6/30/93      $10,000          $10,000            $10,000           $10,000
5/94          10,212           10,144             10,148            10,147
5/95          10,986           10,972             11,001            10,875
5/96          11,449           1,1481             11,519            11,315
5/97          12,336           12,267             12,385            12,041
5/98          13,475           13,257             13,435            12,947
5/99          14,047           13,884             14,073            13,431
5/00          13,808           13,919             14,113            13,291

PAST PERFORMANCE OF THE FUND IS NOT PREDICTIVE OF FUTURE PERFORMANCE. *INCEPTION DATE: 6/14/93

                                                               BOSTON 1784 FUNDS

================================================================================

BOSTON 1784 CONNECTICUT TAX-EXEMPT INCOME FUND

OBJECTIVE: TO PROVIDE INVESTORS WITH CURRENT INCOME THAT IS EXEMPT FROM BOTH FEDERAL AND CONNECTICUT PERSONAL INCOME TAX, WITH A SECONDARY GOAL OF PRESERVING CAPITAL.

Boston 1784 Connecticut Tax-Exempt Income Fund is an actively managed, state-specific portfolio of high-quality, intermediate-term municipal securities issued by the State of Connecticut and its municipalities. Between May 31,1999 and May 31, 2000, the Fund's net assets declined from $187.7 million to $148.9 million. As of May 31, 2000, 62.8% of the Fund's assets were rated AAA, 28.8% were rated AA and 6.1% were rated A by either Standard & Poor's or Moody's.
   For the 12 months ended May 31, 2000, the Fund's total return was -1.45%, compared with returns of -1.25% for the Lipper Other States Intermediate Municipal Debt Funds Average, 0.25% for the Lehman 7-Year Municipal Bond Index and 0.28% for the Lehman Quality Intermediate 3-15 Year Blend Index for the same period. The Fund's return reflects a waiver of certain management fees and expenses (see Financial Highlights). During the past fiscal year, the Fund switched its benchmark from the Lehman 7-Year Municipal Debt Funds Average to the Lehman Quality Intermediate 3-15 Year Blend Index, which more closely reflects the maturity structure of the securities in the Fund.
   The Fund attempts to increase yield and maintain price stability by emphasizing sector diversification, defensively structuring coupons, maturities and call features, and trying to maximize tax-free income, credit quality and market liquidity. Historically, the Fund has performed well compared to its benchmarks since it maintains a slightly longer average-weighted-maturity and duration, which were 10.46 years and 7.51 years, respectively, as of May 31, 2000. While this strategy improved the Fund's yield as interest rates rose during the past fiscal year, it diminished the total return as the higher rates hit prices for longer-term bonds particularly hard.
   In addition to a possible peak in interest rates, the municipal bond market should benefit during the coming fiscal year from an increasingly positive balance of supply and demand. Meanwhile, municipal bonds are extremely inexpensive relative to Treasury issues. Municipal bonds are at fair market value versus corporate bonds and government agency debt, and offer far less credit risk.


                             BOSTON 1784 CONNECTICUT
                             TAX-EXEMPT INCOME FUND

            COMPARISON OF CHANGE IN THE VALUE OF A $10,000 INVESTMENT
          IN BOSTON 1784 CONNECTICUT TAX-EXEMPT INCOME FUND VERSUS THE
                       LEHMAN 7-YEAR MUNICIPAL BOND INDEX,
                LEHMAN QUALITY INTERMEDIATE 3-15 YEAR BLEND INDEX
                    AND THE LIPPER OTHER STATES INTERMEDIATE
                          MUNICIPAL DEBT FUNDS AVERAGE

--------------------------------------------------------------------------------
One Year         Annualized             Annualized          Annualized Inception
 Return         3 Year Return          5 Year Return              TO Date*
--------------------------------------------------------------------------------
 -1.45%             3.76%                  4.52%                    5.15%
--------------------------------------------------------------------------------

[graph omitted]
plot points follows:


           BOSTON 1784
            CONNECTICUT    LEHMAN 7-YEAR   LEHMAN QUALITY       LIPPER OTHER
            TAX-EXEMPT       MUNICIPAL      INTERMEDIATE     STATES INTERMEDIATE
              INCOME           BOND          3-15 YEAR            MUNICIPAL
               FUND            INDEX         BLENDINDEX          DEBT FUNDS
8/31/94       $10000          $10,000          $10,000             $10,000
5/95           10,664          10,629           10,671              10,549
5/96           11,103          11,123           11,173              10,941
5/97           11,909          11,885           12,013              11,597
5/98           13,015          12,844           13,031              12,410
5/99           13,499          13,451           13,651              12,838
5/00           13,304          13,485           13,689              12,673

PAST PERFORMANCE OF THE FUND IS NOT PREDICTIVE OF FUTURE PERFORMANCE. *INCEPTION DATE: 8/1/94

MANAGEMENT'S DISCUSSION OF FUND PERFORMANCE
================================================================================

BOSTON 1784 FLORIDA TAX-EXEMPT INCOME FUND

OBJECTIVE: TO PROVIDE INVESTORS WITH CURRENT INCOME EXEMPT FROM FEDERAL INCOME TAX THROUGH FUND SHARES THAT ARE EXEMPT FROM FLORIDA INTANGIBLE PERSONAL PROPERTY TAX, WITH A SECONDARY GOAL OF PRESERVING CAPITAL.

Boston 1784 Florida Tax-Exempt Income Fund is an actively managed, state-specific portfolio that consists primarily of investment-grade bonds. The Fund holds a balance of prerefunded bonds and securities with intermediate- and longer-term maturities. The majority of the Fund's assets are invested in general obligation bonds issued by the State of Florida and various municipalities, as well as in revenue bonds that finance hospitals, education, housing, transportation, utilities and industrial development. As of May 31, 2000, approximately 95% of the bonds in the Fund were rated AA or higher by either Moody's or Standard & Poor's. A portion of these assets were enhanced with bond insurance.
   From May 31, 1999 to May 31, 2000, the Fund's net assets decreased from $68.8 million on to $61.2 million. For the 12 months ended May 31, 2000, the Fund had a total return of -1.76%, compared with returns of -0.87% for the Lipper
Florida Intermediate Municipal Debt Funds Average, 0.25% for the Lehman 7-Year Municipal Bond Index and 0.28% for the Lehman Quality Intermediate 3-15 Year Blend Index for the same period. Prior to the past fiscal year, the Fund used the Lehman 7-Year Municipal Debt Funds Average as a benchmark. The Lehman Quality Intermediate 3-15 Year Blend Index more closely reflects the maturity structure of the securities in the Fund. The Fund's return reflects a waiver of certain management fees and expenses (see Financial Highlights).
   An emphasis on bonds with high credit quality, which performed well, helped offset the performance of bonds with current and discount coupons and an average-weighted-maturity and duration that were longer than the Lehman Index. On May 31, 2000, the Fund had an average-weighted-maturity of 7.35 years and a duration of 5.69 years, both of which were longer than its Lehman benchmark and negatively impacted performance as interest rates rose and bond prices fell.
   With interest rates on the rise, we focused on improving the Fund's current dividend yield. During the second half of the fiscal year, we trimmed the Fund's holdings in longer-term securities and issues from the healthcare and utility sectors, and increased positions in prerefunded and municipal bonds with higher coupons. While diminishing supplies of municipal bonds could boost prices in the coming months, we plan to maintain our emphasis on current income.

                   BOSTON 1784 FLORIDA TAX-EXEMPT INCOME FUND

                     COMPARISON OF CHANGE IN THE VALUE OF A
                    $10,000 INVESTMENT IN BOSTON 1784 FLORIDA
                        TAX-EXEMPT INCOME FUND VERSUS THE
                       LEHMAN 7-YEAR MUNICIPAL BOND INDEX,
            THE LEHMAN QUALITY INTERMEDIATE 3-15 YEAR BLEND INDEX AND
          THE LIPPER FLORIDA INTERMEDIATE MUNICIPAL DEBT FUNDS AVERAGE

---------------------------------------
     One Year    Annualized Inception
      Return           TO Date*
---------------------------------------
      -1.76%             3.26%
---------------------------------------

[graph omitted]
plot points follows:

         BOSTON 1784
            FLORIDA       LEHMAN 7-YEAR     LEHMAN QUALITY      LIPPER FLORIDA
          TAX-EXEMPT        MUNICIPAL        INTERMEDIATE        INTERMEDIATE
            INCOME            BOND            3-15 YEAR         MUNICIPAL DEBT
             FUND             INDEX           BLENDINDEX         FUNDS AVERAGE
6/30/97     $10,000          $10,000            $10,000             $10,000
5/98         10,759           10,704             10,742              10,617
5/99         11,176           11,211             11,253              10,983
5/00         10,980           11,239             11,284              10,888

PAST PERFORMANCE OF THE FUND IS NOT PREDICTIVE OF FUTURE PERFORMANCE. *INCEPTION DATE: 6/30/97

                                                               BOSTON 1784 FUNDS

================================================================================

BOSTON 1784 MASSACHUSETTS TAX-EXEMPT INCOME FUND

OBJECTIVE: TO PROVIDE INVESTORS WITH CURRENT INCOME EXEMPT FROM BOTH FEDERAL AND MASSACHUSETTS PERSONAL INCOME TAX, CONSISTENT WITH PRESERVATION OF CAPITAL.

Boston 1784 Massachusetts Tax-Exempt Income Fund is an actively managed, state-specific portfolio that consists primarily of investment-grade bonds. The Fund holds a balance of prerefunded bonds and securities with intermediate- and longer-term maturities. Assets consist mostly of general obligation bonds issued by the Commonwealth of Massachusetts and various municipalities, as well as revenue bonds issued to finance hospitals, education, housing, transportation, utilities and industrial development. As of May 31, 2000, approximately 86% of the bonds in the Fund were rated AA or higher by either Moody's or Standard & Poor's. A portion of these assets were enhanced with bond insurance.
   During the past fiscal year, the Fund's net assets decreased from $267.9 million on May 31, 1999 to $231.1 million on May 31, 2000. For the twelve months ended May 31, 2000, the Fund had a total return of -1.51%, compared with returns of -1.49% for the Lipper Massachusetts Intermediate Municipal Funds Average, 0.25% for the Lehman Brothers 7-Year Municipal Bond Index and 0.28% for the Lehman Quality Intermediate 3-15 Year Blend Index for the same period. Prior to the past fiscal year, the Fund used the Lehman 7-Year Municipal Debt Funds Average as a benchmark. The Lehman Quality Intermediate 3-15 Year Blend Index more closely reflects the maturity structure of the securities in the Fund. The Fund's return reflects a waiver of certain management fees and expenses (see Financial Highlights).
   Important factors that affected the Fund's performance during the past fiscal year include the investment in high credit quality bonds with current and discount coupons. The Fund had an average-weighted-maturity of 7.77 years and a duration of 6.00 years, both of which were longer than the Lehman Brothers 7-Year Municipal Bond Index. While the longer maturities increased yields, total return was negatively affected compared to the Fund's Lehman benchmark.
   As interest rates rose, we improved the Fund's current dividend yield and increased diversification with new issuers. During the second half of the fiscal year, we reduced holdings in longer-term securities and issues from the healthcare sector, and increased holdings of prerefunded bonds and higher-coupon issues. While prices for municipal bonds could outperform if supplies continue to shrink, we plan to remain focused on current income.


                            BOSTON 1784 MASSACHUSETTS
                             TAX-EXEMPT INCOME FUND

            COMPARISON OF CHANGE IN THE VALUE OF A $10,000 INVESTMENT
               IN BOSTON 1784 MASSACHUSETTS TAX-EXEMPT INCOME FUND
                 VERSUS THE LEHMAN 7-YEAR MUNICIPAL BOND INDEX,
          THE LEHMAN QUALITY INTERMEDIATE 3-15 YEAR BLEND INDEX AND THE
           LIPPER MASSACHUSETTS INTERMEDIATE MUNICIPAL FUNDS AVERAGE

--------------------------------------------------------------------------------
One Year         Annualized             Annualized         Annualized Inception
 Return         3 Year Return          5 Year Return             TO Date*
--------------------------------------------------------------------------------
 -1.51%             3.75%                  4.41%                   4.46%
--------------------------------------------------------------------------------

[graph omitted]
plot points follows:

           BOSTON 1784
           CONNECTICUT     LEHMAN 7-YEAR    LEHMAN QUALITY      LIPPER OTHER
           TAX-EXEMPT        MUNICIPAL       INTERMEDIATE    STATES INTERMEDIATE
             INCOME            BOND           3-15 YEAR           MUNICIPAL
              FUND             INDEX          BLENDINDEX         DEBT FUNDS
6/30/93     $10,000          $10,000           $10,000            $10,000
5/94         10,126           10,144            10,148             10,142
5/95         10,734           10,972            11,001             10,766
5/96         11,116           11,481            11,519             11,154
5/97         11,928           12,267            12,385             11,824
5/98         12,990           13,257            13,434             12,666
5/99         13,523           13,884            14,073             13,088
5/00         13,319           13,919            14,113             12,893

PAST PERFORMANCE OF THE FUND IS NOT PREDICTIVE OF FUTURE PERFORMANCE. *INCEPTION DATE: 6/14/93

MANAGEMENT'S DISCUSSION OF FUND PERFORMANCE
================================================================================

BOSTON 1784 RHODE ISLAND
TAX-EXEMPT INCOME FUND

OBJECTIVE: TO PROVIDE INVESTORS WITH CURRENT INCOME THAT IS EXEMPT FROM BOTH FEDERAL INCOME TAX AND RHODE ISLAND PERSONAL INCOME AND BUSINESS CORPORATION TAXES, WITH A SECONDARY GOAL OF PRESERVING CAPITAL.

Boston 1784 Rhode Island Tax-Exempt Income Fund is an actively managed, state-specific portfolio of high-quality, intermediate-term municipal securities issued by the state of Rhode Island and its municipalities. Between May 31,1999 and May 31, 2000, the Fund's net assets decreased from $102.1 million to $89.0 million. As of May 31, 2000, 72.3% of the Fund's assets were rated AAA, 20.6% were rated AA and 3.14% were rated A by either Standard & Poor's or Moody's.
   The Fund's total return for the 12 months ended May 31, 2000 was -1.70%, compared with returns of -1.29% for the Lipper Other States Intermediate Municipal Debt Funds Average and -0.25% for the Lehman 7-Year Municipal Bond Index. The Fund's return reflects a waiver of certain management fees and expenses (see Financial Highlights).
   The Fund attempts to increase yield and maintain price stability by emphasizing sector diversification, defensively structuring coupons, maturities and call features, and trying to maximize tax-free income, credit quality, and market liquidity. In the past, the Fund has performed well compared to its benchmarks since it maintains a slightly longer average-weighted-maturity and duration, which were 10.23 years and 7.29 years, respectively, as of May 31, 2000. While this maturity structure added yield as interest rates rose during the past fiscal year, it reduced the Fund's total return due to the added price sensitivity of longer-term issues to higher rates.
   In months to come, the municipal bond market should benefit from an increasingly positive balance of supply and demand, as well as from a possible peak in interest rates. At the same time, municipals are extremely inexpensive compared to Treasury securities. Municipal bonds are at fair market value compared to issues of government agency securities and corporate debt, while offering far less credit risk.

                            BOSTON 1784 RHODE ISLAND
                             TAX-EXEMPT INCOME FUND

            COMPARISON OF CHANGE IN THE VALUE OF A $10,000 INVESTMENT
            IN BOSTON 1784 RHODE ISLAND TAX-EXEMPT INCOME FUND VERSUS
                 THE LEHMAN 7-YEAR MUNICIPAL BOND INDEX AND THE
          LIPPER OTHER STATES INTERMEDIATE MUNICIPAL DEBT FUNDS AVERAGE

--------------------------------------------------------------------------------
One Year         Annualized            Annualized           Annualized Inception
 Return         3 Year Return         5 Year Return               TO Date*
--------------------------------------------------------------------------------
 -1.70%             3.48%                 4.51%                     4.91%
--------------------------------------------------------------------------------

[graph omitted]
plot points follows:


             BOSTON 1784
             RHODE ISLAND         LEHMAN 7-YEAR      LIPPER OTHER
              TAX-EXEMPT            MUNICIPAL     STATES INTERMEDIATE
                INCOME                BOND             MUNI DEBT
                 FUND                 INDEX          FUNDS AVERAGE
8/31/94         $10,000              $10,000            $10,000
5/95             10,552               10,629             10,549
5/96             11,033               11,123             10,941
5/97             11,872               11,885             11,597
5/98             12,855               12,844             12,410
5/99             13,384               13,451             12,838
5/00             13,156               13,485             12,673

PAST PERFORMANCE OF THE FUND IS NOT PREDICTIVE OF FUTURE PERFORMANCE. *INCEPTION DATE: 8/1/94

                                                               BOSTON 1784 FUNDS

================================================================================

BOSTON 1784 ASSET ALLOCATION FUND

OBJECTIVE: TO PROVIDE INVESTORS WITH A FAVORABLE TOTAL RATE OF RETURN THROUGH CURRENT INCOME AND CAPITAL APPRECIATION CONSISTENT WITH PRESERVATION OF CAPITAL, DERIVED FROM INVESTING IN FIXED INCOME AND EQUITY SECURITIES.

During the twelve months ended May 31, 2000, assets in Boston 1784 Asset Allocation Fund decreased from $53.4 million to $51.7 million. The Fund's total return was 11.93%, compared to returns of 10.47% for the Standard and Poor's 500 Composite Index ("S&P 500"), 2.10% for the Lehman Aggregate Bond Index and 5.39% for the Lipper Balanced Funds Average for the same period. Based on total return, the Fund ranked among the top 15% (69 of 461) in the Lipper Balanced Funds Average for the year ended May 31, 2000. The Fund's return and resulting ranking reflect a waiver of certain management fees and expenses (see Financial Highlights). On May 31, 2000, approximately 59% of the Fund's portfolio was allocated to common stocks, 32% to bonds, and 9% to money market instruments.
   During the past fiscal year, concentrations in certain technology groups (specifically networking, fiber optics and communications companies, along with related semi-conductor and Internet infrastructure firms) plus investments in telecommunication services companies and selected biotechnology stocks offset disappointing performances by holdings in the healthcare and financial services sectors. Underweighting in healthcare and financial services relative to the S&P 500 also helped returns. Of further benefit was an increase in cash reserves in February of 2000, as the operations of several companies did not appear to be able to sustain their valuations.
   In the Fund's fixed income portfolio, we increased the Fund's holdings of U.S. Treasuries and reduced those of government agencies, which positively impacted performance as Treasuries outperformed agency securities. We maintained the Fund's substantial position in mortgage-backed securities, which were the second-best-performing sector, and increased holdings in asset-backed securities. Within the corporate sector, we reduced the Fund's holdings of bank and finance securities as both were among the poorest performers.
   In the coming year, we expect the equity market to experience greater volatility than it has in recent years and several changes in sector leadership that may occur in rapid succession. We anticipate also that economic growth will slow and inflation will rise moderately. As a result, there will be limited movement in bond prices and yields.

                        BOSTON 1784 ASSET ALLOCATION FUND

            COMPARISON OF CHANGE IN THE VALUE OF A $10,000 INVESTMENT
             IN BOSTON 1784 ASSET ALLOCATION FUND VERSUS THE S&P 500
                COMPOSITE INDEX, THE LEHMAN AGGREGATE BOND INDEX
                      AND THE LIPPER BALANCED FUNDS AVERAGE

-------------------------------------------------------------------------------
One Year         Annualized           Annualized           Annualized Inception
 Return         3 Year Return        5 Year Return               TO Date*
-------------------------------------------------------------------------------
 11.93%            12.63%               14.10%                    12.11%
-------------------------------------------------------------------------------

[graph omitted]
plot points follows:


              BOSTON 1784                            LEHMAN           LIPPER
                 ASSET            S&P 500           AGGREGATE        BALANCED
              ALLOCATION         COMPOSITE            BOND             FUNDS
                 FUND              INDEX              INDEX           AVERAGE
6/30/93         $10,000           $10,000            $10,000          $10,000
5/94             10,016            10,395             9,890            10,223
5/95             11,503            12,489             11,028           11,471
5/96             13,554            16,039             11,511           13,503
5/97             15,572            20,754             12,469           15,715
5/98             18,765            27,119             13,830           18,764
5/99             19,876            32,828             14,430           20,398
5/00             22,248            36,265             14,733           21,614

PAST PERFORMANCE OF THE FUND IS NOT PREDICTIVE OF FUTURE PERFORMANCE. *INCEPTION DATE: 6/14/93

MANAGEMENT'S DISCUSSION OF FUND PERFORMANCE
================================================================================

BOSTON 1784 GROWTH AND INCOME FUND

OBJECTIVE: TO PROVIDE INVESTORS WITH LONG-TERM GROWTH OF CAPITAL WITH A SECONDARY GOAL OF INCOME.

Boston 1784 Growth and Income Fund is a diversified portfolio invested primarily in stocks of large- and mid-capitalization companies. While the Fund invests mostly in U.S. companies, 7% of the Fund's assets were invested in international equities as of May 31, 2000. During the 12 months ended May 31, 2000, the Fund's assets decreased from $549.4 million to $531.6 million.
   For the 12 months ended May 31, 2000, the Fund had a total return of 24.78%, compared with returns of 10.47% for the Standard & Poor's 500 Composite Index ("S&P 500") and 6.10% for the Lipper Growth & Income Average for the same period. The Fund's return reflects a waiver of certain management fees and expenses (see Financial Highlights).
   The Fund's strong performance versus its benchmarks can be attributed to holdings in the technology and telecommunications sectors. In particular, the Fund was helped by its positions in JDS Uniphase, Texas Instruments, Cisco and Intel. For the full fiscal year, the Fund's weighting in healthcare hindered performance. However, by March 2000, when the market began to correct, the healthcare sector outperformed as these stocks' defensive characteristics and stable earnings were viewed as a safe haven in the volatile market.
   During the 12 months ended May 31, 2000, the Federal Reserve Board steadily raised interest rates in order to slow the economy and fight inflation. In this environment, we would expect the best performance to come from companies that continue to show strong revenue and earnings growth.


                       BOSTON 1784 GROWTH AND INCOME FUND

                 COMPARISON OF CHANGE IN THE VALUE OF A $10,000
                 INVESTMENT IN BOSTON 1784 GROWTH & INCOME FUND
                   VERSUS THE S&P 500 COMPOSITE INDEX AND THE
                         LIPPER GROWTH & INCOME AVERAGE

--------------------------------------------------------------------------------
One Year         Annualized           Annualized           Annualized Inception
 Return         3 Year Return        5 Year Return               TO Date*
--------------------------------------------------------------------------------
 11.93%            12.63%               14.10%                    12.11%
--------------------------------------------------------------------------------

[graph omitted]
plot points follows:

              BOSTON 1784                               LIPPER
                 ASSET               S&P 500           BALANCED
              ALLOCATION            COMPOSITE            FUNDS
                 FUND                 INDEX             AVERAGE
6/30/93         $10,000              $10,000            $10,000
5/94             10,854               10,395             10,475
5/95             12,709               12,489             12,011
5/96             16,054               16,039             15,113
5/97             18,997               20,754             18,621
5/98             24,070               27,119             23,381
5/99             25,190               32,828             26,065
5/00             31,432               36,265             27,702

PAST PERFORMANCE OF THE FUND IS NOT PREDICTIVE OF FUTURE PERFORMANCE. *INCEPTION DATE: 6/7/93

                                                               BOSTON 1784 FUNDS

================================================================================

BOSTON 1784 GROWTH FUND

OBJECTIVE: TO PROVIDE INVESTORS WITH CAPITAL APPRECIATION. DIVIDEND INCOME, IF ANY, IS INCIDENTAL TO THIS GOAL.

Boston 1784 Growth Fund is a diversified portfolio invested primarily in stocks of mid- and small-capitalization companies. During the 12 months ended May 31, 2000, the Fund's assets increased from $185.5 million to $185.6 million.
   The Fund had a total return of 65.97% for the 12 months ended May 31, 2000, compared to returns of 9.91% for the Russell 2000 Index and 33.79% for the Lipper Mid-Cap Funds Average for the same period. Based on total return, the Fund ranked in the top 15% (68 of 456) for the Lipper Mid-Cap Funds Average.
The Fund's return and resulting ranking reflect a waiver of certain management fees and expenses (see Financial Highlights).
   During the past fiscal year, the Fund benefited from an overweighting in technology stocks. The Fund's best returns from this sector came from Emulex and Qlogic in the storage area networking (SAN) and fiber channel industries, and Verisign and Cree in the security software and semiconductor groups. These holdings more than offset the underperformance of the Fund's investments in the healthcare sector, which struggled for the first three quarters of the fiscal year, and in the financial sector, which underperformed as interest rates rose.
   In the year ahead, we expect continued gains in the technology sector, particularly in the SAN and fiber channel industries. The strong revenue and earnings growth from these industries should continue to be attractive in a slowing economic environment.


                             BOSTON 1784 GROWTH FUND

                 COMPARISON OF CHANGE IN THE VALUE OF A $10,000
                  INVESTMENT IN BOSTON 1784 GROWTH FUND VERSUS
                             THE RUSSELL 2000 INDEX
                      AND THE LIPPER MID-CAP FUNDS AVERAGE

--------------------------------------------------------------------------------
One Year         Annualized           Annualized           Annualized Inception
 Return         3 Year Return        5 Year Return               TO Date*
--------------------------------------------------------------------------------
 11.93%            12.63%               14.10%                    12.11%
--------------------------------------------------------------------------------

[graph omitted]
plot points follows:


              BOSTON 1784            RUSSELL             LIPPER
                GROWTH                2000              MID-CAP
                 FUND                 INDEX           FUNDS AVERAGE
3/31/96         $10,000              $10,000            $10,000
5/96             11,270               10,950             10,852
5/97             12,258               11,713             11,746
5/98             13,807               14,201             14,565
5/99             13,319               13,819             16,093
5/00             22,105               15,189             21,536

PAST PERFORMANCE OF THE FUND IS NOT PREDICTIVE OF FUTURE PERFORMANCE. *INCEPTION DATE: 3/28/96

MANAGEMENT'S DISCUSSION OF FUND PERFORMANCE
================================================================================

BOSTON 1784 INTERNATIONAL EQUITY FUND

OBJECTIVE: TO PROVIDE INVESTORS WITH LONG-TERM GROWTH OF CAPITAL. DIVIDEND INCOME, IF ANY, IS INCIDENTAL TO THIS GOAL.

As of May 31, 2000, Boston 1784 International Equity Fund had holdings in 16 countries and 57 companies. About 74% of the Fund was invested in the established equity markets included in the Morgan Stanley Capital International EAFE Index, and 9% was invested in the emerging markets. From May 31, 1999 through May 31, 2000, the Fund's assets increased from $389.8 million to $400.1 million.
   For the 12 months ended May 31, 2000, the Fund had a total return of 36.46%, compared with returns of 17.43% for the Morgan Stanley MSCI EAFE Index and 25.62% for the Lipper International Funds Average for the same period. Based on total return, the Fund placed in the top 22% (138 of 649) in the Lipper International Funds Average. The Fund's return and resulting ranking reflect a waiver of certain management fees and expenses (see Financial Highlights).
   Investors' interest in value-oriented stocks that began early in 1999 reversed when the fiscal year began in June 1999. The Fund's focus on growth stocks, especially in the telecommunications and associated technology sectors, helped it outperform its benchmarks during the first nine months of the fiscal year. These same companies then suffered a setback as investors dramatically revalued U.S. technology companies during the last three months of the fiscal year. In this environment, many of the Fund's technology positions benefited from industry consolidation, especially data and telecommunications service and equipment providers. Stock selection in Japan also helped Fund returns. Although the economy is recovering slowly, Japan has embraced new communication technologies with enthusiasm and related sectors have experienced significant growth.
   Rising interest rates have dampened equity performance significantly since January 2000. The markets now sense, however, that the central banks have almost completed their efforts to curb inflation. With higher capital costs going forward, we expect investors to focus more on company fundamentals. We plan, therefore, to continue emphasizing companies with longer-term earnings growth and strong internal cash generation.

                      BOSTON 1784 INTERNATIONAL EQUITY FUND

            COMPARISON OF CHANGE IN THE VALUE OF A $10,000 INVESTMENT
       IN BOSTON 1784 INTERNATIONAL EQUITY FUND VERSUS THE MORGAN STANLEY
              EAFE INDEX AND THE LIPPER INTERNATIONAL FUNDS AVERAGE

--------------------------------------------------------------------------------
One Year         Annualized            Annualized           Annualized Inception
 Return         3 Year Return         5 Year Return               TO Date*
--------------------------------------------------------------------------------
 36.46%            11.30%                12.74%                    12.54%
--------------------------------------------------------------------------------

[graph omitted]
plot points follows:


              BOSTON 1784            MORGAN             LIPPER
             INTERNATIONAL           STANLEY         INTERNATIONAL
              EQUITY FUND          EAFE INDEX        FUNDS AVERAGE
1/31/95         $10,000              $10,000            $10,000
5/95             11,040               10,862             10,784
5/96             13,146               12,021             12,417
5/97             14,583               12,928             13,949
5/98             15,486               14,365             15,975
5/99             14,735               14,991             15,799
5/00             20,107               17,560             19,847

PAST PERFORMANCE OF THE FUND IS NOT PREDICTIVE OF FUTURE PERFORMANCE. *INCEPTION DATE: 1/3/95

                                                               BOSTON 1784 FUNDS



AS OF MAY 31, 2000
STATEMENT OF NET ASSETS
================================================================================

BOSTON 1784 TAX-FREE MONEY MARKET FUND
--------------------------------------------------------------------------------
DESCRIPTION                                               PAR (000)  VALUE (000)
--------------------------------------------------------------------------------
MUNICIPAL BONDS -- 93.7%
  ARIZONA -- 2.2%
   Pima County, Industrial
      Development Authority
      RB, LOC (A) (B)
       4.100%, 06/07/00                                    $19,000       $19,000
                                                                         -------
  CALIFORNIA -- 2.2%
   Orange County, California
      Sanitation District 1, 2 & 3,
      Capital Improvement
      COP, LOC (A) (B)
       4.150%, 06/01/00                                     12,660        12,660
   Student Education Loan
      Marketing RB, Series A,
      LOC (A) (B)
       4.350%, 06/07/00                                      7,000         7,000
                                                                         -------
                                                                          19,660
                                                                         -------
  COLORADO -- 0.9%
   Moffat County, Pollution Control
      Authority RB, Pacificorp Project,
      AMBAC (A) (B)
       4.350%, 06/01/00                                      7,800         7,800
                                                                         -------
  CONNECTICUT -- 1.3%
   Connecticut State Health &
      Higher Education Facilities
      RB, Yale University,
      Series T-2 (A) (B)
       4.300%, 06/01/00                                     10,455        10,455
   Connecticut State Special Tax
      Obligation Authority RB,
      Second Lien, LOC (A) (B)
       4.100%, 06/01/00                                      1,000         1,000
                                                                         -------
                                                                          11,455
                                                                         -------
  FLORIDA -- 2.9%
   Dade County Water & Sewer
      System RB, FGIC (A) (B)
       4.050%, 06/07/00                                     25,000        25,000
                                                                         -------

--------------------------------------------------------------------------------
DESCRIPTION                                               PAR (000)  VALUE (000)
--------------------------------------------------------------------------------
  GEORGIA -- 4.5%
   Burke County, Pollution Control
      RB, Oglethorpe Power,
      Series A, FGIC (A) (B)
       4.100%, 06/07/00                                    $13,550       $13,550
   Hapeville, Industrial
      Development Authority RB,
      Hapeville Hotel Project, LOC (A)
       4.450%, 06/01/00                                     26,100        26,100
                                                                         -------
                                                                          39,650
                                                                         -------
  HAWAII -- 0.3%
   Hawaii State GO, Series CF
       4.400%, 07/01/00                                      2,925         2,927
                                                                         -------
  ILLINOIS -- 3.5%
   Illinois State Educational Facility
      Authority RB, Shedd Aquarium
      Society Project, Series B, LOC (A)
       3.700%, 11/20/00                                      6,000         6,000
   Illinois State Toll Highway Authority
      RB, Series B, FSA (A) (B)
       4.300%, 06/07/00                                     25,000        25,000
                                                                         -------
                                                                          31,000
                                                                         -------
  INDIANA -- 2.1%
   Indiana State Educational Loan RB,
       Series E, AMBAC
       4.200%, 06/01/00                                      4,400         4,400
   Monroe County, Hospital Authority
      RB, MBIA (A) (B)
       4.050%, 06/07/00                                     14,100        14,100
                                                                         -------
                                                                          18,500
                                                                         -------
  KENTUCKY -- 1.0%
   Boone County, Pollution Control
      Authority RB, Cincinnati
      Gas & Electric Project,
      Series A, LOC (A)
       4.550%, 06/01/00                                      4,100         4,100
   Kentucky State Property &
      Buildings Authority RB,
      Project Number 65
       5.000%, 02/01/01                                      4,630         4,656
                                                                         -------
                                                                           8,756
                                                                         -------

AS OF MAY 31, 2000
STATEMENT OF NET ASSETS
================================================================================

--------------------------------------------------------------------------------
DESCRIPTION                                               PAR (000)  VALUE (000)
--------------------------------------------------------------------------------
  LOUISIANA -- 6.4%
   East Baton Rouge, Industrial
      Development Authority RB,
      Stauffer Chemical Project (A)
       4.450%, 11/04/00                                   $16,050        $16,050
   Louisiana State Offshore Terminal
      Authority RB, Deepwater Port
      Project, LOC (A) (B)
       4.350%, 06/01/00                                    18,600         18,600
      4.050%, 06/07/00                                     10,800         10,800
   Louisiana State South Port
      Authority RB, Occidental
      Petroleum, LOC (A) (B)
       4.000%, 06/07/00                                    10,800         10,800
                                                                         -------
                                                                          56,250
                                                                         -------
  MARYLAND -- 3.3%
   Maryland State Department
      of Transportation RB
       5.000%, 09/01/00                                    17,225         17,284
   Maryland State Health & Higher
      Education Facilities Authority
      RB, Pooled Loan Program,
      Series A, GOI, LOC (A) (B)
       4.000%, 06/01/00                                    11,100         11,100
                                                                         -------
                                                                          28,384
                                                                         -------
  MASSACHUSETTS -- 7.9%
   Massachusetts State GO,
      Series B (A)
       4.250%, 06/01/00                                    37,000         37,000
   Massachusetts State Health and
      Education Authority RB,
      Harvard University Project,
      Series R, GOI (A) (B)
       4.050%, 06/01/00                                     9,195          9,195
   Massachusetts State Health and
      Education Authority RB,
      Partners Healthcare System
      Project, Series P-2, FSA (A)
       4.000%, 06/07/00                                    22,400         22,400
                                                                         -------
                                                                          68,595
                                                                         -------

--------------------------------------------------------------------------------
DESCRIPTION                                               PAR (000)  VALUE (000)
--------------------------------------------------------------------------------
  MISSISSIPPI -- 6.7%
   Jackson County, Pollution
      Control Authority RB,
      Chevron USA Project (A) (B)
       4.300%, 06/01/00                                   $24,000        $24,000
   Jackson County, Port Facilities
      Authority RB, Chevron USA
      Project (A) (B)
       4.350%, 06/01/00                                     7,700          7,700
   Perry County, Pollution Control
      Authority RB, Leaf River Forest
      Project, LOC (A) (B)
       4.350%, 06/01/00                                    26,350         26,350
                                                                         -------
                                                                          58,050
                                                                         -------
  NEW HAMPSHIRE -- 1.9%
   New Hampshire State Health &
      Higher Education Facilities
      Authority RB, Mary Hitchcock
      Project, Series 85D, FGIC (A)
       4.150%, 06/07/00                                    12,600         12,600
   New Hampshire State Health &
      Higher Education Facilities
      Authority RB, VHA New England
      Project, Series C,  AMBAC (A)
       4.200%, 06/07/00                                     4,000          4,000
                                                                         -------
                                                                          16,600
                                                                         -------
  NEW JERSEY -- 1.4%
   Bayonne GO, BAN
       4.000%, 07/14/00                                    11,992         11,995
                                                                         -------
  NEW MEXICO -- 1.5%
   Hurley, Pollution Control
      Authority RB, Kennecott
      Santa Fe Project (A) (B)
       4.350%, 06/01/00                                     6,600          6,600
   New Mexico State Highway
      Commission Tax Authority
      RB, Series A
       5.000%, 06/15/01                                     6,220          6,242
                                                                         -------
                                                                          12,842
                                                                         -------

                                                               BOSTON 1784 FUNDS

================================================================================

--------------------------------------------------------------------------------
DESCRIPTION                                               PAR (000)  VALUE (000)
--------------------------------------------------------------------------------
  NEW YORK -- 6.7%
   Long Island Power Authority RB,
      Sub-Series 5, LOC (A) (B)
       4.300%, 06/01/00                                    $27,500       $27,500
   New York City GO,
      Sub-Series A-4, LOC (A) (B)
       4.250%, 06/01/00                                      7,700         7,700
   New York City GO,
      Sub-Series A-5, LOC (A)
       4.400%, 06/01/00                                      7,915         7,915
   New York State Local
      Government Assistance
      Authority RB, Series B,
      GOC, LOC (A) (B)
       3.750%, 06/07/00                                     15,000        15,000
                                                                         -------
                                                                          58,115
                                                                         -------
  NORTH CAROLINA -- 4.9%
   Wake County, Industrial Facilities
      & Pollution Control RB,
      Carolina Power & Light Project,
      Series B, LOC (A)
       4.100%, 06/07/00                                      8,600         8,600
   Wake County, Industrial Facilities
      & Pollution Control RB,
      Carolina Power & Light Project,
      Series C, LOC (A)
       4.100%, 06/07/00                                     34,300        34,300
                                                                         -------
                                                                          42,900
                                                                         -------

  PENNSYLVANIA -- 4.0%
   Delaware County, Industrial
      Development Authority RB,
      United Parcel Service Project
       4.300%, 06/07/00                                      3,400         3,400
   Delaware Valley, Regional Finance
      Authority RB, Series B, LOC (A)
       4.100%, 06/07/00                                      5,900         5,900
   Quakertown, General Authority
      RB, Pooled Finance Program,
      Series A, LOC (A) (B)
       4.150%, 06/07/00                                     10,345        10,345


--------------------------------------------------------------------------------
DESCRIPTION                                               PAR (000)  VALUE (000)
--------------------------------------------------------------------------------
   Schuylkill County, Industrial
      Development Authority RB,
      Gilberton Power Project,
      LOC (A) (B)
       4.100%, 06/07/00                                    $14,800       $14,800
                                                                         -------
                                                                          34,445
                                                                         -------
  SOUTH CAROLINA -- 3.6%
   Piedmont, Municipal Power
      Agency RB, Series C,
      MBIA (A) (B)
       4.100%, 06/07/00                                     19,400        19,400
   Spartanburg County, Health
      Services Authority RB,
      MBIA (A) (B)
       4.050%, 06/07/00                                      6,800         6,800
   Spartanburg County, School
      District Authority GO, BAN
       4.750%, 02/15/01                                      5,000         5,021
                                                                         -------
                                                                          31,221
                                                                         -------
  TENNESSEE -- 0.5%
   Sullivan County, Industrial
      Development Authority RB,
      Mead Project, LOC (A) (B)
       4.300%, 06/01/00                                      4,500         4,500
                                                                         -------
  TEXAS -- 11.0%
   Bexar County, Housing Finance
      Authority RB, Altamonte
      Apartments Project,
      FNMA (A) (B)
       4.100%, 06/07/00                                     11,300        11,300
   Harris County, Health Facilities
      Development Authority RB,
      Texas Children's Hospital
      Project, Series B-1,
      MBIA (A) (B)
       4.100%, 06/07/00                                     18,000        18,000
   Midlothian, Industrial
      Development Authority
      RB, Box-Crow Cement
      Project, LOC (A) (B)
       4.050%, 06/07/00                                     12,000        12,000

AS OF MAY 31, 2000
STATEMENT OF NET ASSETS
================================================================================

BOSTON 1784 TAX-FREE MONEY MARKET FUND (CONCLUDED)
--------------------------------------------------------------------------------
DESCRIPTION                                            PAR (000)     VALUE (000)
--------------------------------------------------------------------------------
  TEXAS (CONTINUED)
   North Central, Health Facility
      Development Authority RB,
      Presbyterian Medical
      Center Project, Series D,
      MBIA (A) (B)
       4.400%, 06/01/00                                 $ 5,010         $  5,010
   Texas State RB, Series A, TRAN
       4.500%, 08/31/00                                  49,000           49,086
                                                                        --------
                                                                          95,396
                                                                        --------
  UTAH -- 4.4%
   Utah State GO, Series B (A) (B)
       4.000%, 06/07/00                                  38,300           38,300
                                                                        --------
  VERMONT -- 0.7%
   Vermont State Health &
      Educational Buildings
      Financing Authority RB,
      VHA New England Project,
      Series D,  AMBAC (A)
       4.200%, 06/07/00                                   5,900            5,900
                                                                        --------
  WASHINGTON -- 5.0%
   Washington State GO (A)
       3.700%, 08/10/00                                  10,525           10,525
   Washington State Public
      Power Supply System
      Authority RB, Nuclear
      Project No. 2, Series A (B)
       7.375%, 07/01/00                                   5,000            5,116
   Washington State Public
      Power Supply System
      Authority RB, Series A
       5.000%, 07/01/00                                  17,660           17,685
   Washington State Public Power
      Supply System Authority
      RB, Series B (B)
       7.000%, 07/01/00                                   4,640            4,746
   Washington State Public Power
      Supply System Authority RB,
      Series B, FSA (B)
       7.000%, 07/01/00                                   5,500            5,626
                                                                        --------
                                                                          43,698
                                                                        --------

--------------------------------------------------------------------------------
DESCRIPTION                                           PAR (000)      VALUE (000)
--------------------------------------------------------------------------------
  WISCONSIN -- 0.4%
   Wisconsin State Public Power
      Supply Systems Authority RB,
      Series A, AMBAC (B)
       7.400%, 07/01/00                                 $ 3,250         $  3,326
                                                                        --------
  WYOMING -- 2.5%
   Lincoln County, Pollution Control
      Authority RB, Exxon Project,
      Series B (A)
       4.300%, 06/01/00                                   3,400            3,400
   Sublette County, Pollution
      Control Authority RB,
      Exxon Project (A)
       4.350%, 11/04/00                                   7,800            7,800
   Uinta County, Pollution Control
      Authority RB, Chevron
      USA Project
       4.300%, 06/01/00                                   4,000            4,000
   Uinta County, Pollution Control
      Authority RB, Chevron USA
      Project (A) (B)
       4.300%, 06/01/00                                   6,600            6,600
                                                                        --------
                                                                          21,800
                                                                        --------
TOTAL MUNICIPAL BONDS
   (Cost $816,065)                                                       816,065
                                                                        --------

CASH EQUIVALENT -- 3.0%
   Federated Tax-Free Money
      Market Fund (A)
       4.080%                                        26,614,834           26,615
                                                                        --------
TOTAL CASH EQUIVALENT
   (Cost $26,615)                                                         26,615
                                                                        --------

                                                               BOSTON 1784 FUNDS

================================================================================

--------------------------------------------------------------------------------
DESCRIPTION                                               PAR (000)  VALUE (000)
--------------------------------------------------------------------------------
REPURCHASE AGREEMENT -- 0.6%
   JP Morgan
      6.35%, dated 05/31/00, matures
      06/01/00, repurchase price $4,881,861
      (collateralized by U.S Treasury
      Instruments, total market value:
      $4,978,620) (C)                                       $4,881    $   4,881
                                                                      ---------
TOTAL REPURCHASE AGREEMENT
   (Cost $4,881)                                                          4,881
                                                                      ---------
TOTAL INVESTMENTS -- 97.3%
   (Cost $847,561)                                                      847,561
                                                                      ---------
OTHER ASSETS AND LIABILITIES, NET -- 2.7%                                23,546
                                                                      ---------

NET ASSETS:
Capital Shares (unlimited authorization --
   no par value) based on 871,220,091
   outstanding shares of beneficial interest                             871,220
Accumulated net realized loss
   on investments                                                          (113)
                                                                      ---------
TOTAL NET ASSETS -- 100.0%                                            $ 871,107
                                                                      =========
NET ASSET VALUE, OFFERING AND
   REDEMPTION PRICE PER SHARE                                             $1.00
                                                                      =========


(A)VARIABLE RATE SECURITY. THE RATE REPORTED ON THE STATEMENT OF NET ASSETS IS THE RATE IN EFFECT AS OF MAY 31, 2000. THE DATE SHOWN IS THE NEXT SCHEDULED RESET DATE.

(B)PUT, DEMAND OR PRE-REFUND FEATURE EXISTS REQUIRING THE ISSUER TO REPURCHASE THE INSTRUMENT PRIOR TO MATURITY. THE DATE SHOWN IS THE LESSER OF THE PUT, DEMAND OR PRE-REFUND DATE.

(C) TRI-PARTY REPURCHASE AGREEMENT

BAN--BOND ANTICIPATION NOTE

COP--CERTIFICATE OF PARTICIPATION

GO--GENERAL OBLIGATION

LOC--SECURITIES ARE HELD IN CONNECTION WITH A LETTER OF CREDIT ISSUED BY A MAJOR
     COMMERCIAL BANK OR OTHER FINANCIAL INSTITUTION.

RB--REVENUE BOND

TRAN--TAX AND REVENUE ANTICIPATION NOTE

THE FOLLOWING ORGANIZATIONS HAVE PROVIDED UNDERLYING CREDIT SUPPORT FOR THE SECURITIES AS SET FORTH IN THE STATEMENT OF NET ASSETS:

AMBAC--AMERICAN MUNICIPAL BOND ASSURANCE CORPORATION

FGIC--FINANCIAL GUARANTY INSURANCE CORPORATION

FNMA--FEDERAL NATIONAL MORTGAGE ASSOCIATION

FSA--FINANCIAL SECURITY ASSURANCE

GOC--GENERAL OBLIGATION OF CORPORATION

GOI--GENERAL OBLIGATION OF INSTITUTION

MBIA--MUNICIPAL BOND INSURANCE ASSOCIATION

VHA--VETERANS HOUSING AUTHORITY




    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

AS OF MAY 31, 2000
STATEMENT OF NET ASSETS
================================================================================

BOSTON 1784 U.S. TREASURY MONEY MARKET FUND
--------------------------------------------------------------------------------
DESCRIPTION                                               PAR (000)  VALUE (000)
--------------------------------------------------------------------------------
U.S. TREASURY OBLIGATIONS -- 20.8%
   U.S. Treasury Notes
       5.375%, 06/30/00                                     $ 5,000     $  5,000
       5.375%, 07/31/00                                       9,000        8,996
       6.000%, 08/15/00                                       5,000        4,998
       4.625%, 11/30/00                                      15,000       14,865
       5.000%, 02/28/01                                      15,000       14,852
   U.S. Treasury Bill (B)
       5.828%, 09/14/00                                      20,000       19,666
                                                                        --------
TOTAL U.S. TREASURY OBLIGATIONS
   (Cost $68,377)                                                         68,377
                                                                        --------

U.S. GOVERNMENT AGENCY OBLIGATIONS -- 31.4%
   Federal Farm Credit Bank MTN (A)
       6.393%, 06/07/00                                       5,000        4,999
   Federal Home Loan Bank
       5.350%, 06/08/00                                       4,000        4,000
       5.375%, 03/02/01                                      10,000        9,921
       6.375%, 03/13/01                                      10,000        9,991
   Federal Home Loan Bank (A)
       6.418%, 06/07/00                                       5,000        5,000
       6.433%, 06/07/00                                       5,000        5,000
   Federal Home Loan Mortgage
       5.516%, 06/06/00                                       2,815        2,813
   Federal Home Loan Mortgage
      Discount Note (B)
       6.149%, 06/02/00                                       5,000        4,999
       6.281%, 06/07/00                                      20,000       19,979
       6.341%, 06/16/00                                      15,000       14,960
   Student Loan Marketing
      Association (A)
       6.240%, 06/07/00                                       3,950        3,943
       6.373%, 06/07/00                                      10,000        9,998
       6.373%, 06/07/00                                       4,000        4,000
   Student Loan Marketing
      Association, MTN (A)
       6.543%, 06/07/00                                       4,000        4,000
                                                                        --------
TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS
   (Cost $103,603)                                                       103,603
                                                                        --------

--------------------------------------------------------------------------------
DESCRIPTION                                               PAR (000)  VALUE (000)
--------------------------------------------------------------------------------
REPURCHASE AGREEMENTS -- 47.5%
   Goldman Sachs
      Repurchase Agreement
      6.35%, dated 05/31/00, matures
      06/01/00, repurchase price
      $10,001,767 (collateralized by
      U.S. Treasury Instruments,
      total market value:
      $10,200,007) (C)                                      $10,000     $ 10,000
   Greenwich Capital
      6.35%, dated 05/31/00, matures
      06/01/00, repurchase price
      $10,001,772 (collateralized by
      U.S. Treasury Instruments,
      total market value:
      $10,200,059) (C)                                       10,000       10,000
   JP Morgan
      6.35%, dated 05/31/00, matures
      06/01/00, repurchase price
      $66,655,755 (collateralized by
      U.S. Treasury Instruments,
      total market value:
      $67,976,881) (C)                                       66,644       66,644
   Morgan Stanley Dean Witter
      6.35%, dated 05/31/00, matures
      06/01/00, repurchase price
      $70,012,367 (collateralized by
      U.S. Treasury Instruments,
      total market value:
      $71,400,095) (C)                                       70,000       70,000
                                                                        --------
TOTAL REPURCHASE AGREEMENTS
   (Cost $156,644)                                                       156,644
                                                                        --------
TOTAL INVESTMENTS -- 99.7%
   (Cost $328,624)                                                       328,624
                                                                        --------
OTHER ASSETS AND LIABILITIES, NET -- 0.3%                                    971
                                                                        --------

                                                               BOSTON 1784 FUNDS

================================================================================

--------------------------------------------------------------------------------
DESCRIPTION                                                          VALUE (000)
--------------------------------------------------------------------------------
NET ASSETS:
Capital Shares (unlimited authorization --
   no par value) based on 329,585,059
   outstanding shares of beneficial interest                            $329,585
Undistributed net investment income                                            8
Accumulated net realized gain
   on investments                                                              2
                                                                        --------
TOTAL NET ASSETS -- 100.0%                                              $329,595
                                                                        ========
NET ASSET VALUE, OFFERING AND
   REDEMPTION PRICE PER SHARE                                              $1.00
                                                                        ========

(A) VARIABLE RATE SECURITY. THE RATE REPORTED ON THE STATEMENT OF NET ASSETS IS THE RATE IN EFFECT AS OF MAY 31, 2000. THE DATE SHOWN IS THE NEXT SCHEDULED RESET DATE.

(B) THE RATE REPORTED ON THE STATEMENT OF NET ASSETS IS THE EFFECTIVE YIELD AS OF MAY 31, 2000.

(C) TRI-PARTY REPURCHASE AGREEMENT

MTN--MEDIUM TERM NOTE


    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

AS OF MAY 31, 2000
STATEMENT OF NET ASSETS
================================================================================

BOSTON 1784 INSTITUTIONAL U.S. TREASURY MONEY MARKET FUND
--------------------------------------------------------------------------------
DESCRIPTION                                             PAR (000)    VALUE (000)
--------------------------------------------------------------------------------
U.S. GOVERNMENT AGENCY OBLIGATIONS -- 31.4%
   Federal Farm Credit Bank MTN (A)
       6.393%, 06/07/00                                  $ 45,000     $   44,992
   Federal Home Loan Bank
       5.350%, 06/08/00                                    36,000         35,999
       5.710%, 08/09/00                                    10,000          9,997
       6.600%, 02/22/01                                   100,000        100,000
       5.375%, 03/02/01                                    26,415         26,206
       6.375%, 03/13/01                                    42,000         41,961
       6.450%, 03/16/01                                   100,000         99,921
   Federal Home Loan Bank (A)
       6.418%, 06/07/00                                    45,000         45,000
       6.433%, 06/07/00                                    45,000         45,000
   Federal Home Loan Bank
      Discount Note (B)
       6.308%, 06/02/00                                    40,000         39,993
   Federal Home Loan Mortgage
       5.516%, 06/06/00                                    45,000         44,967
   Federal Home Loan Mortgage
      Discount Note (B)
       6.307%, 06/01/00                                    17,000         17,000
       6.149%, 06/02/00                                    45,000         44,992
       6.281%, 06/07/00                                   150,000        149,844
       6.386%, 06/09/00                                   111,195        111,038
       6.341%, 06/16/00                                   100,000         99,737
       6.394%, 06/16/00                                    50,000         49,868
       6.369%, 06/23/00                                   165,000        164,362
   Federal National Mortgage
      Association
       6.470%, 02/16/01                                    25,000         24,995
   Federal National Mortgage
      Association Discount Note (B)
       6.574%, 08/03/00                                   100,000         98,864
       6.629%, 08/24/00                                   103,042        101,474
   Student Loan Marketing
      Association (A)
       6.373%, 06/07/00                                   148,545        148,520
   Student Loan Marketing
      Association, MTN (A)
       6.543%, 06/07/00                                    34,000         33,997
                                                                      ----------
TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS
   (Cost $1,578,727)                                                   1,578,727
                                                                      ----------

--------------------------------------------------------------------------------
DESCRIPTION                                               PAR (000)  VALUE (000)
--------------------------------------------------------------------------------
U.S. TREASURY OBLIGATIONS -- 13.9%
   U.S. Treasury Notes
       5.375%, 06/30/00                                  $ 95,000     $   94,999
       5.375%, 07/31/00                                    91,000         90,964
       6.000%, 08/15/00                                    45,000         44,986
       4.625%, 11/30/00                                   200,000        198,197
       5.000%, 02/28/01                                   120,000        118,818
       5.625%, 05/15/01                                   150,000        148,957
                                                                      ----------
TOTAL U.S. TREASURY OBLIGATIONS
   (Cost $696,921)                                                       696,921
                                                                      ----------

REPURCHASE AGREEMENTS -- 54.8%
   Goldman Sachs
      6.35%, dated 05/31/00, matures
      06/01/00, repurchase price
      $240,042,400 (collateralized by
      U.S. Treasury Instruments,
      total market value:
      $244,800,161) (C)                                   240,000        240,000
   Greenwich Capital
      6.35%, dated 05/31/00, matures
      06/01/00, repurchase price
      $940,166,228 (collateralized by
      U.S. Treasury Instruments,
      total market value:
      $958,805,574) (C)                                   940,000        940,000
   JP Morgan
      6.35%, dated 05/31/00, matures
      06/01/00, repurchase price
      $939,479,685 (collateralized by
      U.S. Treasury Instruments,
      total market value:
      $958,100,288.28) (C)                                939,314        939,314
   Lehman Brothers
      6.35%, dated 05/31/00, matures
      06/01/00, repurchase price
      $200,035,444 (collateralized by
      U.S. Treasury Instruments,
      total market value:
      $204,001,937) (C)                                   200,000        200,000

                                                               BOSTON 1784 FUNDS

================================================================================

--------------------------------------------------------------------------------
DESCRIPTION                                             PAR (000)   VALUE (000)
--------------------------------------------------------------------------------
REPURCHASE AGREEMENTS -- (CONTINUED)
   Morgan Stanley Dean Witter
      6.35%, dated 05/31/00, matures
      06/01/00, repurchase price
      $430,075,967 (collateralized by
      U.S. Treasury Instruments,
      total market value:
      $438,600,586) (C)                                $430,000      $  430,000
                                                                     -----------
TOTAL REPURCHASE AGREEMENTS
   (Cost $2,749,314)                                                  2,749,314
                                                                     -----------
TOTAL INVESTMENTS -- 100.1%
   (Cost $5,024,962)                                                  5,024,962
                                                                     -----------
OTHER ASSETS AND LIABILITIES,
   NET -- (0.1%)                                                         (2,656)
                                                                     -----------

-------------------------------------------------------------------------------
DESCRIPTION                                              PAR (000)  VALUE (000)
-------------------------------------------------------------------------------
NET ASSETS:
Capital Shares (unlimited authorization --
   no par value) based on 5,022,257,212
   outstanding shares of beneficial interest                         $5,022,257
Undistributed net investment income                                          49
                                                                     -----------
TOTAL NET ASSETS -- 100.0%                                           $5,022,306
                                                                     ===========
NET ASSET VALUE, OFFERING AND
   REDEMPTION PRICE PER SHARE                                             $1.00
                                                                     ===========

(A) VARIABLE RATE SECURITY. THE RATE REPORTED ON THE STATEMENT OF NET ASSETS IS THE RATE IN EFFECT AS OF MAY 31, 2000. THE DATE SHOWN IS THE NEXT SCHEDULED RESET DATE.

(B) THE RATE REPORTED ON THE STATEMENT OF NET ASSETS IS THE EFFECTIVE YIELD AS OF MAY 31, 2000.

(C) TRI-PARTY REPURCHASE AGREEMENT

MTN--MEDIUM TERM NOTE


    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

AS OF MAY 31, 2000
STATEMENT OF NET ASSETS
================================================================================

BOSTON 1784 PRIME MONEY MARKET FUND
--------------------------------------------------------------------------------
DESCRIPTION                                               PAR (000)  VALUE (000)
--------------------------------------------------------------------------------
COMMERCIAL PAPER -- 49.1%
  AUTOMOTIVE -- 2.7%
   Daimler Chrysler
       6.635%, 06/09/00                                    $ 5,000       $ 4,993
                                                                         -------
  BEAUTY PRODUCTS -- 8.2%
   Colgate-Palmolive
       6.518%, 06/28/00                                      5,000         4,976
   Gillette
       6.505%, 06/23/00                                      5,000         4,980
   Kimberly Clark
       6.403%, 06/16/00                                      5,000         4,987
                                                                         -------
                                                                          14,943
                                                                         -------
  CHEMICALS -- 2.7%
   E.I. Du Pont de Nemours
       6.578%, 07/11/00                                      5,000         4,964
                                                                         -------
  COMMUNICATIONS EQUIPMENT -- 2.7%
   Motorola
       6.646%, 07/27/00                                      5,000         4,949
                                                                         -------
  DRUGS -- 2.7%
   Warner-Lambert
       6.502%, 06/26/00                                      5,000         4,977
                                                                         -------
  FINANCIAL SERVICES -- 19.1%
   ABB Treasury USA
       6.771%, 06/01/00                                      5,000         5,000
       6.528%, 06/16/00                                      5,000         4,986
   American Express Credit
       6.384%, 06/07/00                                      5,000         4,995
   Associates
       6.528%, 06/28/00                                      5,000         4,976
   General Electric Capital
       6.527%, 06/27/00                                      5,000         4,977
   UBS Finance
       6.771%, 06/01/00                                      5,000         5,000
   Unilever Capital
       6.409%, 06/12/00                                      5,000         4,990
                                                                         -------
                                                                          34,924
                                                                         -------
  FOOD, BEVERAGE & TOBACCO -- 2.7%
   Kellogg
       6.589%, 07/20/00                                      5,000         4,956
                                                                         -------


--------------------------------------------------------------------------------
DESCRIPTION                                               PAR (000)  VALUE (000)
--------------------------------------------------------------------------------
  TAXABLE MUNICIPALS -- 2.8%
   New York City
       6.070%, 06/05/00                                    $ 3,800       $ 3,800
       6.500%, 06/08/00                                      1,350         1,350
                                                                         -------
                                                                           5,150
                                                                         -------
  TELEPHONES & TELECOMMUNICATIONS -- 2.7%
   BellSouth Telecomm
       6.380%, 06/05/00                                      5,000         4,996
                                                                         -------
  RETAIL -- 2.8%
   Wal-Mart
       6.374%, 06/01/00                                      5,000         5,000
                                                                         -------
TOTAL COMMERCIAL PAPER
   (Cost $89,852)                                                         89,852
                                                                         -------

CORPORATE BONDS -- 11.6%
   Allfirst Bank
       5.830%, 02/09/01                                      5,000         4,998
   Barton Healthcare LLC (A)
       6.700%, 06/07/00                                        840           840
   Comerica Bank (A)
       6.445%, 01/12/01                                      5,000         4,999
   First Union (A)
       6.590%, 11/24/00                                      3,000         3,000
   General Motors Acceptance, MTN
       7.500%, 06/09/00                                      1,500         1,500
   IBM
       6.375%, 06/15/00                                      5,000         5,001
   JP Morgan, MTN
       6.125%, 10/02/00                                        500           500
   Pepsico, MTN
       5.875%, 06/01/00                                        400           400
                                                                         -------
TOTAL CORPORATE BONDS
   (Cost $21,238)                                                         21,238
                                                                         -------

                                                               BOSTON 1784 FUNDS

================================================================================

--------------------------------------------------------------------------------
DESCRIPTION                                               PAR (000)  VALUE (000)
--------------------------------------------------------------------------------
U.S. GOVERNMENT AGENCY OBLIGATIONS -- 4.9%
   Student Loan Marketing
      Association, MTN (A)
       6.543%, 08/03/00                                     $4,000      $  4,000
       6.373%, 05/18/01                                      5,000         4,999
                                                                        --------
TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS
   (Cost $8,999)                                                           8,999
                                                                        --------

TAXABLE MUNICIPAL BONDS -- 13.3%
   Catholic Health Initiatives RB,
      Series C (A)
       6.450%, 06/07/00                                        100           100
   Community Health System,
      LOC (A)
       6.650%, 06/07/00                                        600           600
   Florida Housing Financing Agency
      RB, MBIA (A)
       6.400%, 06/01/00                                      2,500         2,500
   Kit Carson County, Colorado,
      Agricultural Development
      RB, LOC (A)
       6.700%, 06/07/00                                      2,000         2,000
   Los Angeles, California, Community
      Redevelopment Agency
      RB, FSA (A)
       6.450%, 06/07/00                                      5,000         5,000
   Maryland State Health & Higher
      Education Facilities RB,
      Series B, LOC (A)
       6.700%, 06/01/00                                      2,300         2,300
   Maryland State Health & Higher
      Education RB, LOC (A)
       6.700%, 06/07/00                                      4,100         4,100
   Olathe, Kansas, Industrial RB,
      LOC (A)
       6.450%, 06/01/00                                      4,000         4,000
   Union County, Arkansas, Industrial
      RB, LOC (A)
       6.700%, 06/07/00                                      3,000         3,000
   Waterford, Wisconsin Industrial
      RB, LOC (A)
       6.700%, 06/07/00                                        775           775
                                                                        --------
TOTAL TAXABLE MUNICIPAL BONDS
   (Cost $24,375)                                                         24,375
                                                                        --------


--------------------------------------------------------------------------------
DESCRIPTION                                               PAR (000)  VALUE (000)
--------------------------------------------------------------------------------
CERTIFICATE OF DEPOSIT -- 2.7%
   Suntrust Bank
       6.780%, 04/18/01                                     $5,000      $  4,999
                                                                        --------
TOTAL CERTIFICATE OF DEPOSIT
   (Cost $4,999)                                                           4,999
                                                                        --------

YANKEE CERTIFICATES OF DEPOSIT -- 8.2%
   Bank of Nova Scotia
       6.695%, 02/12/01                                      5,000         4,998
   Bayerische Landesbank NY (A)
       6.448%, 12/15/00                                      5,000         4,998
   Rabobank Nederland NV
       6.690%, 02/28/01                                      5,000         4,998
                                                                        --------
TOTAL YANKEE CERTIFICATES OF DEPOSIT
   (Cost $14,994)                                                         14,994
                                                                        --------

REPURCHASE AGREEMENT -- 9.9%
   JP Morgan
      6.35%, dated 05/31/00, matures
      06/01/00, repurchase price
      $18,100,192 (collateralized by
      U.S. Treasury Instruments,
      total market value:
      $18,458,940) (B)                                      18,097        18,097
                                                                        --------
TOTAL REPURCHASE AGREEMENT
   (Cost $18,097)                                                         18,097
                                                                        --------
TOTAL INVESTMENTS -- 99.7%
   (Cost $182,554)                                                       182,554
                                                                        --------
OTHER ASSETS AND LIABILITIES,
   NET -- 0.3%                                                               521
                                                                        --------

AS OF MAY 31, 2000
STATEMENT OF NET ASSETS
================================================================================

BOSTON 1784 PRIME MONEY MARKET FUND (CONCLUDED)
--------------------------------------------------------------------------------
DESCRIPTION                                                          VALUE (000)
--------------------------------------------------------------------------------
NET ASSETS:
Capital Shares (unlimited authorization --
   no par value) based on 183,086,461
   outstanding shares of beneficial interest                          $ 183,070
Undistributed net investment income                                          29
Accumulated net realized loss
   on investments                                                           (24)
                                                                      ---------
TOTAL NET ASSETS -- 100.0%                                            $ 183,075
                                                                      =========
NET ASSET VALUE, OFFERING AND
   REDEMPTION PRICE PER SHARE                                             $1.00
                                                                      =========



(A) VARIABLE RATE SECURITY. THE RATE REPORTED ON THE STATEMENT OF NET ASSETS IS THE RATE IN EFFECT AS OF MAY 31, 2000. THE DATE SHOWN IS THE NEXT SCHEDULED RESET DATE.

(B) TRI-PARTY REPURCHASE AGREEMENT

LLC--LIMITED LIABILITY COMPANY

LOC--SECURITIES ARE HELD IN CONNECTION WITH A LETTER OF CREDIT ISSUED BY A MAJOR
     COMMERCIAL BANK OR OTHER FINANCIAL INSTITUTION.

MTN--MEDIUM TERM NOTE

RB--REVENUE BOND

THE FOLLOWING ORGANIZATIONS HAVE PROVIDED UNDERLYING CREDIT SUPPORT FOR THE SECURITIES AS SET FORTH IN THE STATEMENT OF NET ASSETS:

FSA--FINANCIAL SECURITY ASSURANCE

MBIA--MUNICIPAL BOND INSURANCE ASSOCIATION



    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

                                                               BOSTON 1784 FUNDS

AS OF MAY 31, 2000
STATEMENT OF NET ASSETS
================================================================================

BOSTON 1784 INSTITUTIONAL PRIME MONEY MARKET FUND
--------------------------------------------------------------------------------
DESCRIPTION                                               PAR (000)  VALUE (000)
--------------------------------------------------------------------------------
COMMERCIAL PAPER -- 45.8%
  COMMUNICATIONS EQUIPMENT -- 2.8%
   Motorola
       6.648%, 07/28/00                                    $20,000      $ 19,792
                                                                        --------
  DRUGS -- 7.2%
   Merck
       6.531%, 06/29/00                                     25,000        24,874
   Pfizer
       5.374%, 06/09/00                                     25,000        24,970
                                                                        --------
                                                                          49,844
                                                                        --------
  ELECTRIC PRODUCTS -- 2.6%
   Emerson Electric
       6.505%, 06/23/00                                     18,000        17,929
                                                                        --------
  FINANCIAL SERVICES -- 22.9%
   ABB Treasury USA
       6.771%, 06/01/00                                     25,000        25,000
       6.781%, 06/12/00                                     10,000         9,980
   Ford Motor Credit
       6.374%, 06/07/00                                     25,000        24,974
   General Electric Capital
       6.320%, 06/16/00                                     25,000        24,935
   General Motors Acceptance
       6.343%, 06/19/00                                     25,000        24,921
   UBS Finance
       6.771%, 06/01/00                                     25,000        25,000
   Unilever Capital
       6.409%, 06/12/00                                     25,000        24,951
                                                                        --------
                                                                         159,761
                                                                        --------
  LEASING & RENTING -- 3.6%
   International Lease Finance
       6.384%, 06/09/00                                     25,000        24,965
                                                                        --------
  TAXABLE MUNICIPALS -- 3.1%
   New York City
       6.070%, 06/05/00                                     12,150        12,150
       6.200%, 06/06/00                                      5,200         5,200
       6.500%, 06/08/00                                      4,335         4,335
                                                                        --------
                                                                          21,685
                                                                        --------

--------------------------------------------------------------------------------
DESCRIPTION                                               PAR (000)  VALUE (000)
--------------------------------------------------------------------------------
  TELEPHONES & TELECOMMUNICATIONS -- 3.6%
   Bellsouth Telecomm
       6.380%, 06/05/00                                    $25,000      $ 24,982
                                                                        --------
TOTAL COMMERCIAL PAPER
   (Cost $318,958)                                                       318,958
                                                                        --------

CORPORATE BONDS -- 23.6%
   Advocare (A)
       6.640%, 06/07/00                                      4,150         4,150
   Bank of New York
       6.515%, 01/22/01                                     20,000        19,993
   Barton Healthcare LLC (A)
       6.700%, 06/07/00                                        560           560
   Bowie Assisted Living,
      Series 1997, LOC (A) (B)
       6.400%, 06/07/00                                      6,700         6,700
   Caterpillar Finanical Services, MTN
       5.810%, 07/05/00                                      3,025         3,024
   Comerica Bank (A)
       6.445%, 06/01/00                                     30,000        29,993
   First Union (A)
       6.590%, 06/01/00                                     20,000        19,998
   General Motors Acceptance, MTN
       7.500%, 06/09/00                                      4,000         4,001
   Health Midwest Venture (A)
       6.600%, 06/07/00                                      1,900         1,900
   Huntington National Bank (A)
       6.380%, 07/12/00                                     30,000        30,025
   IBM
       6.375%, 06/15/00                                      3,000         3,001
   Key Bank, MTN
       6.500%, 01/29/01                                     20,000        19,993
   Mellon Funding
       6.300%, 06/01/00                                      1,500         1,500
   Pepsico, MTN
       5.875%, 06/01/00                                      5,400         5,400
   Service Graphics  (A)
       6.700%, 06/07/00                                      1,800         1,800
   UNO, LOC (A)
       6.700%, 06/07/00                                      2,700         2,700
   U.S. Bank NA (A)
       6.640%, 06/17/00                                      9,500         9,503
                                                                        --------
TOTAL CORPORATE BONDS
   (Cost $164,241)                                                       164,241
                                                                        --------

AS OF MAY 31, 2000
STATEMENT OF NET ASSETS
================================================================================

BOSTON 1784 INSTITUTIONAL PRIME MONEY MARKET FUND (CONCLUDED)
--------------------------------------------------------------------------------
DESCRIPTION                                               PAR (000)  VALUE (000)
--------------------------------------------------------------------------------
YANKEE CERTIFICATES OF DEPOSIT -- 8.6%
   Bayerische Landesbank NY
       6.448%, 12/15/00                                     $20,000     $ 19,992
   Rabobank Nederland NV
       6.690%, 02/28/01                                      20,000       19,993
   Royal Bank of Canada NY
       6.520%, 01/18/01                                      20,000       19,994
                                                                        --------
TOTAL YANKEE CERTIFICATES OF DEPOSIT
   (Cost $59,979)                                                         59,979
                                                                        --------

TAXABLE MUNICIPAL BONDS -- 8.4%
   California State Housing &
      Finance Authority RB,
      Series K, FSA
       6.630%, 06/25/00                                      20,000       20,000
   Collier County, Industrial
      Development Authority RB,
      Community Health, Series B,
      LOC (A)
       6.500%, 06/01/00                                       3,000        3,000
   Dade County, Florida, Expressway
      Authority Toll System
      RB, FGIC (A)
       6.450%, 06/01/00                                       1,200        1,200
   Florida Housing & Finance
      Authority RB, Affordable
      Housing Project, Series B,
      MBIA (A)
       6.400%, 06/01/00                                       6,900        6,900
   Florida Housing & Finance
      Authority RB, MBIA (A)
       6.400%, 06/01/00                                       3,400        3,400
   Illinois State Student Assistance
      RB, Series B, LOC (A)
       6.600%, 06/07/00                                       5,000        5,000
   Los Angeles, California,
      Community Redevelopment
      Authority RB, FSA (A)
       6.450%, 06/07/00                                       5,500        5,500
   Maryland State Health & Higher
      Education Facilities RB,
      Charlestown Project,
      Series B, GOI LOC (A)
       6.700%, 06/07/00                                       3,000        3,000


--------------------------------------------------------------------------------
DESCRIPTION                                               PAR (000)  VALUE (000)
--------------------------------------------------------------------------------
   Olathe, Kansas, Industrial
      Development Authority RB,
      Series B, LOC (A)
       6.450%, 06/01/00                                     $ 3,500     $  3,500
   Union County, Arkansas, Industrial
      Development Authority RB,
      Tin Fiber Project, LOC (A)
       6.700%, 06/07/00                                       7,000        7,000
                                                                        --------
TOTAL TAXABLE MUNICIPAL BONDS
   (Cost $58,500)                                                         58,500
                                                                        --------

U.S. GOVERNMENT AGENCY OBLIGATIONS -- 4.0%
   Federal Home Loan Bank
       5.710%, 08/09/00                                      10,000        9,998
   Student Loan Marketing
      Association, MTN (A)
       6.373%, 06/06/00                                      10,000        9,998
       6.543%, 06/06/00                                       8,000        7,999
                                                                        --------
TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS
   (Cost $27,995)                                                         27,995
                                                                        --------

REPURCHASE AGREEMENT -- 9.3%
   JP Morgan
      6.35%, dated 05/31/00, matures
      06/01/00, repurchase price
      $64,566,387 (collateralized by
      U.S. Treasury Instruments,
      total market value:
      $65,846,101) (C)                                       64,555       64,555
                                                                        --------
TOTAL REPURCHASE AGREEMENT
   (Cost $64,555)                                                         64,555
                                                                        --------
TOTAL INVESTMENTS -- 99.7%
   (Cost $694,228)                                                       694,228
                                                                        --------
OTHER ASSETS AND LIABILITIES, NET -- 0.3%                                  2,385
                                                                        --------

                                                               BOSTON 1784 FUNDS
================================================================================


--------------------------------------------------------------------------------
DESCRIPTION                                               PAR (000)  VALUE (000)
--------------------------------------------------------------------------------
NET ASSETS:
Capital Shares (unlimited authorization --
   no par value) based on 696,610,377
   outstanding shares of beneficial interest                           $696,610
Undistributed net investment income                                           5
Accumulated net realized loss
   on investments                                                            (2)
                                                                       --------
TOTAL NET ASSETS -- 100.0%                                             $696,613
                                                                       ========
NET ASSET VALUE, OFFERING AND
   REDEMPTION PRICE PER SHARE                                             $1.00
                                                                       ========

(A) VARIABLE RATE SECURITY. THE RATE REPORTED ON THE STATEMENT OF NET ASSETS IS THE RATE IN EFFECT AS OF MAY 31, 2000. THE DATE SHOWN IS THE NEXT SCHEDULED RESET DATE.

(B) SECURITY EXEMPT FROM REGISTRATION UNDER RULE 144A OF THE SECURITIES ACT OF 1933. THESE SECURITIES MAY BE RESOLD IN TRANSACTIONS EXEMPT FROM REGISTRATION NORMALLY TO QUALIFIED INSTITUTIONAL BUYERS.

(C) TRI-PARTY REPURCHASE AGREEMENT

LLC--LIMITED LIABILITY COMPANY

LOC--SECURITIES ARE HELD IN CONNECTION WITH A LETTER OF CREDIT ISSUED BY A MAJOR
     COMMERCIAL BANK OR OTHER FINANCIAL INSTITUTION.

MTN--MEDIUM TERM NOTE

RB--REVENUE BOND

THE FOLLOWING ORGANIZATIONS HAVE PROVIDED UNDERLYING CREDIT SUPPORT FOR THE SECURITIES AS SET FORTH IN THE STATEMENT OF NET ASSETS:

FGIC--FINANCIAL GUARANTY INSURANCE CORPORATION

FSA--FINANCIAL SECURITY ASSURANCE

GOI--GENERAL OBLIGATION OF INSTITUTION

MBIA--MUNICIPAL BOND INSURANCE ASSOCIATION




    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

AS OF MAY 31, 2000
STATEMENT OF NET ASSETS
================================================================================

BOSTON 1784 SHORT-TERM INCOME FUND
--------------------------------------------------------------------------------
DESCRIPTION                                               PAR (000)  VALUE (000)
--------------------------------------------------------------------------------
U.S. TREASURY OBLIGATIONS -- 16.6%
   U.S. Treasury Notes
       6.250%, 04/30/01                                      $ 5,500     $ 5,477
       6.375%, 09/30/01                                        6,000       5,969
       6.250%, 01/31/02                                        2,000       1,983
       6.625%, 03/31/02                                        2,000       1,994
       5.500%, 03/31/03                                        2,000       1,938
       5.875%, 11/15/04                                        4,250       4,128
                                                                         -------
TOTAL U.S. TREASURY OBLIGATIONS
   (Cost $21,822)                                                         21,489
                                                                         -------

U.S. GOVERNMENT AGENCY OBLIGATIONS -- 12.0%
   Federal Home Loan Bank
       5.875%, 08/15/01                                        5,000       4,924
       5.875%, 09/17/01                                        8,500       8,361
   Federal National Mortgage
      Association
       5.750%, 04/15/03                                        2,000       1,916
   Federal National Mortgage
      Association CMO REMIC
       8.950%, 05/25/03                                          245         248
                                                                         -------
TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS
   (Cost $15,669)                                                         15,449
                                                                         -------

U.S. GOVERNMENT MORTGAGE-
  BACKED OBLIGATIONS -- 0.4%
   Federal Deposit Insurance
      Corporation Trust REMIC
       6.750%, 05/25/26                                          488         476
   Federal Home Loan Mortgage
      Corporation
       8.000%, 01/01/02                                           80          80
                                                                         -------
TOTAL U.S. GOVERNMENT MORTGAGE-BACKED OBLIGATIONS
   (Cost $568)                                                               556
                                                                         -------


--------------------------------------------------------------------------------
DESCRIPTION                                               PAR (000)  VALUE (000)
--------------------------------------------------------------------------------
TAXABLE MUNICIPAL BONDS -- 3.7%
   Carondelet, California, Health
      Systems RB, Daniel Freeman
      Hospitals, MBIA
       6.250%, 07/01/01                                      $ 4,000     $ 3,956
   Pennsylvania State Housing Finance
      Agency RB, Single Family
      Mortgage, Series 52C, FHA
       7.000%, 10/01/06                                          865         829
                                                                         -------
TOTAL TAXABLE MUNICIPAL BONDS
   (Cost $4,864)                                                           4,785
                                                                         -------

ASSET-BACKED SECURITIES -- 17.6%
   Centrex Auto Trust,
      Series 1996-A, Class A
       6.750%, 10/15/04                                          317         316
   CIT RV Owners Trust,
      Series 1995-A, Class A
       6.250%, 01/15/11                                          137         136
   Crown Home Equity Loan Trust,
      Series 1996-1, Class A3
       6.810%, 06/25/11                                        1,156       1,058
   Daimler Chrysler Auto Trust,
      Series 2000-A, Class A3
       7.090%, 12/06/03                                        5,000       4,974
   Discover Card Master Trust,
      Series 1998-4, Class A
       5.750%, 10/16/03                                          895         882
   Fleetwood Credit Grantor Trust,
      Series 1995-B, Class A
       6.550%, 05/16/11                                          418         417
   Green Tree Recreational,
      Equipment  & Consumer
      Trust, Series 1996-A, Class A1
       5.550%, 02/15/18                                          149         144
   MBNA Master Credit Card Trust,
      Series 1995-D,  Class A
       6.050%, 11/15/02                                        1,500       1,500

                                                               BOSTON 1784 FUNDS

================================================================================

--------------------------------------------------------------------------------
DESCRIPTION                                               PAR (000)  VALUE (000)
--------------------------------------------------------------------------------
ASSET-BACKED SECURITIES -- (CONTINUED)
   PNC Student Loan Trust I,
      Series 1997-2, Class A-5
       6.530%, 01/25/03                                    $ 5,000       $ 4,913
   Reliance Auto Receivables,
      Series 1996-A, Class A
       6.100%, 07/15/02                                         46            46
   Sears Credit Account Master
      Trust, Series 1996-4, Class A
       6.450%, 10/16/06                                      1,000           985
   Standard Credit Card Master
      Trust, Series 1993-2, Class A
       5.950%, 09/07/03                                      2,500         2,379
   University Support Services,
      Series 1993-A, Class B (A)
       7.800%, 08/20/08                                         29            29
   WFS Financial Owner Trust,
      Series 1997-C, Class A4
       6.150%, 09/20/02                                      5,000         4,979
                                                                         -------
TOTAL ASSET-BACKED SECURITIES
   (Cost $23,032)                                                         22,758
                                                                         -------

CORPORATE OBLIGATIONS -- 28.8%
  CHEMICALS -- 3.8%
   Praxair
       6.700%, 04/15/01                                      5,000         4,950
                                                                         -------
  FINANCIAL SERVICES -- 21.2%
   Associates Corporation of
      North America
       5.750%, 11/01/03                                      5,000         4,700
   AXA Financial
       6.750%, 12/01/00                                        420           420
   Donaldson, Lufkin, Jenrett, MTN
       5.625%, 02/15/01                                      5,675         5,604
   Ford Motor Credit
       7.250%, 01/15/03                                      5,000         4,938


--------------------------------------------------------------------------------
DESCRIPTION                                               PAR (000)  VALUE (000)
--------------------------------------------------------------------------------
   General Motors Acceptance, MTN
       7.875%, 03/07/01                                    $ 2,000       $ 2,005
       5.480%, 12/16/02                                      5,000         4,756
   Salomon Smith Barney Holdings
       7.500%, 05/01/02                                      5,000         4,981
                                                                         -------
                                                                          27,404
                                                                         -------
  FOOD, BEVERAGE & TOBACCO -- 3.8%
   Campbell Soup
       6.150%, 12/01/02                                      5,000         4,869
                                                                         -------
TOTAL CORPORATE OBLIGATIONS
   (Cost $38,140)                                                         37,223
                                                                         -------

YANKEE BONDS -- 0.4%
   Phillips Petroleum
       8.500%, 05/25/05                                        475           481
                                                                         -------
TOTAL YANKEE BONDS
   (Cost $474)                                                               481
                                                                         -------

CERTIFICATES OF DEPOSIT -- 1.9%
   Mercantile Safe Deposit and Trust
       7.400%, 04/03/02                                      2,500         2,488
                                                                         -------
TOTAL CERTIFICATES OF DEPOSIT
   (Cost $2,500)                                                           2,488
                                                                         -------

SHORT-TERM INVESTMENTS -- 7.7%
   American Express Credit Discount Note
       6.524%, 06/30/00                                      5,000         4,974
   Daimler Chrysler Discount Note
       6.477%, 06/30/00                                      5,000         4,974
                                                                         -------
TOTAL SHORT-TERM INVESTMENTS
   (Cost $9,948)                                                           9,948
                                                                         -------

AS OF MAY 31, 2000
STATEMENT OF NET ASSETS
================================================================================

BOSTON 1784 SHORT-TERM INCOME FUND (CONCLUDED)
--------------------------------------------------------------------------------
DESCRIPTION                                             PAR (000)    VALUE (000)
--------------------------------------------------------------------------------
REPURCHASE AGREEMENT -- 10.3%
   JP Morgan
      6.35%, dated 05/31/00, matures
      06/01/00, repurchase price
      $13,283,343 (collateralized by
      U.S. Treasury Instruments,
      total market value:
      $13,546,620) (B)                                   $13,281       $ 13,281
                                                                       --------
TOTAL REPURCHASE AGREEMENT
   (Cost $13,281)                                                        13,281
                                                                       --------
TOTAL INVESTMENTS -- 99.4%
   (Cost $130,298)                                                      128,458
                                                                       --------
OTHER ASSETS AND LIABILITIES,
   NET -- 0.6%                                                              752
                                                                       --------

NET ASSETS:
Capital Shares (unlimited authorization --
   no par value) based on 13,160,758
   outstanding shares of beneficial interest                            144,625
Distributions in excess of net
   investment income                                                         (6)
Accumulated net realized loss
   on investments                                                       (13,569)
Net unrealized depreciation
   on investments                                                        (1,840)
                                                                       --------
TOTAL NET ASSETS -- 100.0%                                             $129,210
                                                                       ========

NET ASSET VALUE, OFFERING AND
   REDEMPTION PRICE PER SHARE                                             $9.82
                                                                       ========

(A) VARIABLE RATE SECURITY. THE RATE REPORTED ON THE STATEMENT OF NET ASSETS IS THE RATE IN EFFECT AS OF MAY 31, 2000.

(B) TRI-PARTY REPURCHASE AGREEMENT

CMO--COLLATERALIZED MORTGAGE OBLIGATION

FHA--FEDERAL HOUSING ADMINISTRATION

MBIA--MUNICIPAL BOND INSURANCE ASSOCIATION

MTN--MEDIUM TERM NOTE RB--REVENUE BOND

REMIC--REAL ESTATE MORTGAGE INVESTMENT CONDUIT




    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

                                                               BOSTON 1784 FUNDS


AS OF MAY 31, 2000
STATEMENT OF NET ASSETS
================================================================================

BOSTON 1784 INCOME FUND
--------------------------------------------------------------------------------
DESCRIPTION                                                PAR (000) VALUE (000)
--------------------------------------------------------------------------------
U.S. GOVERNMENT AGENCY OBLIGATIONS -- 12.4%
   Aid-Israel
       6.625%, 08/15/03                                     $ 1,000      $   987
   Federal Home Loan Bank
       6.750%, 05/01/02                                         980          972
       5.125%, 09/15/03                                       1,070        1,001
       5.800%, 09/02/08                                       6,000        5,366
   Federal Home Loan Bank (A)
       6.461%, 09/28/00                                       7,000        7,001
   Federal Home Loan Mortgage
      Corporation
       6.875%, 01/15/05                                         655          642
       5.750%, 03/15/09                                       3,500        3,102
   Federal National Mortgage
      Association
       5.750%, 04/15/03                                         475          455
       5.750%, 06/15/05                                       5,000        4,660
       6.000%, 05/15/08                                       5,100        4,637
       6.375%, 06/15/09                                       1,000          925
       6.250%, 05/15/29                                       5,700        4,952
   Federal National Mortgage
      Association MTN (B)
       4.990%, 08/15/01                                       4,000        3,674
                                                                         -------
TOTAL U.S. GOVERNMENT
   AGENCY OBLIGATIONS
   (Cost $40,863)                                                         38,374
                                                                         -------

U.S. TREASURY OBLIGATIONS -- 32.1%
   U.S. Treasury Bonds
       9.875%, 11/15/15                                       2,000        2,658
       8.750%, 05/15/17                                       2,250        2,777
       8.125%, 08/15/19                                       5,000        5,923
       7.875%, 02/15/21                                       4,260        4,972
       8.000%, 11/15/21                                       8,750       10,377
       6.000%, 02/15/26                                         700          671
       5.250%, 11/15/28                                       6,285        5,450
       5.250%, 02/15/29                                       1,550        1,349
       6.125%, 08/15/29                                       4,750        4,730
   U.S. Treasury Notes
       6.625%, 06/30/01                                      16,500       16,479
       6.250%, 10/31/01                                       5,605        5,566
       5.500%, 05/31/03                                          80           77
       7.250%, 05/15/04                                         850          867
       7.250%, 08/15/04                                       1,445        1,476


--------------------------------------------------------------------------------
DESCRIPTION                                               PAR (000)  VALUE (000)
--------------------------------------------------------------------------------
U.S. Treasury Notes  (CONTINUED)
       5.875%, 11/15/04                                     $ 4,905      $ 4,765
       7.500%, 02/15/05                                         585          605
       6.875%, 05/15/06                                       2,000        2,027
       7.000%, 07/15/06                                       3,330        3,397
       6.500%, 10/15/06                                       2,000        1,991
       6.000%, 08/15/09                                       2,800        2,725
       6.500%, 02/15/10                                      18,745       19,014
   U.S. Treasury STRIPS (B)
      10.824%, 02/15/19                                       5,000        1,547
                                                                         -------
TOTAL U.S. TREASURY OBLIGATIONS
   (Cost $100,900)                                                        99,443
                                                                         -------

U.S. AGENCY MORTGAGE-
  BACKED OBLIGATIONS -- 0.5%
   Federal Home Loan
      Mortgage Corporation
       7.750%, 09/01/05                                         387          384
   Federal National Mortgage
      Association CMO REMIC
       6.000%, 12/25/16                                       1,322        1,231
                                                                         -------
TOTAL U.S. AGENCY MORTGAGE-
   BACKED OBLIGATIONS
   (Cost $1,654)                                                           1,615
                                                                         -------

ASSET-BACKED SECURITIES -- 8.5%
   Chemical Master Credit Card
      Trust, Series 1995-3, Class A
       6.230%, 04/15/05                                       3,000        2,926
   Citibank Credit Card Master
      Trust, Series 1998-9, Class A
       5.300%, 01/09/06                                       3,000        2,787
   Citibank Credit Card Master
      Trust, Series 1999-7, Class A
       6.650%, 11/15/06                                       3,295        3,176
   Fleetwood Credit Grantor
      Trust, Series 1995-B, Class A
       6.550%, 05/16/11                                         627          625
   Ford Credit Auto Owner Trust,
      Series 1999-D, Class A5
       6.520%, 09/15/03                                       3,000        2,954
   Ford Credit Auto Owner Trust,
      Series 2000-A, Class A4
       7.090%, 11/17/03                                       3,000        2,985

AS OF MAY 31, 2000
STATEMENT OF NET ASSETS
================================================================================

BOSTON 1784 INCOME  FUND (CONCLUDED)
--------------------------------------------------------------------------------
DESCRIPTION                                               PAR (000)  VALUE (000)
--------------------------------------------------------------------------------
ASSET-BACKED SECURITIES -- (CONTINUED)
   General Motors Acceptance
      Commercial Mortgage Security,
      Series 1999-C3, Class A1A
       6.974%, 07/15/32                                      $   965     $   932
   MBNA Master Credit Card Trust,
      Series 1999-J, Class A
       7.000%, 02/15/12                                        4,000       3,827
   Merrill Lynch Mortgage Investors,
      Series 1989-H, Class B (A)
      10.000%, 01/15/10                                        2,227       2,222
   Oakwood Mortgage Investors,
      Series 1995-B, Class A3
       6.900%, 01/15/21                                        4,040       3,826
                                                                         -------
TOTAL ASSET-BACKED SECURITIES
   (Cost $26,940)                                                         26,260
                                                                         -------

U.S. GOVERNMENT MORTGAGE-
  BACKED OBLIGATIONS -- 25.0%
   Federal Home Loan Mortgage
      Corporation
       7.000%, 12/01/14                                        1,980       1,917
       6.000%, 11/01/28                                       16,691      15,019
   Federal National Mortgage
      Association
       6.500%, 05/01/11                                        2,652       2,518
       6.000%, 03/01/13                                          796         740
       6.000%, 04/01/13                                          778         723
       6.000%, 05/01/13                                        1,715       1,594
       6.000%, 06/01/13                                       10,741       9,990
       6.000%, 06/01/13                                        1,597       1,486
       6.500%, 06/01/28                                        4,187       3,873
       6.000%, 06/01/29                                          998         895
       6.000%, 07/01/29                                          997         895
       8.000%, 02/01/30                                        2,381       2,361
       7.000%, 03/01/30                                        1,997       1,895
       7.500%, 03/01/30                                        1,998       1,941
       8.000%, 04/01/30                                        9,161       9,084
   Government National Mortgage
      Association
       7.000%, 10/15/23                                        1,062       1,019
       8.000%, 06/15/25                                           97          97
       8.000%, 10/15/25                                          179         179
       8.000%, 01/15/26                                           72          72
       8.000%, 02/15/26                                          104         104


--------------------------------------------------------------------------------
DESCRIPTION                                               PAR (000)  VALUE (000)
--------------------------------------------------------------------------------
Government National Mortgage
   Association -- (CONTINUED)
       7.500%, 04/15/26                                      $ 2,496     $ 2,450
       8.000%, 05/15/26                                          115         116
       7.000%, 06/15/26                                        4,245       4,076
       8.000%, 06/15/26                                          349         350
       7.500%, 02/15/27                                           48          47
       8.000%, 03/15/27                                          925         927
       6.500%, 06/15/28                                          928         869
       6.500%, 05/15/29                                       12,602      11,790
       7.500%, 03/15/30                                        1,997       1,961
                                                                         -------
TOTAL U.S. GOVERNMENT MORTGAGE-BACKED OBLIGATIONS
   (Cost $80,500)                                                         77,502
                                                                         -------

CORPORATE OBLIGATIONS -- 10.3%
  BANKS -- 3.9%
   Bank of New York
       7.875%, 11/15/02                                        3,750       3,745
   Comerica Bank
       7.250%, 06/15/07                                        2,000       1,888
   Dime Bancorp
       7.000%, 07/25/01                                        3,000       2,959
   First USA Bank
       7.650%, 08/01/03                                        3,525       3,499
                                                                         -------
                                                                          12,091
                                                                         -------
  ELECTRICAL -- 0.7%
   Emerson Electric
       6.875%, 06/01/05                                        2,225       2,253
                                                                         -------
  FINANCIAL SERVICES -- 1.1%
   US West Capital Funding
       6.875%, 08/15/01                                        3,400       3,370
                                                                         -------
  INDUSTRIAL -- 1.1%
   Fortune Brands
       6.250%, 04/01/08                                        3,600       3,263
                                                                         -------
  PETROLEUM REFINING -- 0.5%
   BP Amoco PLC
       5.900%, 04/15/09                                        1,900       1,693
                                                                         -------

                                                               BOSTON 1784 FUNDS

================================================================================

--------------------------------------------------------------------------------
DESCRIPTION                                               PAR (000)  VALUE (000)
--------------------------------------------------------------------------------
  RAILROADS -- 1.7%
   Burlington Northern Sante Fe
       9.250%, 10/01/06                                   $ 5,070      $   5,406
                                                                       ---------
  RETAIL -- 0.8%
   Wal-Mart Stores
       7.550%, 02/15/30                                     2,500          2,484
                                                                       ---------
  TELEPHONES & TELECOMMUNICATIONS -- 0.5%
   Lucent Technologies
       5.500%, 11/15/08                                     1,000            875
   MCI Worldcom (A)
       6.125%, 04/15/02                                       720            699
                                                                       ---------
                                                                           1,574
                                                                       ---------
TOTAL CORPORATE OBLIGATIONS
   (Cost $33,511)                                                         32,134
                                                                       ---------

YANKEE BONDS -- 8.3%
   AT&T
       6.000%, 03/15/09                                     3,300          2,875
       6.500%, 03/15/29                                     1,250          1,014
   Ford Motor Credit
       5.800%, 01/12/09                                     7,000          6,038
   Goldman Sachs Group MTN
       7.800%, 01/28/10                                     3,500          3,395
   Hydro-Quebec
       8.625%, 05/20/02                                     3,395          3,443
   Province of Ontario
       7.375%, 01/27/03                                     3,395          3,378
   Sprint Capital
       6.900%, 05/01/19                                     2,500          2,163
   Wal-Mart Stores
       6.875%, 08/10/09                                     2,500          2,381
   Worldcom
       7.875%, 05/15/03                                     1,155          1,152
                                                                       ---------
TOTAL YANKEE BONDS
   (Cost $26,700)                                                         25,839
                                                                       ---------


--------------------------------------------------------------------------------
DESCRIPTION                                              PAR (000)   VALUE (000)
--------------------------------------------------------------------------------
REPURCHASE AGREEMENT -- 4.4%
   JP Morgan
      6.35%, dated 05/31/00, matures
      06/01/00, repurchase price
      $13,492,379 (collateralized by
      U.S. Treasury Instruments,
      total market value:
      $13,759,800) (C)                                    $13,490      $ 13,490
                                                                       --------
TOTAL REPURCHASE AGREEMENT
   (Cost $13,490)                                                        13,490
                                                                       --------
TOTAL INVESTMENTS -- 101.5%
   (Cost $324,558)                                                      314,657
                                                                       ---------
OTHER ASSETS AND LIABILITIES,
   NET-- (1.5%)                                                          (4,700)
                                                                       --------

NET ASSETS:
Capital Shares (unlimited authorization --
   no par value) based on 32,948,210
   outstanding shares of beneficial interest                            333,087
Undistributed net investment income                                           7
Accumulated net realized loss
   on investments                                                       (13,236)
Net unrealized depreciation
   on investments                                                        (9,901)
                                                                       --------
TOTAL NET ASSETS -- 100.0%                                             $309,957
                                                                       ========
NET ASSET VALUE, OFFERING AND
   REDEMPTION PRICE PER SHARE                                             $9.41
                                                                       ========

(A) VARIABLE RATE SECURITY. THE RATE REPORTED ON THE STATEMENT OF NET ASSETS IS THE RATE IN EFFECT AS OF MAY 31, 2000.

(B) ZERO COUPON SECURITY. THE RATE REPORTED ON THE STATEMENT OF NET ASSETS IS THE EFFECTIVE YIELD AS OF MAY 31, 2000.

(C) TRI-PARTY REPURCHASE AGREEMENT

CMO--COLLATERALIZED MORTGAGE OBLIGATION

MTN--MEDIUM TERM NOTE

PLC--PUBLIC LIMITED COMPANY

REMIC--REAL ESTATE MORTGAGE INVESTMENT CONDUIT

STRIPS--SEPARATELY TRADED REGISTERED INTEREST AND PRINCIPAL SECURITIES



    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

AS OF MAY 31, 2000
STATEMENT OF NET ASSETS
================================================================================

BOSTON 1784 U.S. GOVERNMENT MEDIUM-TERM INCOME FUND
--------------------------------------------------------------------------------
DESCRIPTION                                               PAR (000)  VALUE (000)
--------------------------------------------------------------------------------
U.S. TREASURY OBLIGATIONS -- 25.0%
   U.S. Treasury Bonds
      11.250%, 02/15/15                                   $    700      $  1,012
       9.875%, 11/15/15                                      2,000         2,658
       8.750%, 05/15/17                                      2,000         2,469
       6.000%, 02/15/26                                      1,100         1,055
   U.S. Treasury Notes
       6.375%, 03/31/01                                      2,500         2,492
       8.000%, 05/15/01                                      2,000         2,021
       6.625%, 06/30/01                                     13,000        12,984
       6.625%, 07/31/01                                        463           462
       5.625%, 09/30/01                                      1,000           985
       6.250%, 10/31/01                                      5,500         5,462
       5.500%, 02/28/03                                      7,500         7,269
       5.500%, 05/31/03                                      4,830         4,676
       5.250%, 08/15/03                                      2,000         1,919
       7.500%, 02/15/05                                      2,000         2,068
       6.500%, 05/15/05                                      4,750         4,733
       5.875%, 11/15/05                                      4,000         3,870
       6.250%, 02/15/07                                        770           759
       6.625%, 05/15/07                                        500           502
       6.125%, 08/15/07                                      2,000         1,955
       5.625%, 05/15/08                                        750           711
   U.S. Treasury STRIPS (B)
      10.390%, 08/15/10                                      1,000           520
                                                                        --------
TOTAL U.S. TREASURY OBLIGATIONS
   (Cost $61,737)                                                         60,582
                                                                        --------

U.S. GOVERNMENT AGENCY OBLIGATIONS -- 42.6%
   Agency of Housing and Urban
      Development, Series 1995-A
       8.240%, 08/01/02                                      2,000         2,033
   Agency of Housing and Urban
      Development, Series 1997-A
       6.210%, 08/01/01                                      4,000         3,956
       6.360%, 08/01/04                                      5,500         5,288
   Aid-Israel
       6.625%, 08/15/03                                      2,590         2,557
   Federal Farm Credit Bank, MTN
       7.350%, 03/24/05                                        350           348
   Federal Farm Credit Bank,
      MTN (A)
       6.433%, 05/17/01                                     10,000        10,004


--------------------------------------------------------------------------------
DESCRIPTION                                               PAR (000)  VALUE (000)
--------------------------------------------------------------------------------
   Federal Home Loan Bank
       6.750%, 05/01/02                                   $  4,900      $  4,858
       6.580%, 01/07/03                                      3,000         2,938
       7.660%, 07/20/04                                        350           353
       7.725%, 04/05/10                                      2,000         1,965
   Federal Home Loan Bank (A)
       6.461%, 09/28/00                                      5,000         5,000
       6.433%, 04/16/01                                      7,000         7,001
   Federal Home Loan Mortgage
      Corporation
       5.750%, 07/15/03                                      3,500         3,340
       7.340%, 11/03/06                                      1,000           969
   Federal Home Loan Mortgage
      Corporation REMIC
       7.000%, 07/15/03                                         48            48
       6.750%, 02/15/20                                      1,080         1,010
   Federal National Mortgage
      Association
       5.750%, 04/15/03                                     12,400        11,880
       5.125%, 02/13/04                                        805           746
       8.000%, 07/01/07                                        153           153
       6.000%, 05/15/08                                      5,250         4,774
       6.375%, 06/15/09                                     10,000         9,251
   Federal National Mortgage
      Association, MTN
       6.580%, 03/01/06                                      1,000           945
   Federal National Mortgage
      Association, MTN (A)
       4.990%, 08/15/01                                      4,000         3,674
   Private Export Funding
      Corporation
       5.500%, 03/15/01                                      2,500         2,472
       6.310%, 09/30/04                                      5,000         4,800
       6.620%, 10/01/05                                      1,740         1,679
       7.110%, 04/15/07                                      3,800         3,720
   Student Loan Marketing
      Association (A)
       6.373%, 05/18/01                                      6,000         6,005
   Tennessee Valley Authority
      Principal STRIPS (B)
       7.813%, 04/15/42                                      4,000         1,479
                                                                        --------
TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS
   (Cost $106,120)                                                       103,246
                                                                        --------

                                                               BOSTON 1784 FUNDS

================================================================================


--------------------------------------------------------------------------------
DESCRIPTION                                             PAR (000)    VALUE (000)
--------------------------------------------------------------------------------
U.S. GOVERNMENT MORTGAGE-
  BACKED OBLIGATIONS -- 20.2%
   Federal Deposit Insurance
      Corporation Trust REMIC
       6.750%, 05/25/26                                   $ 1,195      $  1,166
   Federal Home Loan Mortgage
      Corporation
       7.000%, 10/01/03                                        55            53
       7.000%, 12/01/10                                       995           964
   Federal National Mortgage
      Association
       6.500%, 05/01/11                                     1,326         1,259
       6.000%, 04/01/13                                     9,329         8,676
       6.000%, 06/01/13                                       129           120
       7.785%, 02/01/19                                     4,717         4,687
      10.000%, 10/01/20                                     1,261         1,346
      10.000%, 12/01/20                                     1,364         1,456
       8.000%, 11/01/29                                     6,947         6,889
   Government National Mortgage
      Association
       8.500%, 10/15/04                                        32            32
       8.500%, 01/15/06                                        45            45
       9.000%, 11/15/17                                       636           661
       7.000%, 10/15/23                                       602           578
       7.500%, 02/15/27                                     1,313         1,289
       6.500%, 03/15/29                                    18,918        17,700
   Student Loan Marketing Association
       6.304%, 10/25/05                                     2,137         2,125
                                                                       --------
TOTAL U.S. GOVERNMENT MORTGAGE-
   BACKED OBLIGATIONS
   (Cost $51,400)                                                        49,046
                                                                       --------

U.S. GOVERNMENT GUARANTEED BONDS -- 6.2%
   Global Industries Ltd.
       7.250%, 07/15/22                                    10,846        10,627
   Secunda Atlantic
       6.695%, 04/01/18                                     3,699         3,441
   Sulphur Carriers
       8.300%, 10/15/09                                     1,047         1,104
                                                                       --------
TOTAL U.S. GOVERNMENT GUARANTEED BONDS
   (Cost $15,312)                                                        15,172
                                                                       --------


--------------------------------------------------------------------------------
DESCRIPTION                                             PAR (000)    VALUE (000)
--------------------------------------------------------------------------------
REPURCHASE AGREEMENT -- 5.2%
   JP Morgan
      6.35%, dated 05/31/00, matures
      06/01/00, repurchase price
      $12,611,224 (collateralized by
      U.S. Treasury Instruments,
      total market value:
      $12,861,180.11) (C)                                 $12,609      $ 12,609
                                                                       --------
TOTAL REPURCHASE AGREEMENT
   (Cost $12,609)                                                        12,609
                                                                       --------
TOTAL INVESTMENTS -- 99.2%
   (Cost $247,178)                                                      240,655
                                                                       --------
OTHER ASSETS AND LIABILITIES,
   NET -- 0.8%                                                            1,864
                                                                       --------

NET ASSETS:
Capital Shares (unlimited authorization --
   no par value) based on 26,564,968
   outstanding shares of beneficial interest                            258,410
Undistributed net investment income                                           2
Accumulated net realized loss
   on investments                                                        (9,370)
Net unrealized depreciation
   on investments                                                        (6,523)
                                                                       --------
TOTAL NET ASSETS -- 100.0%                                             $242,519
                                                                       ========
NET ASSET VALUE, OFFERING AND
   REDEMPTION PRICE PER SHARE                                             $9.13
                                                                       ========

(A) VARIABLE RATE SECURITY. THE RATE REPORTED ON THE STATEMENT OF NET ASSETS IS THE RATE IN EFFECT AS OF MAY 31, 2000.

(B) ZERO COUPON SECURITY. THE RATE REPORTED ON THE STATEMENT OF NET ASSETS IS THE EFFECTIVE YIELD AS OF MAY 31, 2000.

(C) TRI-PARTY REPURCHASE AGREEMENT

LTD.--LIMITED MTN--MEDIUM TERM NOTE

REMIC--REAL ESTATE MORTGAGE INVESTMENT CONDUIT

STRIPS--SEPARATELY TRADED REGISTERED INTEREST AND PRINCIPAL SECURITIES



    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

AS OF MAY 31, 2000
STATEMENT OF NET ASSETS
================================================================================

BOSTON 1784 TAX-EXEMPT MEDIUM-TERM INCOME FUND
--------------------------------------------------------------------------------
DESCRIPTION                                               PAR (000)  VALUE (000)
--------------------------------------------------------------------------------
MUNICIPAL BONDS -- 94.1%
  ALASKA -- 1.7%
   Anchorage GO, FGIC
       6.000%, 10/01/04                                     $5,050       $ 5,214
                                                                         -------
  CALIFORNIA -- 3.2%
   California State GO
       5.500%, 02/01/10                                      1,500         1,547
   California State GO, FGIC
       5.250%, 10/01/10                                      2,000         2,025
   California State Housing Finance
      Agency RB, Home Mortgage,
      Series K, MBIA
       5.950%, 08/01/10                                      1,830         1,855
   Los Angeles County, Metropolitan
      Transportation Authority RB,
      Series A,  AMBAC
       5.700%, 07/01/12                                      1,135         1,165
   Newport Beach RB, Hoag
      Memorial Hospital Project,
      Series C (A)
       4.250%, 06/01/00                                      3,000         3,000
                                                                         -------
                                                                           9,592
                                                                         -------
  COLORADO -- 1.1%
   Colorado State Department of
      Transportation RB,  AMBAC
       6.000%, 06/15/12                                      1,250         1,306
   Denver, Multi-Family Housing
      Authority RB, Section 8,
      Series A, HUD
       5.350%, 10/01/12                                      2,000         1,882
                                                                         -------
                                                                           3,188
                                                                         -------
  CONNECTICUT -- 2.0%
   Connecticut State Resource
      Recovery Authority RB,
      Bridgeport Resco Project, MBIA
       5.125%, 01/01/09                                      1,000           981
   Connecticut State Resource
      Recovery Authority RB,
      Connecticut Systems Project,
      Series A, MBIA GOA
       6.250%, 11/15/06                                      2,000         2,107


--------------------------------------------------------------------------------
DESCRIPTION                                               PAR (000)  VALUE (000)
--------------------------------------------------------------------------------
   Connecticut State Special Tax
      Obligation Authority RB,
      Transportation Infrastructure,
      Series B, MBIA
       5.500%, 10/01/12                                     $2,750       $ 2,747
                                                                         -------
                                                                           5,835
                                                                         -------
  DISTRICT OF COLUMBIA -- 3.9%
   District of Columbia GO,
      Series A, FSA
       5.875%, 06/01/05                                      2,000         2,050
   District of Columbia GO,
      Series A, MBIA
       5.000%, 06/01/15                                      2,500         2,247
   District of Columbia GO,
      Series B, FSA
       5.500%, 06/01/10                                      2,000         1,992
   District of Columbia RB,
      Georgetown University,
      Series A, MBIA
       5.950%, 04/01/14                                      1,000         1,017
   Washington Convention Center
      RB, Senior Lien, AMBAC
       5.250%, 10/01/14                                      4,500         4,224
                                                                         -------
                                                                          11,530
                                                                         -------
  FLORIDA -- 2.0%
   Florida State Board of
      Education GO, Series E
       5.700%, 06/01/14                                      2,000         2,005
   Florida State Department of
      Environmental Protection RB,
      Series A, FGIC
       5.750%, 07/01/08                                      2,900         2,983
   Village Center Community,
      Developmental District Authority
      RB, Series B, MBIA
       5.250%, 10/01/15                                      1,000           939
                                                                         -------
                                                                           5,927
                                                                         -------
  GEORGIA -- 3.8%
   Georgia State GO, Series B
       5.750%, 08/01/08                                      1,000         1,032
   Georgia State GO, Series D
       5.800%, 11/01/10                                      3,000         3,109
       5.800%, 11/01/12                                      4,000         4,130

                                                               BOSTON 1784 FUNDS
================================================================================

--------------------------------------------------------------------------------
DESCRIPTION                                               PAR (000)  VALUE (000)
--------------------------------------------------------------------------------
  GEORGIA -- (CONTINUED)
   Georgia State Municipal Electric
      Authority RB, Project 1,
      Sub-Series A, MBIA
     5.125%, 01/01/12                                      $3,000        $ 2,899
                                                                         -------
                                                                          11,170
                                                                         -------
HAWAII -- 0.2%
 Hawaii State GO, Series CR, MBIA
     5.250%, 04/01/12                                         500            480
                                                                         -------
ILLINOIS -- 1.5%
 Chicago, O'Hare International
    Airport RB, Passenger Facilities
    Charge, Series A, AMBAC
     5.625%, 01/01/12                                       2,000          1,997
 Illinois State GO
     5.000%, 04/01/12                                       2,750          2,571
                                                                         -------
                                                                           4,568
                                                                         -------
MAINE -- 2.5%
 Maine Municipal Bond Bank RB,
    Series A, FSA
     5.250%, 11/01/08                                       1,705          1,692
 Maine Municipal Bond Bank RB,
    Series C, FSA
     5.150%, 11/01/13                                       1,250          1,172
 Maine State Health & Higher
    Educational Facilities Authority
    RB, Series A, MBIA
     4.750%, 07/01/13                                       1,500          1,337
 Maine State Housing Authority
    RB, Series C-1
     5.700%, 11/15/15                                       2,000          1,957
 Maine State Housing Authority
    RB, Series F-1
     5.125%, 11/15/15                                       1,300          1,191
                                                                         -------
                                                                           7,349
                                                                         -------
MARYLAND -- 1.3%
 Maryland State & Local Facilities
    GO, 1st Series
     5.000%, 03/01/10                                       1,500          1,459


--------------------------------------------------------------------------------
DESCRIPTION                                               PAR (000)  VALUE (000)
--------------------------------------------------------------------------------
 Maryland State & Local Facilities
    GO, 2nd Series
     5.000%, 07/15/10                                       $1,100       $ 1,061
 Maryland State Community
    Development Administration
    Department RB, Residential
    Project, Series B,  AMT
     5.550%, 09/01/25                                        1,250         1,239
                                                                          ------
                                                                           3,759
                                                                          ------
MASSACHUSETTS -- 10.4%
 Holyoke GO, Series A, FSA
     5.600%, 06/15/10                                        1,365         1,387
 Massachusetts Bay Transportation
    Authority RB, General
    Transportation Systems,
    Series A, MBIA GOA
     5.500%, 03/01/12                                        1,290         1,290
 Massachusetts Bay Transportation
    Authority RB, General
    Transportation Systems,
    Series C, GOA
     5.500%, 03/01/08                                        1,000         1,011
 Massachusetts State GO,
    Consolidated Loan,
    Series B, FGIC
     5.500%, 06/01/11                                        2,000         2,002
     5.125%, 06/01/12                                        3,000         2,846
 Massachusetts State GO,
    Consolidated Loan,
    Series C,  AMBAC
     5.000%, 08/01/14                                        2,500         2,281
 Massachusetts State GO,
    Consolidated Loan,
    Series D,  AMBAC
     4.500%, 11/01/15                                        1,000           860
 Massachusetts State GO,
    Series A
     5.000%, 11/01/13                                        1,200         1,119
 Massachusetts State Health &
    Educational Facilities Authority
    RB, Dana Farber Cancer
    Project, Series G-1
     6.250%, 12/01/08                                        1,000         1,012

AS OF MAY 31, 2000
STATEMENT OF NET ASSETS
================================================================================

BOSTON 1784 TAX-EXEMPT MEDIUM-TERM INCOME FUND  (CONTINUED)
--------------------------------------------------------------------------------
DESCRIPTION                                               PAR (000)  VALUE (000)
--------------------------------------------------------------------------------
  MASSACHUSETTS -- (CONTINUED)
   Massachusetts State Health &
      Educational Facilities Authority
      RB, Eye & Ear Infirmary,
      Series B,  ACA
       5.250%, 07/01/11                                     $1,000       $   947
   Massachusetts State Health &
      Educational Facilities Authority
      RB, Harvard Pilgrim Health,
      Series A, FSA
       5.250%, 07/01/13                                      2,215         1,963
   Massachusetts State Health &
      Educational Facilities Authority
      RB, Suffolk University Project,
      Series C, CONLEE GOI
       5.850%, 07/01/16                                      1,000         1,000
   Massachusetts State Housing
      Finance Agency RB, Multi-Family
      Housing Project, Series A, MBIA
       5.600%, 07/01/07                                        475           477
       5.700%, 07/01/08                                        475           479
   Massachusetts State Industrial
      Finance Agency RB, Assumption
      College Issue, CONLEE GOI
       5.875%, 07/01/11                                      1,090         1,117
   Massachusetts State Industrial
      Finance Agency RB, Ogden
      Haverhill Project, Series A, AMT
       5.150%, 12/01/07                                      1,250         1,167
   Massachusetts State Industrial
      Finance Agency RB, Ogden
      Project, Series A
       4.950%, 12/01/06                                      1,710         1,599
   Massachusetts State Industrial
      Finance Agency RB, Refusetech
      Project, Series A
       6.150%, 07/01/02                                      1,595         1,609
       6.300%, 07/01/05                                      3,220         3,260
   Massachusetts State Municipal
      Wholesale Electric Company
      RB,  AMBAC
       5.150%, 07/01/16                                      2,000         1,830
   Massachusetts State Turnpike
      Authority RB, Metropolitan
      Highway System, Series A, MBIA
       5.000%, 01/01/12                                        250           233


--------------------------------------------------------------------------------
DESCRIPTION                                               PAR (000)  VALUE (000)
--------------------------------------------------------------------------------
   Massachusetts State Turnpike
      Authority RB, Metropolitan
      Highway System,
      Series C, MBIA (C)
       5.400%, 01/01/16                                   $ 1,000        $   394
   Massachusetts State Turnpike
      Authority RB, Metropolitan
      Highway System,
      Sub-Series B, MBIA
       5.250%, 01/01/17                                     1,000            919
                                                                         -------
                                                                          30,802
                                                                         -------
  MICHIGAN -- 2.0%
   Michigan State Building Authority
      RB, Facilities Program,
       Series I, MBIA
       4.750%, 10/15/13                                     3,250          2,917
   Michigan State House of
      Representatives COP, AMBAC
       5.250%, 08/15/14                                     3,220          3,123
                                                                         -------
                                                                           6,040
                                                                         -------
  MINNESOTA -- 1.7%
   Northern Minnesota State
      Municipal Power Agency RB,
      Electric System, FSA
       5.250%, 01/01/12                                     2,490          2,418
   Southern Minnesota State
      Municipal Power Agency RB,
      Power Utility, Series A, AMBAC
       5.000%, 01/01/13                                     2,715          2,511
                                                                         -------
                                                                           4,929
                                                                         -------
  MISSISSIPPI -- 0.7%
   Mississippi State Highway
      Authority RB, Four Lane
      Highway Project
       5.250%, 06/01/06                                     2,000          2,007
                                                                         -------
  MISSOURI -- 1.0%
   St. Charles County, Public Water
      Supply District No. 2 COP,
      Series A, MBIA
       5.500%, 12/01/14                                     3,000          2,940
                                                                         -------

                                                               BOSTON 1784 FUNDS

================================================================================

--------------------------------------------------------------------------------
DESCRIPTION                                               PAR (000)  VALUE (000)
--------------------------------------------------------------------------------
  NEBRASKA -- 1.3%
   Nebraska State, American Public
      Energy Agency RB, Public
      Gas Agency Project,
      Series A, AMBAC
       5.250%, 06/01/11                                     $4,000        $3,800
                                                                          ------
  NEVADA -- 1.1%
   Nevada State Capital Improvement
      & Cultural Affairs GO, Series A
       5.500%, 02/01/11                                      1,000           998
   Nevada State GO, Series A
       5.000%, 07/01/13                                      2,500         2,297
                                                                          ------
                                                                           3,295
                                                                          ------
  NEW HAMPSHIRE -- 1.7%
   New Hampshire Municipal Bond
      Bank GO, Series B, FSA
       5.250%, 08/15/11                                      3,115         3,053
   New Hampshire State Higher
      Education & Health Facilities
      Authority RB, Kendal At
      Hanover Project, LOC
       5.800%, 10/01/12                                      1,000           999
   New Hampshire State Housing
      Finance Authority RB,
      Single-Family Mortgage
      Project, Series B, FHA
       5.850%, 07/01/10                                        900           902
                                                                          ------
                                                                           4,954
                                                                          ------
  NEW JERSEY -- 1.0%
   New Jersey Transportation
      Trust Fund RB, Transportation
      System, Series A
       5.500%, 06/15/08                                      3,000         3,034
                                                                          ------
  NEW YORK -- 15.7%
   Long Island Power Authority RB,
      New York Electric System, FSA
       5.500%, 12/01/12                                      1,500         1,496
   Metropolitan Transportation
      Authority RB, Commuter
      Facilities, Series A, FGIC
       5.750%, 07/01/11                                      1,000         1,018


--------------------------------------------------------------------------------
DESCRIPTION                                               PAR (000)  VALUE (000)
--------------------------------------------------------------------------------
   Metropolitan Transportation
      Authority RB, Commuter
      Facilities, Series A, FSA
       5.500%, 07/01/15                                     $1,530        $1,486
   Metropolitan Transportation
      Authority RB, Series C, FSA
       5.125%, 07/01/13                                      5,000         4,700
   Metropolitan Transportation
      Authority RB, Transportation
      Service Contract, Series R
       5.500%, 07/01/14                                      1,740         1,673
   New York City GO, Series A
       5.250%, 08/01/06                                      5,000         4,963
   New York City GO, Series C
       5.250%, 08/15/11                                      2,080         1,981
       5.000%, 08/15/14                                      1,000           899
   New York City GO, Series D
       6.000%, 02/15/09                                      1,000         1,028
       6.000%, 02/15/12                                        600           610
   New York City GO, Series F
       5.250%, 08/01/14                                      3,000         2,783
   New York City GO, Series G
       5.000%, 08/01/14                                      4,000         3,595
   New York City, Water & Sewer
      Authority RB, Series C, FGIC (A)
       3.441%, 06/01/00                                      2,000         2,000
   New York State Dormitory
      Authority RB, Court
      Facilities Lease, Series A
       5.500%, 05/15/10                                      1,000           994
   New York State Dormitory
      Authority RB, Mental Health
      Services Facilities Improvement,
      Series D, MBIA
       5.000%, 08/15/14                                      1,000           911
   New York State GO, Series A
       5.000%, 03/15/14                                      2,000         1,820
   New York State GO,
      Series C,  AMBAC
       5.375%, 10/01/11                                      3,000         2,974
   New York State Housing Finance
      Agency RB, Housing Mortgage
      Project, Series A, FSA
       5.800%, 11/01/09                                      1,720         1,737

AS OF MAY 31, 2000
STATEMENT OF NET ASSETS
================================================================================

BOSTON 1784 TAX-EXEMPT MEDIUM-TERM INCOME FUND  (CONTINUED)
--------------------------------------------------------------------------------
DESCRIPTION                                               PAR (000)  VALUE (000)
--------------------------------------------------------------------------------
  NEW YORK -- (CONTINUED)
   New York State Urban
      Development Authority RB,
      Correctional Capital
      Facilities, MBIA
       5.000%, 01/01/13                                     $1,500       $ 1,399
   New York State Urban
      Development Authority RB,
      Correctional Capital
      Facilities, Series A, FSA
       5.250%, 01/01/14                                      7,225         6,981
   New York State Urban
      Development Authority RB,
      Youth Facilities Project, MBIA
       5.700%, 04/01/14                                      1,505         1,507
                                                                         -------
                                                                          46,555
                                                                         -------
  NORTH CAROLINA -- 4.7%
   North Carolina State, Eastern
      Municipal Power Agency RB
       6.000%, 01/01/14                                      4,000         3,805
   North Carolina State, Eastern
      Municipal Power Agency RB,
      Series B, FGIC
       6.000%, 01/01/13                                      2,000         2,025
   North Carolina State, Eastern
      Municipal Power Agency RB,
      Series D
       5.875%, 01/01/14                                      1,035           960
       5.600%, 01/01/16                                      2,000         1,770
   North Carolina State, Eastern
      Municipal Power Agency RB,
      Series D,  ACA
       5.600%, 01/01/16                                      3,000         2,880
   North Carolina State, Public
      Improvement GO, Series A
       5.250%, 03/01/12                                      2,500         2,453
                                                                         -------
                                                                          13,893
                                                                         -------
  OHIO -- 2.6%
   Ohio State Higher Education
      Capital Facilities Authority GO,
      Series A
       5.120%, 02/01/09                                      2,495         2,464
   Ohio State Infrastructure GO,
       Series A
       5.750%, 02/01/11                                      2,280         2,346


--------------------------------------------------------------------------------
DESCRIPTION                                               PAR (000)  VALUE (000)
--------------------------------------------------------------------------------
   Ohio State Public Facilities
      Commission RB, Higher
      Education Capital Facilities,
      Series II-A
       5.000%, 05/01/08                                     $2,900       $ 2,842
                                                                         -------
                                                                           7,652
                                                                         -------
  OKLAHOMA -- 0.9%
   Oklahoma State Turnpike Authority
      RB, Series B, FGIC
       5.250%, 01/01/12                                      2,750         2,692
                                                                         -------
  OREGON -- 1.3%
   Port of Portland, Pollution
      Control Authority RB, Reynold
      Metals Project, LOC (A)
       3.900%, 06/01/00                                      4,000         4,000
                                                                         -------
  PENNSYLVANIA -- 4.1%
   Pennsylvania State GO,
      1st Series,  AMBAC
       5.125%, 03/15/12                                      2,000         1,928
   Pennsylvania State GO, 2nd Series
       5.250%, 06/15/12                                      2,155         2,098
   Pennsylvania State Higher
      Education Facilities RB,
      University of Pennsylvania
      Health Services, Series A
       5.750%, 01/01/12                                      1,300         1,164
   Pennsylvania State Higher
      Education Facilities RB,
      University of Pennsylvania
      Health Services, Series A, MBIA
       5.250%, 01/01/13                                      2,000         1,908
   Pennsylvania State Housing
      Finance Agency RB, Single-Family
      Mortgages, Series 50A
       6.000%, 10/01/13                                      2,000         2,010
   Philadelphia, Water and
      Wastewater Authority RB,
      Registered Fixed Airs
      Project, FGIC
       5.650%, 06/15/12                                      3,000         3,034
                                                                         -------
                                                                          12,142
                                                                         -------

                                                               BOSTON 1784 FUNDS

================================================================================

--------------------------------------------------------------------------------
DESCRIPTION                                               PAR (000)  VALUE (000)
--------------------------------------------------------------------------------
  PUERTO RICO -- 2.5%
   Puerto Rico Commonwealth GO,
      Public Improvement, FSA
       5.250%, 07/01/10                                     $1,000        $1,005
       5.500%, 07/01/12                                      2,000         2,038
   Puerto Rico Electric Power
      Authority RB, Series FF, MBIA
       5.250%, 07/01/14                                      4,700         4,547
                                                                          ------
                                                                           7,590
                                                                          ------
  RHODE ISLAND -- 3.3%
   Providence, Public Building
      Authority RB, School &
      Public Facilities Project,
      Series A, AMBAC
       5.375%, 12/15/11                                      1,000           978
   Rhode Island Housing &
      Mortgage Finance Authority RB,
      Homeownership Opportunity,
      Series 33-B, AMT
       5.750%, 04/01/22                                      1,550         1,536
   Rhode Island State GO,
      Consolidated Capital
      Development Loan,
      Series A, FGIC
       5.500%, 09/01/15                                      2,740         2,665
   Rhode Island State Housing
      & Mortgage Finance Authority RB,
      Homeownership Opportunity,
      Series 15-B
       6.200%, 10/01/06                                      1,110         1,143
   Rhode Island State Housing &
      Mortgage Finance Authority RB,
      Homeownership Opportunity,
      Series 19-A
       5.700%, 04/01/15                                      2,500         2,438
   Rhode Island State Port Authority
      & Economic Development RB,
      Shepard Building Project,
      Series B,  AMBAC (B)
       6.750%, 06/01/15                                      1,015         1,090
                                                                          ------
                                                                           9,850
                                                                          ------


--------------------------------------------------------------------------------
DESCRIPTION                                               PAR (000)  VALUE (000)
--------------------------------------------------------------------------------
  SOUTH CAROLINA -- 1.6%
   South Carolina State GO, Highway
      System, Series A
       4.600%, 05/01/12                                     $4,000        $3,580
   South Carolina State Public
      Service Authority RB,
      Series B, FGIC
       5.875%, 01/01/14                                      1,150         1,167
                                                                          ------
                                                                           4,747
                                                                          ------
  TEXAS -- 0.8%
   Tarrant County, Health Facilities
      Authority RB, Harris Methodist
      Health System Project,
      Series A,  AMBAC
       5.125%, 09/01/12                                      2,700         2,545
                                                                          ------
  VIRGINIA -- 1.6%
   Richmond GO, FSA
       5.125%, 01/15/07                                      3,000         2,959
   Virginia State Housing
      Development Authority
      RB, Series H
       5.700%, 11/01/07                                      1,655         1,672
                                                                          ------
                                                                           4,631
                                                                          ------
  WASHINGTON -- 10.0%
   Grant County, Public Utility
      District Authority RB,
      Series G, MBIA
       5.250%, 01/01/14                                      2,400         2,256
   Seattle Municipal Light &
      Power Authority RB
       5.875%, 10/01/10                                      2,300         2,369
   Washington State Public
      Power Supply Systems RB,
      Nuclear Power Project No. 1,
      Series A
       5.000%, 07/01/11                                      1,000           920
       5.000%, 07/01/13                                      4,000         3,615
   Washington State Public
      Power Supply Systems RB,
      Nuclear Power Project No. 1,
      Series B
       5.125%, 07/01/14                                      3,000         2,730

AS OF MAY 31, 2000
STATEMENT OF NET ASSETS
================================================================================

BOSTON 1784 TAX-EXEMPT MEDIUM-TERM INCOME FUND  (CONCLUDED)
--------------------------------------------------------------------------------
DESCRIPTION                                             PAR (000)    VALUE (000)
--------------------------------------------------------------------------------
  WASHINGTON -- (CONTINUED)
   Washington State Public
      Power Supply Systems RB,
      Nuclear Power Project No. 2,
      Series A, FSA
       5.125%, 07/01/11                                  $1,000        $    940
   Washington State Public
      Power Supply Systems RB,
      Nuclear Power Project No. 3,
      Series A (C)
       5.050%, 07/01/13                                   2,000             918
   Washington State Public
      Power Supply Systems RB,
      Nuclear Power Project No. 3,
      Series A, FSA
       5.100%, 07/01/10                                   2,500           2,378
   Washington State Public
      Power Supply Systems RB,
      Registered Aces & Inverse, FSA
       5.400%, 07/01/12                                   7,800           7,478
   Washington State Public
      Power Supply Systems RB,
      Series B, FSA
       5.125%, 07/01/13                                   5,000           4,706
   Washington State RB, Convention
      & Trade Center COP, MBIA
       5.000%, 07/01/10                                   1,500           1,425
                                                                       --------
                                                                         29,735
                                                                       --------
  WEST VIRGINIA -- 0.2%
   West Virginia State GO
      5.250%, 06/01/11                                      750             736
                                                                       --------
  WISCONSIN -- 0.7%
   Wisconsin State Transit RB,
      Series B, FGIC
      5.250%, 07/01/11                                    2,020           1,972
                                                                       --------
TOTAL MUNICIPAL BONDS
   (Cost $287,631)                                                      279,153
                                                                       --------


-------------------------------------------------------------------------------
DESCRIPTION                                            SHARES       VALUE (000)
-------------------------------------------------------------------------------
CASH EQUIVALENT -- 4.7%
   Federated Tax-Free Money
      Market Fund (A)
      4.080%                                         13,885,813         $13,886
                                                                       --------
TOTAL CASH EQUIVALENT
   (Cost $13,886)                                                        13,886
                                                                       --------
TOTAL INVESTMENTS -- 98.8%
   (Cost $301,517)                                                      293,039
                                                                       --------
OTHER ASSETS AND LIABILITIES,
   NET -- 1.2%                                                            3,672
                                                                       --------

NET ASSETS:
Capital Shares (unlimited authorization --
   no par value) based on 30,922,589
   outstanding shares of beneficial interest                            311,517
Distributions in excess of net
   investment income                                                        (19)
Accumulated net realized loss
   on investments                                                        (6,309)
Net unrealized depreciation
   on investments                                                       (8,478)
                                                                       --------
TOTAL NET ASSETS -- 100.0%                                             $296,711
                                                                       ========
NET ASSET VALUE, OFFERING AND
   REDEMPTION PRICE PER SHARE                                             $9.60
                                                                       ========

                                                               BOSTON 1784 FUNDS

================================================================================

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
(A) VARIABLE RATE SECURITY. THE RATE REPORTED ON THE STATEMENT OF NET ASSETS IS THE RATE IN EFFECT AS OF MAY 31, 2000.

(B) PRE-REFUNDED SECURITY. THE PRE-REFUNDED DATE IS SHOWN AS THE MATURITY DATE ON THE STATEMENT OF NET ASSETS.

(C) ZERO COUPON SECURITY. THE RATE REPORTED ON THE STATEMENT OF NET ASSETS IS THE EFFECTIVE YIELD AS OF MAY 31, 2000.

AMT--ALTERNATIVE MINIMUM TAX

COP--CERTIFICATE OF PARTICIPATION

GO--GENERAL OBLIGATION

HUD--DEPARTMENT OF HOUSING & URBAN DEVELOPMENT

LOC--SECURITIES ARE HELD IN CONNECTION WITH A LETTER OF CREDIT ISSUED BY A MAJOR
     COMMERCIAL BANK OR OTHER FINANCIAL INSTITUTION.

RB--REVENUE BOND

THE FOLLOWING ORGANIZATIONS HAVE PROVIDED UNDERLYING CREDIT SUPPORT FOR THE
    SECURITIES AS SET FORTH IN THE STATEMENT OF NET ASSETS:

ACA--AMERICAN CAPITAL ACCESS

AMBAC--AMERICAN MUNICIPAL BOND ASSURANCE CORPORATION

CONLEE--COLLEGE CONSTRUCTION LOAN INSURANCE

FGIC--FINANCIAL GUARANTY INSURANCE CORPORATION

FHA--FEDERAL HOUSING ADMINISTRATION

FSA--FINANCIAL SECURITY ASSURANCE

GOA--GENERAL OBLIGATION OF AUTHORITY

GOI--GENERAL OBLIGATION OF INSTITUTION

MBIA--MUNICIPAL BOND INSURANCE ASSOCIATION




    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

AS OF MAY 31, 2000
STATEMENT OF NET ASSETS
================================================================================

BOSTON 1784 CONNECTICUT TAX-EXEMPT INCOME FUND
--------------------------------------------------------------------------------
DESCRIPTION                                               PAR (000)  VALUE (000)
--------------------------------------------------------------------------------
MUNICIPAL BONDS -- 95.1%
  CONNECTICUT -- 78.7%
   Bridgeport GO, Series A, AMBAC
       6.500%, 09/01/08                                     $1,435        $1,552
       5.450%, 03/01/11                                      1,550         1,552
   Bristol, Resource Recovery RB,
      Ogden Martin System Project
       6.500%, 07/01/14                                      3,000         3,056
   Connecticut State GO, Series A
       5.250%, 06/15/10                                      2,025         2,007
       5.250%, 03/15/13                                      3,000         2,914
       5.250%, 03/15/14                                      2,500         2,419
       5.125%, 03/15/15                                      3,895         3,647
   Connecticut State GO,
       Series B (B)
       5.250%, 03/15/08                                      2,500         2,419
   Connecticut State GO,
      Series C
       5.800%, 08/15/08                                      1,500         1,541
   Connecticut State GO,
      Series D
       5.125%, 12/15/13                                      4,790         4,545
       5.250%, 12/15/15                                        500           476
   Connecticut State Health &
      Education Facilities Authority
      RB, Bridgeport Hospital,
      Series C, CONLEE
       5.250%, 07/01/15                                      1,615         1,528
   Connecticut State Health &
      Education Facilities Authority
      RB, Greenwich Hospital,
      Series A, MBIA
       5.750%, 07/01/16                                      2,000         2,010
   Connecticut State Health &
      Education Facilities Authority
      RB, Hospital For Special Care,
      Series B,  ACA
       5.375%, 07/01/17                                      2,500         2,231
   Connecticut State Health &
      Education Facilities Authority
      RB, Hospital of Saint Raphael,
      Series H,  AMBAC
       5.300%, 07/01/10                                      2,740         2,706


--------------------------------------------------------------------------------
DESCRIPTION                                               PAR (000)  VALUE (000)
--------------------------------------------------------------------------------
   Connecticut State Health &
      Education Facilities Authority
      RB, Masonicare, Series A,  AMBAC
       5.200%, 07/01/14                                     $2,840        $2,652
       5.000%, 07/01/17                                      1,000           886
   Connecticut State Health &
      Education Facilities Authority
      RB, New Britain Hospital,
      Series B,  AMBAC GOI
       6.000%, 07/01/09                                      1,000         1,040
   Connecticut State Health &
      Education Facilities Authority
      RB, New Horizons Village
      Project,  AMBAC
       7.050%, 11/01/09                                      1,000         1,094
   Connecticut State Health &
      Education Facilities Authority
      RB, Newington Children's
      Hospital, Series A, MBIA
       5.850%, 07/01/07                                      1,110         1,143
   Connecticut State Health &
      Education Facilities Authority
      RB, Sacred Heart University
      Project, Series E
       4.650%, 07/01/11                                      1,390         1,234
       4.900%, 07/01/13                                      3,400         3,026
   Connecticut State Health &
      Education Facilities Authority
      RB, Sharon Health Care
      Project,  AMBAC
       6.000%, 11/01/09                                      1,000         1,041
   Connecticut State Health &
      Education Facilities Authority
      RB, Stamford Hospital,
      Series F, MBIA
       5.400%, 07/01/09                                      2,000         1,995
   Connecticut State Health &
      Education Facilities Authority
      RB, Yale-New Haven Hospital,
      Series H, MBIA
       5.625%, 07/01/16                                      1,000           980

                                                               BOSTON 1784 FUNDS

================================================================================

--------------------------------------------------------------------------------
DESCRIPTION                                               PAR (000)  VALUE (000)
--------------------------------------------------------------------------------
  CONNECTICUT -- (CONTINUED)
   Connecticut State Higher
      Education RB, Family Education
      Loan Program, Series A,  AMT
       7.000%, 11/15/05                                      $1,030       $1,049
   Connecticut State Housing &
      Finance Authority RB, Mortgage
      Finance Authority, Series E, GOA
       6.200%, 05/15/14                                         430          434
   Connecticut State Housing &
      Finance Authority RB, Mortgage
      Finance Program, Series A, GOA
       5.950%, 05/15/11                                       3,215        3,251
       6.200%, 05/15/14                                       1,350        1,365
   Connecticut State Housing &
      Finance Authority RB, Mortgage
      Finance Program, Series B
       6.000%, 11/15/15                                       2,000        2,010
   Connecticut State Housing &
      Finance Authority RB, Mortgage
      Finance Program,
      Series C-1, GOA
       6.000%, 11/15/10                                       1,010        1,021
   Connecticut State Housing &
      Finance Authority RB, Mortgage
      Finance Program, Sub-
      Series B1, GOA
       6.000%, 05/15/08                                         230          235
   Connecticut State Housing &
      Finance Authority RB, Mortgage
      Finance Program,
      Sub-Series E-1, GOA
       5.900%, 05/15/15                                       4,200        4,200
   Connecticut State Housing &
      Finance Authority RB,
      Sub-Series A-3, GOA
       5.950%, 05/15/17                                       1,000        1,001
   Connecticut State Resource
      Recovery Authority RB,
      American Fuel Company,
      Series A,  AMT, MBIA
       5.125%, 11/15/14                                       7,125        6,582
   Connecticut State Resource
      Recovery Authority RB,
      Bridgeport Resco Project, MBIA
       5.125%, 01/01/09                                       3,000        2,944


--------------------------------------------------------------------------------
DESCRIPTION                                               PAR (000)  VALUE (000)
--------------------------------------------------------------------------------
   Connecticut State Resource
      Recovery Authority RB,
      Connecticut Systems Project,
      Series A, MBIA GOA
       6.250%, 11/15/06                                      $2,275       $2,397
   Connecticut State Resource
      Recovery Authority RB,
      Mid-Connecticut System
      Project, Series A, MBIA GOA
       5.375%, 11/15/10                                       2,000        1,990
       5.500%, 11/15/11                                       6,000        5,985
   Connecticut State Resource
      Recovery Authority RB,
      Series A, MBIA GOA
       6.250%, 11/15/05                                       4,750        4,982
   Connecticut State Special Tax
      RB, Series A,  AMBAC
       5.250%, 01/01/11                                       1,000          979
   Connecticut State Special Tax
      RB, Transportation Infrastructure,
      Series A, FGIC
       5.700%, 06/01/12                                       1,160        1,177
       5.600%, 06/01/13                                       1,000        1,000
       5.250%, 10/01/14                                       2,100        1,995
   Connecticut State Special Tax
      RB, Transportation Infrastructure,
      Series B, FGIC (B)
       5.500%, 10/01/04                                       3,920        4,023
   Connecticut State Transportation
      Infrastructure RB, Series B, FSA
       5.250%, 11/01/15                                       1,000          946
   Connecticut State Water RB
       5.250%, 07/15/11                                       1,000          988
   Connecticut State, Higher
      Education RB, Family
      Education Loan Program,
      Series A,  AMT,  AMBAC
       5.625%, 11/15/11                                       1,215        1,218
   Connecticut State, Special Tax
      Obligation Authority RB,
      Transportation Infrastructure,
      Series B, MBIA
       5.400%, 10/01/10                                       2,000        2,005

AS OF MAY 31, 2000
STATEMENT OF NET ASSETS
================================================================================

BOSTON 1784 CONNECTICUT TAX-EXEMPT INCOME FUND (CONCLUDED)
--------------------------------------------------------------------------------
DESCRIPTION                                            PAR (000)     VALUE (000)
--------------------------------------------------------------------------------
  CONNECTICUT -- (CONTINUED)
   Eastern Connecticut Resource
      Recovery Authority RB,
      Wheelabrator Libson Project,
      Series A,  AMT
       5.500%, 01/01/14                                  $2,775         $  2,369
   Hartford GO, FGIC
       5.700%, 10/01/12                                     500              509
       5.750%, 10/01/13                                   1,000            1,016
       4.700%, 01/15/15                                   1,340            1,183
   New Haven GO, Series A, FGIC
       4.700%, 02/01/15                                   1,875            1,652
   South Central Connecticut
      Regional Water Authority RB,
      Series A, MBIA
       6.000%, 08/01/09                                     985            1,021
       6.000%, 08/01/10                                   1,045            1,082
   University of Connecticut RB,
      Series A, MBIA
       5.250%, 04/01/14                                   1,000              955
   Waterbury, Connecticut
      Unlimited Tax GO
       4.800%, 02/15/12                                   1,400            1,271
       4.900%, 02/15/13                                   1,470            1,332
       5.000%, 02/15/14                                   1,395            1,270
                                                                        --------
                                                                         117,131
                                                                        --------
  PUERTO RICO -- 16.4%
   Puerto Rico Commonwealth GO,
       Public Improvement (C)
       5.230%, 07/01/14                                   4,500            1,974
   Puerto Rico Commonwealth
      GO, Public Improvement, FSA
       5.250%, 07/01/10                                   1,250            1,256
   Puerto Rico Commonwealth
      Highway & Transportation
      Infrastructure RB, MBIA
       5.250%, 07/01/14                                   2,615            2,530
   Puerto Rico Electric Power
      Authority RB, Series DD, FSA
       5.250%, 07/01/14                                   3,500            3,386
   Puerto Rico Electric Power
      Authority RB, Series FF, MBIA
       5.250%, 07/01/14                                   3,650            3,531
   Puerto Rico Electric Power
      Authority RB, Series Z
       5.500%, 07/01/14                                   1,000              976


--------------------------------------------------------------------------------
DESCRIPTION                                        SHARES/PAR (000)  VALUE (000)
--------------------------------------------------------------------------------
   Puerto Rico Highway &
      Transportation RB, Series X
       5.300%, 07/01/04                                  $  700         $    702
   Puerto Rico Industrial, Tourist,
      Educational, Medical, &
      Environmental Control
      Facilities RB, International
      American University,
      Series A, MBIA
       5.250%, 10/01/12                                     725              705
       5.375%, 10/01/13                                     975              954
       5.500%, 10/01/14                                     650              639
   Puerto Rico Infrastructure
      Financing Authority RB,
      Series A,  AMBAC
       5.250%, 07/01/10                                   2,500            2,509
   Puerto Rico Municipal Finance
      Agency GO, Series A, FSA
       5.750%, 08/01/12                                   1,500            1,543
   Puerto Rico Municipal Finance
      Agency RB, Series A, FSA (B)
       6.000%, 07/01/04                                   2,650            2,786
   Puerto Rico Public Buildings
      Authority RB, Government
      Facilities, Series B, MBIA
      5.000%, 07/01/11                                    1,000              969
                                                                        --------
                                                                          24,460
                                                                        --------
TOTAL MUNICIPAL BONDS
   (Cost $146,243)                                                       141,591
                                                                        --------

CASH EQUIVALENT -- 4.1%
   Federated Tax-Free Money
      Market Fund (A)
      4.080%                                          6,113,063            6,113
                                                                        --------
TOTAL CASH EQUIVALENT
   (Cost $6,113)                                                           6,113
                                                                        --------
TOTAL INVESTMENTS -- 99.2%
   (Cost $152,356)                                                       147,704
                                                                        --------
OTHER ASSETS AND LIABILITIES,
   NET -- 0.8%                                                             1,198
                                                                        --------

                                                               BOSTON 1784 FUNDS
================================================================================

--------------------------------------------------------------------------------
DESCRIPTION                                                          VALUE (000)
--------------------------------------------------------------------------------
NET ASSETS:
Capital Shares (unlimited authorization --
   no par value) based on 14,889,621
   outstanding shares of beneficial interest                           $155,509
Accumulated net realized loss
   on investments                                                        (1,955)
Net unrealized depreciation
   on investments                                                        (4,652)
                                                                       --------
TOTAL NET ASSETS -- 100.0%                                             $148,902
                                                                       ========
NET ASSET VALUE, OFFERING AND
   REDEMPTION PRICE PER SHARE                                            $10.00
                                                                       ========

(A) VARIABLE RATE SECURITY. THE RATE REPORTED ON THE STATEMENT OF NET ASSETS IS THE RATE IN EFFECT AS OF MAY 31, 2000.

(B) PRE-REFUNDED SECURITY. THE PRE-REFUNDED DATE IS SHOWN AS THE MATURITY DATE ON THE STATEMENT OF NET ASSETS.

(C) ZERO COUPON SECURITY. THE RATE REPORTED ON THE STATEMENT OF NET ASSETS IS THE EFFECTIVE YIELD AS OF MAY 31, 2000.

AMT--ALTERNATIVE MINIMUM TAX

GO--GENERAL OBLIGATION

RB--REVENUE BOND

THE FOLLOWING ORGANIZATIONS HAVE PROVIDED UNDERLYING CREDIT SUPPORT FOR THE SECURITIES AS SET FORTH IN THE STATEMENT OF NET ASSETS:

ACA--AMERICAN CAPITAL ACCESS

AMBAC--AMERICAN MUNICIPAL BOND ASSURANCE CORPORATION

CONLEE--COLLEGE CONSTRUCTION LOAN INSURANCE

FGIC--FINANCIAL GUARANTY INSURANCE CORPORATION

FSA--FINANCIAL SECURITY ASSURANCE

GOA--GENERAL OBLIGATION OF AUTHORITY

GOI--GENERAL OBLIGATION OF INSTITUTION

MBIA--MUNICIPAL BOND INSURANCE ASSOCIATION



    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

AS OF MAY 31, 2000
STATEMENT OF NET ASSETS
================================================================================

BOSTON 1784 FLORIDA TAX-EXEMPT INCOME FUND
--------------------------------------------------------------------------------
DESCRIPTION                                               PAR (000)  VALUE (000)
--------------------------------------------------------------------------------
MUNICIPAL BONDS -- 94.3%
  FLORIDA -- 91.0%
   Brevard County, Housing &
      Finance Authority RB,
      Series B, FSA
       7.000%, 03/01/13                                      $  155       $  159
   Cape Coral, Special Obligation
      Authority RB, Water
      Improvement, FSA
       6.375%, 06/01/09                                       1,000        1,042
   Dade County,  Aviation Authority
      RB, Series A,  AMT, MBIA
       5.750%, 10/01/15                                       1,000          994
   Dade County, Housing & Finance
      Authority RB, Series D, FSA
       6.950%, 12/15/12                                         255          261
   Dade County, School Board COP,
      Series A, MBIA (B)
       5.750%, 05/01/04                                       2,140        2,212
   Dade County, School Board COP,
      Series B,  AMBAC (B)
       5.700%, 08/01/06                                       1,000        1,037
       5.600%, 08/01/06                                       1,000        1,031
   Dade County, School District,
      GO, MBIA
       6.000%, 07/15/06                                       1,000        1,039
   Escambia County, Housing &
      Finance Authority RB,
      Series A,  AMT, FHA
       7.300%, 10/01/17                                         230          235
   Florida State Board of Education
      Capital Outlay GO, Public
      Education, Series A
       5.500%, 06/01/15                                       2,500        2,447
   Florida State Board of Education
      Capital Outlay GO, Public
      Education, Series B, MBIA
       5.750%, 06/01/11                                       1,250        1,267
   Florida State Board of Education
      Capital Outlay GO, Series A
       5.750%, 01/01/13                                       1,000        1,005
   Florida State Bond Finance
      Department RB, Environmental
      Protection, Series 2000-A,  AMBAC
       5.700%, 07/01/09                                       2,000        2,030


--------------------------------------------------------------------------------
DESCRIPTION                                               PAR (000)  VALUE (000)
--------------------------------------------------------------------------------
   Florida State Bond Finance
      Department RB, Environmental
      Protection, Series 2000-A, MBIA
       5.500%, 07/01/12                                      $1,000       $  995
   Florida State Bond Finance
      Department RB, Environmental
      Protection, Series 2000-B, FSA
       5.500%, 07/01/08                                       2,000        2,025
   Florida State Educational Lottery
      RB, Series A, FGIC
       5.000%, 07/01/15                                       2,000        1,820
   Florida State Educational Lottery
      RB, Series C, FGIC
       5.000%, 07/01/13                                       1,500        1,386
   Florida State Gulf Breeze RB,
      Local Government Loan
      Program, FGIC
       5.000%, 12/01/14                                       2,000        1,827
   Florida State Housing &
      Finance Authority RB,
      Homeowner Mortgages,
      Series 1, MBIA
       5.050%, 07/01/12                                       1,855        1,732
   Florida State Turnpike
      Authority RB, FGIC
       5.250%, 07/01/11                                       2,000        1,957
   Florida State, Jacksonville
      Transportation Senior
      Lien GO (B)
       6.400%, 07/01/02                                       1,000        1,039
   Gainesville, Utilities System
      Authority RB, Series B
       5.500%, 10/01/13                                       2,000        1,975
   Hillsborough County,  Aviation
      Authority RB, Tampa
      International Airport,
      Series B,  AMBAC
       5.125%, 10/01/17                                       2,500        2,278
   Hillsborough County, Industrial
      Development Authority RB,
      Allegany Health Systems,
      MBIA (B)
       6.375%, 12/01/03                                       1,300        1,357

                                                               BOSTON 1784 FUNDS
================================================================================

--------------------------------------------------------------------------------
DESCRIPTION                                             PAR (000)    VALUE (000)
--------------------------------------------------------------------------------
  FLORIDA -- (CONTINUED)
   Hillsborough County, School
      Board COP, Master Lease
      Program,  AMBAC (B)
       5.625%, 07/01/05                                    $2,000        $ 2,080
   Hillsborough County, School
      Board COP, MBIA (B)
       5.900%, 07/01/04                                     2,000          2,095
   Indian Trace Community, Water
      Management RB, MBIA
       5.500%, 05/01/07                                     1,000          1,015
   Lee County, Water & Sewer RB,
      Series A,  AMBAC
       5.000%, 10/01/14                                     2,000          1,828
   Manatee County, School Board
      COP, MBIA
       4.950%, 07/01/14                                     1,000            909
   Miami-Dade County,  Aviation
      Authority RB, Series A,
      AMT, FGIC
       5.250%, 10/01/07                                     1,000            995
   Orlando, Water & Electric
      Utilities Commission RB,
      Series A
       5.250%, 10/01/14                                     1,000            954
   Palm Beach County, Criminal
      Justice Facilities RB, FGIC
       5.375%, 06/01/09                                     1,500          1,500
   Pinellas County, Sewer RB, FGIC
       5.000%, 10/01/13                                     1,990          1,838
   Reedy Creek, Improvements
      GO, Series A, MBIA
       5.750%, 06/01/14                                     2,500          2,513
   Sarasota County, Hospital
      Facilities RB, Sarasota
      Memorial Hospital Project,
      Series B, MBIA
       5.000%, 10/01/10                                     1,250          1,188
   Tampa Bay, Utility Systems RB,
      Series B, FGIC
       5.125%, 10/01/12                                     2,250          2,135


--------------------------------------------------------------------------------
DESCRIPTION                                        SHARES/PAR (000)  VALUE (000)
--------------------------------------------------------------------------------
   Tampa, Health Systems RB,
      Catholic Health,
      Series A-1, MBIA
       4.875%, 11/15/15                                    $1,000        $   894
   Tampa, Health Systems RB,
      Catholic Health,
      Series A-2,  AMBAC
       4.875%, 11/15/14                                     1,000            891
   Volusia County, Sales Tax RB,
      Subordinated Lien, MBIA
       5.000%, 10/01/16                                     1,830          1,647
                                                                         -------
                                                                          55,632
                                                                         -------
  PENNSYLVANIA -- 1.6%
   Delaware County, Industrial
      Development Authority RB,
      United Parcel Service Project (A)
       4.300%, 06/01/00                                     1,000          1,000
                                                                         -------
  PUERTO RICO -- 1.7%
   Puerto Rico Municipal Finance
      Agency GO, Series A, FSA
       5.500%, 08/01/09                                     1,000          1,024
                                                                         -------
TOTAL MUNICIPAL BONDS
   (Cost $60,128)                                                         57,656
                                                                         -------

CASH EQUIVALENT -- 2.8%
   Federated Tax-Free Money
      Market Fund (A)
      4.080%                                            1,734,338          1,734
                                                                         -------
TOTAL CASH EQUIVALENT
   (Cost $1,734)                                                           1,734
                                                                         -------
TOTAL INVESTMENTS -- 97.1%
   (Cost $61,862)                                                         59,390
                                                                         -------
OTHER ASSETS AND LIABILITIES,
   NET -- 2.9%                                                             1,764
                                                                         -------

AS OF MAY 31, 2000
STATEMENT OF NET ASSETS
================================================================================

BOSTON 1784 FLORIDA TAX-EXEMPT INCOME FUND  (CONCLUDED)
--------------------------------------------------------------------------------
DESCRIPTION                                                          VALUE (000)
--------------------------------------------------------------------------------
NET ASSETS:
Capital Shares (unlimited authorization --
   no par value) based on 6,432,941
   outstanding shares of beneficial interest                            $64,285
Accumulated net realized loss
   on investments                                                          (659)
Net unrealized depreciation on investments                               (2,472)
                                                                        -------
TOTAL NET ASSETS -- 100.0%                                              $61,154
                                                                        =======
NET ASSET VALUE, OFFERING AND
   REDEMPTION PRICE PER SHARE                                           $  9.51
                                                                        =======

(A) VARIABLE RATE SECURITY. THE RATE REPORTED ON THE STATEMENT OF NET ASSETS IS THE RATE IN EFFECT AS OF MAY 31, 2000.

(B) PRE-REFUNDED SECURITY. THE PRE-REFUNDED DATE IS SHOWN AS THE MATURITY DATE ON THE STATEMENT OF NET ASSETS.

AMT--ALTERNATIVE MINIMUM TAX

COP--CERTIFICATE OF PARTICIPATION

GO--GENERAL OBLIGATION

RB--REVENUE BOND

THE FOLLOWING ORGANIZATIONS HAVE PROVIDED UNDERLYING CREDIT SUPPORT FOR THE SECURITIES AS SET FORTH IN THE STATEMENT OF NET ASSETS:

AMBAC--AMERICAN MUNICIPAL BOND ASSURANCE CORPORATION

FGIC--FINANCIAL GUARANTY INSURANCE CORPORATION

FHA--FEDERAL HOUSING ADMINISTRATION

FSA--FINANCIAL SECURITY ASSURANCE

MBIA--MUNICIPAL BOND INSURANCE ASSOCIATION



    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

                                                               BOSTON 1784 FUNDS

AS OF MAY 31, 2000
STATEMENT OF NET ASSETS
================================================================================

BOSTON 1784 MASSACHUSETTS TAX-EXEMPT INCOME FUND
--------------------------------------------------------------------------------
DESCRIPTION                                               PAR (000)  VALUE (000)
--------------------------------------------------------------------------------
MUNICIPAL BONDS -- 94.9%
  MASSACHUSETTS -- 89.8%
   Barnstable GO
       5.000%, 03/15/12                                    $1,000         $  940
   Boston GO, Series A,  AMBAC
       5.650%, 02/01/09                                     1,500          1,521
   Boston, Water and Sewer
      Community RB, Series A, FGIC
       5.125%, 11/01/15                                     3,320          3,054
   Brockton GO, MBIA
       5.125%, 04/01/15                                     1,500          1,399
   Chelsea GO, School Loan
      Project,  AMBAC
       6.000%, 06/15/04                                       650            671
       5.700%, 06/15/06                                     1,000          1,027
   Gloucester GO, FGIC
       5.100%, 08/01/14                                     1,105          1,036
   Haverhill GO, FGIC
       5.300%, 06/15/12                                     1,500          1,477
   Holyoke GO, FSA
       5.200%, 08/01/17                                       690            637
   Holyoke GO, Series A, FSA
       5.600%, 06/15/11                                     1,000          1,012
   Lawrence GO,  AMBAC
       6.250%, 02/15/09                                     1,475          1,538
   Lowell GO,  AMBAC
       5.500%, 08/01/11                                     2,740          2,757
       5.500%, 08/01/12                                     1,720          1,722
   Lowell GO, FSA (B)
       6.625%, 04/01/15                                     1,000          1,060
   Lowell GO, Series A, FSA
       5.500%, 01/15/10                                     1,140          1,147
   Lynn, Water & Sewer
      Community RB,
      Series A, FSA
       5.000%, 12/01/14                                     1,375          1,256
   Malden GO,  AMBAC
       5.000%, 10/01/14                                     1,000            925
   Massachusetts Bay
      Transportation
      Authority RB, General
      Transportation Systems,
      Series A, GOA
       5.600%, 03/01/08                                     1,885          1,918


--------------------------------------------------------------------------------
DESCRIPTION                                               PAR (000)  VALUE (000)
--------------------------------------------------------------------------------
   Massachusetts Bay
      Transportation
      Authority RB, General
      Transportation Systems,
      Series A, GOA (B)
       5.625%, 03/01/26                                    $1,000         $1,029
   Massachusetts Bay
      Transportation
      Authority RB, General
      Transportation Systems,
      Series A, MBIA GOA
       5.000%, 03/01/18                                     3,000          2,640
   Massachusetts Bay
      Transportation
      Authority RB, General
      Transportation Systems,
      Series B, GOA (B)
       5.800%, 03/01/10                                     2,640          2,749
   Massachusetts Bay
      Transportation
      Authority RB,
      Series A, GOA (B)
       5.500%, 03/01/07                                       795            820
   Massachusetts Bay
      Transportation
      Authority RB,
      Series A, GOA
       5.500%, 03/01/07                                       705            715
   Massachusetts Bay
      Transportation
      Authority RB, Series A,
      MBIA GOA (B)
       5.750%, 03/01/18                                     2,615          2,723
   Massachusetts Bay
      Transportation
      Authority RB,
      Series B, GOA
       6.000%, 03/01/12                                     3,870          3,947
   Massachusetts State
      Developmental
      Finance Agency RB,
      Clark University Project
       5.250%, 07/01/16                                     1,445          1,275

AS OF MAY 31, 2000
STATEMENT OF NET ASSETS
================================================================================

BOSTON 1784 MASSACHUSETTS TAX-EXEMPT INCOME FUND (CONTINUED)
--------------------------------------------------------------------------------
DESCRIPTION                                               PAR (000)  VALUE (000)
--------------------------------------------------------------------------------
  MASSACHUSETTS -- (CONTINUED)
   Massachusetts State
      Developmental Finance
      Agency RB, Curry College
      Project, Series A,  ACA
       5.000%, 03/01/13                                     $1,640        $1,466
   Massachusetts State
      Developmental Finance
      Agency RB, Higher
      Education, Emerson College
      Project, Series A,  AMBAC
       5.000%, 01/01/12                                      1,455         1,355
   Massachusetts State Educational
      Financing Authority RB,
      Issue G, Series A,  AMT, MBIA
       5.125%, 12/01/14                                      1,000           905
   Massachusetts State Educational
      Loan Authority RB, Issue E,
      Series B,  AMT,  AMBAC
       6.000%, 01/01/12                                        335           338
       6.300%, 07/01/12                                        720           733
   Massachusetts State GO,
      Consolidated Loan, Series B
       5.250%, 05/01/12                                      1,000           961
       5.250%, 05/01/14                                      1,000           942
   Massachusetts State GO,
      Consolidated Loan, Series B (B)
       5.750%, 06/01/16                                      3,000         3,101
   Massachusetts State GO,
      Consolidated Loan,
      Series B, FGIC
       5.125%, 06/01/12                                      2,000         1,897
   Massachusetts State GO,
      Consolidated Loan,
      Series B, MBIA
       5.000%, 04/01/14                                      3,000         2,771
   Massachusetts State GO,
      Consolidated Loan, Series C
       5.250%, 08/01/14                                      5,000         4,706
       5.250%, 08/01/15                                      1,750         1,636
       5.000%, 08/01/17                                      2,000         1,777
   Massachusetts State GO,
      Consolidated Loan, Series D
       5.000%, 11/01/11                                      5,000         4,744
       5.000%, 11/01/14                                      2,000         1,845


--------------------------------------------------------------------------------
DESCRIPTION                                               PAR (000)  VALUE (000)
--------------------------------------------------------------------------------
   Massachusetts State GO, Series A
       5.500%, 02/01/11                                     $3,500        $3,500
       5.000%, 11/01/13                                      5,000         4,662
   Massachusetts State GO,
      Series A,  AMBAC
       5.750%, 08/01/09                                      2,000         2,060
   Massachusetts State GO, Series B
       5.500%, 11/01/07                                      1,000         1,015
       6.500%, 08/01/08                                      5,315         5,707
   Massachusetts State GO,
      Series B, MBIA
       5.400%, 11/01/07                                      2,000         2,020
   Massachusetts State Government
      Land Bank RB,Series B
       5.250%, 02/01/06                                      2,000         2,005
   Massachusetts State GAN, Series A
       5.250%, 12/15/11                                      4,000         3,890
   Massachusetts State Health &
      Educational Facilities Authority
      RB,  Amherst College Project,
      Series G, GOI
       5.250%, 11/01/15                                      1,125         1,060
   Massachusetts State Health &
      Educational Facilities Authority
      RB, Baystate Medical Center
      Project, Series D, FGIC
       6.000%, 07/01/15                                      2,000         2,010
   Massachusetts State Health &
      Educational Facilities Authority
      RB, Berklee College of Music
      Project, Series C, MBIA
       5.000%, 10/01/15                                        975           885
   Massachusetts State Health &
      Educational Facilities Authority
      RB, Boston Medical Center
      Project, Series A, MBIA
       5.250%, 07/01/15                                      2,500         2,312
       5.250%, 07/01/16                                      2,725         2,490
   Massachusetts State Health &
      Educational Facilities Authority
      RB, Brandeis University Project,
      Series I, MBIA
       5.250%, 10/01/12                                      1,900         1,819
       5.250%, 10/01/14                                      1,500         1,412

                                                               BOSTON 1784 FUNDS
================================================================================

--------------------------------------------------------------------------------
DESCRIPTION                                               PAR (000)  VALUE (000)
--------------------------------------------------------------------------------
  MASSACHUSETTS -- (CONTINUED)
   Massachusetts State Health &
      Educational Facilities Authority
      RB, Catholic Health East
      Project, Series B,  AMBAC
       5.000%, 11/15/18                                      $2,000    $   1,733
   Massachusetts State Health &
      Educational Facilities Authority
      RB, Dana Farber Cancer
      Project, Series G-1
       6.250%, 12/01/09                                       1,175        1,185
   Massachusetts State Health &
      Educational Facilities Authority
      RB, Eye & Ear Infirmary Project,
      Series B,  ACA
       5.250%, 07/01/09                                       1,500        1,423
   Massachusetts State Health &
      Educational Facilities Authority
      RB, Hallmark Health Systems,
      Series A, FSA GOI
       5.000%, 07/01/12                                       1,000          919
   Massachusetts State Health &
      Educational Facilities Authority
      RB, Harvard University Project,
      Series M, GOI
       5.750%, 12/01/11                                       1,000        1,015
   Massachusetts State Health &
      Educational Facilities Authority
      RB, Massachusetts General
      Hospital, Series G,  AMBAC
       5.375%, 07/01/11                                       2,000        1,960
   Massachusetts State Health &
      Educational Facilities Authority
      RB, Partners Health Care System,
      Series A, MBIA GOI
       5.250%, 07/01/15                                       2,500        2,322
       5.375%, 07/01/17                                       2,465        2,271
   Massachusetts State Health &
      Educational Facilities Authority
      RB, Partners Health Care System,
      Series B
       5.250%, 07/01/10                                       4,670        4,343
   Massachusetts State Health &
      Educational Facilities Authority
      RB, Simmons College,
      Series C, MBIA
       5.000%, 10/01/14                                       1,000          911


--------------------------------------------------------------------------------
DESCRIPTION                                               PAR (000)  VALUE (000)
--------------------------------------------------------------------------------
   Massachusetts State Health &
      Educational Facilities Authority
      RB, Smith College Project,
      Series D, GOI
       5.750%, 07/01/16                                      $2,000     $  1,990
   Massachusetts State Health &
      Educational Facilities Authority
      RB, UMass Memorial Issue,
      Series A,  AMBAC
       5.250%, 07/01/14                                       2,000        1,883
   Massachusetts State Housing
      Finance Agency RB, Multi-Family
      Housing, Series A, MBIA
       6.100%, 07/01/15                                       1,590        1,596
   Massachusetts State Housing
      Finance Agency RB, Rental
      Mortgage, Series C,  AMT,  AMBAC
       5.450%, 07/01/18                                       2,805        2,574
   Massachusetts State Housing
      Finance Agency RB, Residential
      Development Project,
      Series A, FNMA
       6.875%, 11/15/11                                       1,750        1,827
   Massachusetts State Housing
      Finance Agency RB,
      Series A,  AMBAC
       6.300%, 10/01/13                                       4,950        5,024
   Massachusetts State Housing
      Finance Agency RB,
      Series A, MBIA
       5.850%, 12/01/08                                       1,245        1,261
   Massachusetts State Industrial
      Finance Agency RB, Babson
      College Project, Series A
       5.375%, 10/01/17                                       1,000          896
   Massachusetts State Industrial
      Finance Agency RB, Ogden
      Haverhill Project, Series A,  AMT
       5.200%, 12/01/08                                       1,500        1,386
   Massachusetts State Industrial
      Finance Agency RB, Refusetech
      Project, Series A
       6.150%, 07/01/02                                         900          908
       6.300%, 07/01/05                                       1,000        1,013

AS OF MAY 31, 2000
STATEMENT OF NET ASSETS
================================================================================

BOSTON 1784 MASSACHUSETTS TAX-EXEMPT INCOME FUND  (CONTINUED)
--------------------------------------------------------------------------------
DESCRIPTION                                               PAR (000)  VALUE (000)
--------------------------------------------------------------------------------
  MASSACHUSETTS -- (CONTINUED)
   Massachusetts State Industrial
      Finance Agency RB, Worcester
      Polytechnical Institution,
      MBIA GOI
       5.125%, 09/01/17                                     $1,550        $1,424
   Massachusetts State Municipal
      Wholesale Electric Company
      RB, Series D, MBIA
       6.000%, 07/01/05                                      1,000         1,031
   Massachusetts State Port Authority
      RB, Series A,  AMT
       6.000%, 07/01/13                                      1,050         1,059
   Massachusetts State Port Authority
      RB, Series B,  AMT
       5.000%, 07/01/13                                      1,790         1,629
       5.250%, 07/01/14                                      1,385         1,283
   Massachusetts State Port Authority
      RB, Series E,  AMT
       5.250%, 07/01/13                                      1,000           936
   Massachusetts State GAN, Series A
       5.250%, 06/15/08                                      2,700         2,680
   Massachusetts State Special
      Obligation RB, Series A
       5.500%, 06/01/07                                      2,000         2,025
   Massachusetts State Special
      Obligation RB, Series A (B)
       5.750%, 06/01/11                                      2,780         2,863
       5.750%, 06/01/12                                        700           721
   Massachusetts State Turnpike
      Authority RB, Metropolitan
      Highway System, Series A, MBIA
       5.000%, 01/01/13                                      1,000           926
   Massachusetts State Water
      Pollution Abatement Trust RB,
      New Bedford Project,
      Series A (B)
       5.700%, 02/01/12                                      1,280         1,322
       5.700%, 02/01/15                                      2,835         2,927
   Massachusetts State Water
      Pollution Abatement Trust RB,
      Pooled Loan Program, Series 1
       5.600%, 08/01/13                                      2,090         2,090


--------------------------------------------------------------------------------
DESCRIPTION                                               PAR (000)  VALUE (000)
--------------------------------------------------------------------------------
   Massachusetts State Water
      Pollution Abatement Trust RB,
      Pooled Loan Program, Series 2
       6.125%, 02/01/07                                     $  730        $  769
   Massachusetts State Water
      Pollution Abatement Trust
      RB, Series A
       5.450%, 02/01/13                                        935           923
       5.250%, 08/01/14                                      1,000           948
   Massachusetts State Water
      Resource Authority RB, Series A,
      FGIC GOA (B)
       5.600%, 11/01/26                                      3,000         3,090
   Massachusetts State Water
      Resource Authority RB,
      Series B, GOA
       5.875%, 11/01/04                                      1,000         1,025
       6.000%, 11/01/05                                      2,000         2,063
   Massachusetts State Water
      Resource Authority RB,
      Series C, GOA
       6.000%, 12/01/11                                      2,000         2,085
   Massachusetts State Water
      Resource Authority RB,
      Series C, MBIA GOA (B)
       5.250%, 12/01/20                                      2,750         2,812
   Mendon Upton, Regional
      School District GO, FGIC
       5.500%, 06/01/15                                      1,405         1,382
   Nantucket GO (B)
       6.800%, 12/01/11                                      1,425         1,487
   Nantucket GO, MBIA
       5.250%, 07/15/10                                      2,250         2,233
   Palmer GO, MBIA
       5.500%, 10/01/10                                      1,500         1,509
   Peabody GO, Series A
       5.000%, 08/01/13                                        310           288
       5.000%, 08/01/14                                        510           470
   Plymouth County, Partners
      Correctional Facility
      COP,  AMBAC
       5.125%, 10/01/13                                      2,165         2,016
   Springfield GO, Municipal
      Purpose Loan,  AMBAC
       5.300%, 08/01/11                                      1,000           993
       5.300%, 08/01/13                                      1,000           979

                                                               BOSTON 1784 FUNDS

================================================================================


--------------------------------------------------------------------------------
DESCRIPTION                                            PAR (000)     VALUE (000)
--------------------------------------------------------------------------------
  MASSACHUSETTS -- (CONTINUED)
   Springfield GO, Municipal
      Purpose Loan, FSA
       5.000%, 10/01/09                                  $1,000        $    978
       5.000%, 09/01/11                                   1,885           1,812
       5.250%, 11/15/11                                   1,600           1,574
   Sutton GO, MBIA
       5.250%, 04/01/06                                   1,255           1,261
   University of Lowell Building
      Authority RB, Fifth
      Series A,  AMBAC
       5.625%, 11/01/14                                   3,000           2,970
   West Springfield GO, FGIC
       5.000%, 03/01/18                                   1,225           1,092
   Westford GO, FGIC
       5.500%, 04/01/07                                   1,705           1,733
   Worcester GO, Municipal
      Purpose Loan, Series B, MBIA
       5.250%, 11/01/14                                   1,875           1,791
   Worcester GO, Series G, MBIA
       5.300%, 07/01/15                                   1,000             964
                                                                       --------
                                                                        207,622
                                                                       --------
  PUERTO RICO -- 3.2%
   Puerto Rico Commonwealth GO,
      Public Improvement
       5.000%, 07/01/08                                   1,710           1,659
   Puerto Rico Commonwealth
      Highway & Transportation
      Authority RB, MBIA
       5.250%, 07/01/13                                   2,675           2,608
   Puerto Rico Industrial, Tourist,
      Educational, Medical, &
      Environmental Control Facilities
      RB, International American
      University, Series A, MBIA
       5.250%, 10/01/12                                   2,000           1,945
   Puerto Rico Municipal Finance
      Agency GO, Series A, FSA
       5.500%, 08/01/09                                   1,000           1,024
                                                                       --------
                                                                          7,236
                                                                       --------

-------------------------------------------------------------------------------
DESCRIPTION                                        SHARES/PAR (000) VALUE (000)
-------------------------------------------------------------------------------
  TEXAS -- 1.0%
   Grapevine, Industrial Development
      Authority RB,  American Airlines
      Project, Series B1, LOC (A)
      7.350%, 06/01/00                                   $1,400        $  1,400
   Lone Star,  Airport Improvement
      Authority RB, Series A1,
      LOC (A)
      4.650%, 06/01/00                                    1,000           1,000
                                                                       --------
                                                                          2,400
                                                                       --------
  WYOMING -- 0.9%
   Lincoln County, Pollution Control
      Authority RB, Exxon Project,
      Series C (A)
      4.300%, 06/01/00                                    2,000           2,000
                                                                       --------
TOTAL MUNICIPAL BONDS
   (Cost $227,764)                                                      219,258
                                                                       --------

CASH EQUIVALENT -- 3.3%
   Federated Tax-Free Money
      Market Fund (A)
      4.080%                                          7,661,729           7,662
                                                                       --------
TOTAL CASH EQUIVALENT
   (Cost $7,662)                                                          7,662
                                                                       --------
TOTAL INVESTMENTS -- 98.2%
   (Cost $235,426)                                                      226,920
                                                                       --------
OTHER ASSETS AND LIABILITIES,
   NET -- 1.8%                                                            4,220
                                                                       --------

NET ASSETS:
Capital Shares (unlimited authorization --
   no par value) based on 23,632,520
   outstanding shares of beneficial interest                            240,861
Accumulated net realized loss
   on investments                                                        (1,215)
Net unrealized depreciation on investments                               (8,506)
                                                                       --------
TOTAL NET ASSETS -- 100.0%                                             $231,140
                                                                       ========
NET ASSET VALUE, OFFERING AND
   REDEMPTION PRICE PER SHARE                                             $9.78
                                                                       ========

AS OF MAY 31, 2000
STATEMENT OF NET ASSETS
================================================================================

BOSTON 1784 MASSACHUSETTS TAX-EXEMPT INCOME FUND  (CONCLUDED)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
(A) VARIABLE RATE SECURITY. THE RATE REPORTED ON THE STATEMENT OF NET ASSETS IS THE RATE IN EFFECT AS OF MAY 31, 2000.

(B) PRE-REFUNDED SECURITY. THE PRE-REFUNDED DATE IS SHOWN AS THE MATURITY DATE ON THE STATEMENT OF NET ASSETS.

AMT--ALTERNATIVE MINIMUM TAX

COP--CERTIFICATE OF PARTICIPATION

GAN--GRANT ANTICIPATION NOTE

GO--GENERAL OBLIGATION

LOC--SECURITIES ARE HELD IN CONNECTION WITH A LETTER OF CREDIT ISSUED BY A MAJOR
     COMMERCIAL BANK OR OTHER FINANCIAL INSTITUTION.

RB--REVENUE BOND THE FOLLOWING ORGANIZATIONS HAVE PROVIDED UNDERLYING CREDIT
    SUPPORT FOR THE SECURITIES AS SET FORTH IN THE STATEMENT OF NET ASSETS.

ACA--AMERICAN CAPITAL ACCESS

AMBAC--AMERICAN MUNICIPAL BOND ASSURANCE CORPORATION

FGIC--FINANCIAL GUARANTY INSURANCE CORPORATION

FNMA--FEDERAL NATIONAL MORTGAGE ASSOCIATION

FSA--FINANCIAL SECURITY ASSURANCE

GOA--GENERAL OBLIGATION OF AUTHORITY

GOI--GENERAL OBLIGATION OF INSTITUTION

MBIA--MUNICIPAL BOND INSURANCE ASSOCIATION


    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

                                                               BOSTON 1784 FUNDS


AS OF MAY 31, 2000
STATEMENT OF NET ASSETS
================================================================================

BOSTON 1784 RHODE ISLAND TAX-EXEMPT INCOME FUND
--------------------------------------------------------------------------------
DESCRIPTION                                               PAR (000)  VALUE (000)
--------------------------------------------------------------------------------
MUNICIPAL BONDS -- 94.3%
  RHODE ISLAND -- 84.1%
   Bristol County, Water Authority
      RB, Series A, MBIA GOA
       5.200%, 12/01/13                                      $1,080       $1,025
       5.200%, 12/01/14                                       1,000          949
   Central Falls Detention Facility
      RB, Donald W. Wyatt Detention
      Project, Series A
       5.250%, 01/15/13                                       1,505        1,403
       5.375%, 01/15/18                                       1,000          902
   Cranston GO, MBIA
       6.100%, 06/15/10                                       1,000        1,046
       6.100%, 06/15/15                                       1,500        1,541
   Cumberland GO, MBIA
       5.100%, 09/01/14                                         500          466
   Exeter, West Greenwich Regional
      School District GO, MBIA
       5.400%, 11/15/10                                       1,000        1,002
   Kent County, Water Authority
      RB, Series A, MBIA
       6.000%, 07/15/08                                         500          514
   North Providence GO,
      Series A, MBIA GOA
       6.000%, 07/01/12                                       1,100        1,148
   North Providence GO,
      Series A, MBIA
       6.050%, 07/01/13                                         500          520
   Providence GO, FSA
       5.100%, 01/15/06                                       1,085        1,081
   Providence GO, Series A, FSA
       5.700%, 07/15/12                                       1,825        1,855
   Providence, Housing Development
      Authority RB, Barbara Jordan
      Apartments Project,
      Series A, MBIA
       6.500%, 07/01/09                                         370          380
   Providence, Public Building
      Authority RB, School & Public
      Facilities Project, Series A,  AMBAC
       5.375%, 12/15/11                                       1,035        1,012
       5.125%, 12/15/14                                         500          471


--------------------------------------------------------------------------------
DESCRIPTION                                               PAR (000)  VALUE (000)
--------------------------------------------------------------------------------
   Providence, Public Building
      Authority RB, Schools & Public
      Facilities Project, Series A, FSA
       5.250%, 12/15/14                                      $1,500       $1,417
   Providence, Public Building
      Authority RB, Series A, FSA
       5.400%, 12/15/11                                         500          490
   Rhode Island Clean Protection
      Fund RB, Series A, MBIA
       5.875%, 10/01/15                                         435          440
   Rhode Island, Clean Water Finance
      Agency RB, Safe Drinking Water
      Project, Series A,  AMBAC
       6.500%, 01/01/09                                         500          527
   Rhode Island Depositor's Economic
      Protection Agency RB,
      Series A, FSA ETM
       6.500%, 08/01/07                                         500          536
       5.750%, 08/01/14                                       1,000        1,010
   Rhode Island Depositor's
      Economic Protection Agency
      RB, Series B, MBIA ETM
       5.800%, 08/01/12                                       1,000        1,034
   Rhode Island Depositor's
      Economic Protection Agency
      RB, Series A, FSA MBIA ETM
       6.400%, 08/01/06                                       4,600        4,882
   Rhode Island Housing &
      Mortgage Finance Authority
      RB, Homeownership
      Opportunity,
      Series 33-B,  AMT
       5.750%, 04/01/22                                       1,000          991
   Rhode Island Housing &
      Mortgage Finance Authority
      RB, Multi-Family Housing,
      Series A,  AMBAC
       5.550%, 07/01/05                                       1,000        1,005
   Rhode Island State Convention
      Center Authority RB,
      Series A,  AMBAC
       5.500%, 05/15/13                                       1,000          985

AS OF MAY 31, 2000
STATEMENT OF NET ASSETS
================================================================================

BOSTON 1784 RHODE ISLAND TAX-EXEMPT INCOME FUND  (CONTINUED)
--------------------------------------------------------------------------------
DESCRIPTION                                               PAR (000)  VALUE (000)
--------------------------------------------------------------------------------
  RHODE ISLAND -- (CONTINUED)
   Rhode Island State Economic
      Development RB,
      Series A,  AMT, FGIC
       6.000%, 07/01/07                                     $1,120        $1,148
   Rhode Island State Economic
      Development RB, Series B, FSA
       5.000%, 07/01/15                                      1,620         1,474
   Rhode Island State GO,
      Consolidated Capital
      Development Loan,
      Series A, FGIC
       5.125%, 07/15/12                                      1,735         1,642
       5.000%, 09/01/14                                      2,680         2,459
       5.500%, 09/01/15                                        500           486
       5.000%, 09/01/16                                      2,425         2,182
   Rhode Island State GO,
      Consolidated Capital
      Develpoment Loan,
       Series A
       5.250%, 09/01/08                                      2,580         2,567
   Rhode Island State GO,
      Consolidated Capital
      Develpoment Loan,
      Series A, FGIC
       5.000%, 07/15/07                                      1,500         1,477
       5.250%, 07/15/10                                      1,000           984
       5.200%, 09/01/11                                      1,250         1,217
       5.000%, 09/01/12                                      1,665         1,551
   Rhode Island State GO,
      Series A, FGIC
       6.250%, 06/15/07                                      1,590         1,652
   Rhode Island State Health &
      Educational Building RB,
      Higher Education Facilities,
      Brown University Project
       4.750%, 09/01/14                                      1,215         1,078
       5.000%, 09/01/15                                      1,000           909
       5.000%, 09/01/17                                      1,000           890
   Rhode Island State Health &
      Educational Building RB,
      Higher Education Facility,
      CONLEE
       6.500%, 11/15/08                                        180           187


--------------------------------------------------------------------------------
DESCRIPTION                                               PAR (000)  VALUE (000)
--------------------------------------------------------------------------------
   Rhode Island State Health &
      Educational Building RB,
      Higher Education Facility,
      New England Institutional
      Project, CONLEE
       5.900%, 03/01/10                                     $  400        $  400
   Rhode Island State Health &
      Educational Building RB,
      Higher Education Facility,
      Roger Williams Hospital
      Project, CONLEE
       5.250%, 11/15/16                                      1,000           926
   Rhode Island State Health &
      Educational Building RB,
      Higher Education Facility,
      Roger Williams Project,  AMBAC
       5.125%, 11/15/14                                      2,000         1,838
       5.000%, 11/15/18                                      1,000           868
   Rhode Island State Health &
      Educational Building RB,
      Hospital Financing, Landmark
      Medical Project, FSA
       5.600%, 10/01/12                                      2,000         1,965
   Rhode Island State Health &
      Educational Building RB,
      Kent Hospital Project, MBIA
       7.000%, 07/01/10                                        500           517
   Rhode Island State Housing &
      Mortgage Finance Authority RB,
      Homeownership Opportunity,
      Series 13
       6.700%, 10/01/15                                      2,000         2,055
   Rhode Island State Housing &
      Mortgage Finance Authority RB,
      Homeownership Opportunity,
      Series 19-A
       5.700%, 04/01/15                                      1,500         1,463
   Rhode Island State Housing &
      Mortgage Finance Authority RB,
      Homeownership Opportunity,
      Series 22-A
       5.550%, 04/01/17                                        500           472

                                                               BOSTON 1784 FUNDS

================================================================================

--------------------------------------------------------------------------------
DESCRIPTION                                            PAR (000)     VALUE (000)
--------------------------------------------------------------------------------
  RHODE ISLAND -- (CONTINUED)
   Rhode Island State Housing &
      Mortgage Finance Authority RB,
      Homeownership Opportunity,
      Series 27-B,  AMT
       5.150%, 10/01/12                                   $2,240         $ 2,064
   Rhode Island State Housing &
      Mortgage Finance Authority RB,
      Homeownership Opportunity,
      Series 30-A
       4.900%, 10/01/14                                    2,000           1,813
   Rhode Island State Housing &
      Mortgage Finance Authority RB,
      Homeownership Opportunity,
      Series E-1,  AMT, FHA
       7.500%, 10/01/11                                      865             891
   Rhode Island State Housing &
      Mortgage Finance Authority RB,
      Rental Housing Program, Series A
       5.650%, 10/01/07                                    1,000             994
   Rhode Island State Industrial
      Facilities Authority RB,
      AMT LOC
       6.500%, 03/01/14                                      500             504
   Rhode Island State Industrial
      Facilities Authority RB,
      Mobil Oil Refining Project
       6.000%, 11/01/14                                    2,250           2,348
   Rhode Island State Port Authority
      & Economic Development RB,
      Shepard Building Project,
      Series B,  AMBAC (B)
       6.750%, 06/01/04                                    1,000           1,074
   Rhode Island State Public Projects
      RB, Series A,  AMBAC
       5.250%, 02/01/10                                    1,000             978
   Rhode Island State Turnpike &
      Bridge Authority RB
       5.000%, 12/01/11                                    1,000             919
   Warwick GO, Series A, FGIC
       5.000%, 03/01/15                                    1,180           1,075
       5.000%, 03/01/16                                    1,205           1,091
                                                                         -------
                                                                          74,790
                                                                         -------

--------------------------------------------------------------------------------
DESCRIPTION                                         SHARES/PAR (000) VALUE (000)
--------------------------------------------------------------------------------
  PUERTO RICO -- 6.4%
   Puerto Rico Commonwealth GO,
      Public Improvement (C)
       5.230%, 07/01/14                                   $3,500         $ 1,536
   Puerto Rico Industrial, Tourist,
      Educational, Medical, &
      Environmental Control Facilities
      RB, International American
      University, Series A, MBIA
       5.250%, 10/01/12                                      360             350
       5.375%, 10/01/13                                    1,550           1,517
       5.500%, 10/01/14                                      350             344
   Puerto Rico Public Buildings
      Authority RB, Series M
       5.750%, 07/01/15                                    2,000           1,992
                                                                         -------
                                                                           5,739
                                                                         -------
  WYOMING -- 3.8%
   Lincoln County, Pollution Control
      Authority RB, Exxon Project,
      Series B (A)
       4.300%, 06/01/00                                    2,000           2,000
   Uinta County, Pollution Control
      Authority RB, Chevron USA
      Project (A)
       4.300%, 06/01/00                                    1,400           1,400
                                                                         -------
                                                                           3,400
                                                                         -------
TOTAL MUNICIPAL BONDS
   (Cost $87,162)                                                         83,929
                                                                         -------

CASH EQUIVALENT -- 4.2%
   Federated Tax-Free Money
      Market Fund (A)
      4.080%                                           3,759,382           3,759
                                                                         -------
TOTAL CASH EQUIVALENT
   (Cost $3,759)                                                           3,759
                                                                         -------
TOTAL INVESTMENTS -- 98.5%
   (Cost $90,921)                                                         87,688
                                                                         -------
OTHER ASSETS AND LIABILITIES,
   NET -- 1.5%                                                             1,290
                                                                         -------

AS OF MAY 31, 2000
STATEMENT OF NET ASSETS
================================================================================

BOSTON 1784 RHODE ISLAND TAX-EXEMPT INCOME FUND  (CONCLUDED)
--------------------------------------------------------------------------------
DESCRIPTION                                                          VALUE (000)
--------------------------------------------------------------------------------
NET ASSETS:
Capital Shares (unlimited authorization --
   no par value) based on 9,056,520
   outstanding shares of beneficial interest                            $93,505
Distributions in excess of net
   investment income                                                         (1)
Accumulated net realized loss
   on investments                                                        (1,293)
Net unrealized depreciation on investments                               (3,233)
                                                                        -------
TOTAL NET ASSETS -- 100.0%                                              $88,978
                                                                        =======
NET ASSET VALUE, OFFERING AND
   REDEMPTION PRICE PER SHARE                                             $9.82
                                                                        =======

(A) VARIABLE RATE SECURITY. THE RATE REPORTED ON THE STATEMENT OF NET ASSETS IS THE RATE IN EFFECT AS OF MAY 31, 2000.

(B) PRE-REFUNDED SECURITY. THE PRE-REFUNDED DATE IS SHOWN AS THE MATURITY DATE ON THE STATEMENT OF NET ASSETS.

(C) ZERO COUPON SECURITY. THE RATE REPORTED ON THE STATEMENT OF NET ASSETS IS THE EFFECTIVE YIELD AS OF MAY 31, 2000.

AMT--ALTERNATIVE MINIMUM TAX

ETM--ESCROWED TO MATURITY

GO--GENERAL OBLIGATION

LOC--SECURITIES ARE HELD IN CONNECTION WITH A LETTER OF CREDIT ISSUED BY A MAJOR
     COMMERCIAL BANK OR OTHER FINANCIAL INSTITUTION.

RB--REVENUE BOND

THE FOLLOWING ORGANIZATIONS HAVE PROVIDED UNDERLYING CREDIT SUPPORT FOR THE SECURITIES AS SET FORTH IN THE STATEMENT OF NET ASSETS:

AMBAC--AMERICAN MUNICIPAL BOND ASSURANCE CORPORATION

CONLEE--COLLEGE CONSTRUCTION LOAN INSURANCE

FGIC--FINANCIAL GUARANTY INSURANCE CORPORATION

FHA--FEDERAL HOUSING ADMINISTRATION

FSA--FINANCIAL SECURITY ASSURANCE

GOA--GENERAL OBLIGATION OF AUTHORITY

MBIA--MUNICIPAL BOND INSURANCE ASSOCIATION



    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

                                                               BOSTON 1784 FUNDS

AS OF MAY 31, 2000
STATEMENT OF NET ASSETS
================================================================================

BOSTON 1784 ASSET ALLOCATION FUND
--------------------------------------------------------------------------------
DESCRIPTION                                                  SHARES  VALUE (000)
--------------------------------------------------------------------------------
COMMON STOCKS -- 56.8%
  BANKS -- 2.3%
   Bank of America                                             1,400     $    78
   Wells Fargo                                                24,300       1,100
                                                                         -------
                                                                           1,178
                                                                         -------
  BEAUTY PRODUCTS -- 1.6%
   Colgate-Palmolive                                           4,400         232
   Estee Lauder                                                2,900         130
   Procter & Gamble                                            6,800         452
                                                                         -------
                                                                             814
                                                                         -------
  BROADCASTING, NEWSPAPERS & ADVERTISING -- 5.3%
   Adelphia Communications,
      Class A*                                                 3,700         157
   AT&T-Liberty Media Group,
      Class A*                                                12,800         567
   Clear Channel Communications*                               3,200         240
   Comcast, Class A*                                           9,600         364
   MediaOne Group*                                             3,900         261
   Omnicom Group                                               2,400         201
   Rogers Commuications*                                       5,000         135
   SBS Broadcasting SA*                                        5,450         204
   Telewest Comm PLC ADR*                                      2,600         105
   UnitedGlobalCom*                                            2,900         139
   Univision Communications,
      Class A*                                                 3,050         314
   USA Networks*                                               4,300          81
                                                                         -------
                                                                           2,768
                                                                         -------
  CAPITAL GOODS/CONSTRUCTION-- 0.3%
   Southdown                                                   2,850         175
                                                                         -------
  COMPUTER SERVICES -- 0.6%
   Electronic Data Systems                                     4,900         315
                                                                         -------
  DATA PROCESSING -- 0.2%
   Automatic Data Processing                                   2,400         132
                                                                         -------
  DIVERSIFIED MANUFACTURING -- 0.6%
   Tyco International Ltd.                                     7,000         329
                                                                         -------
  DRUGS -- 4.5%
   Alza, Class A*                                              2,900         147
   American Home Products                                      1,300          70
   Cardinal Health                                             2,800         182
   Elan PLC ADR*                                              12,100         482


--------------------------------------------------------------------------------
DESCRIPTION                                                  SHARES  VALUE (000)
--------------------------------------------------------------------------------
   Merck                                                      12,400     $   925
   Pfizer                                                      4,400         196
   Warner-Lambert                                              2,500         305
                                                                         -------
                                                                           2,307
                                                                         -------
  ELECTRICAL SERVICES -- 2.9%
   AES*                                                        3,000         262
   General Electric                                           23,400       1,231
                                                                         -------
                                                                           1,493
                                                                         -------
  ELECTRONICS -- 2.0%
   Flextronics International Ltd.*                             8,855         482
   Koninklijke Philips Electronics NV 4,500                      199
   Kyocera ADR                                                   850         139
   Molex                                                       4,400         215
                                                                         -------
                                                                           1,035
                                                                         -------
  ENTERTAINMENT -- 0.6%
   Time-Warner                                                 3,000         237
   Walt Disney                                                 1,900          80
                                                                         -------
                                                                             317
                                                                         -------
  FINANCIAL SERVICES -- 1.6%
   American Express                                            3,600         194
   Citigroup                                                  10,600         659
                                                                         -------
                                                                             853
                                                                         -------
  FOOD, BEVERAGE & TOBACCO -- 0.9%
   Coca-Cola                                                   3,650         195
   Nestle SA ADR                                               3,000         285
                                                                         -------
                                                                             480
                                                                         -------
  GAS/NATURAL GAS -- 0.8%
   El Paso Energy                                              5,000         257
   Williams                                                    3,400         141
                                                                         -------
                                                                             398
                                                                         -------
  INSURANCE -- 4.3%
   Aflac                                                       3,400         176
   Allied Zurich PLC ADR*                                      3,900          88
   American International Group*                              14,000       1,576
   AXA Financial                                               9,800         382
                                                                         -------
                                                                           2,222
                                                                         -------

AS OF MAY 31, 2000
STATEMENT OF NET ASSETS
================================================================================

BOSTON 1784 ASSET ALLOCATION FUND (CONTINUED)
--------------------------------------------------------------------------------
DESCRIPTION                                                  SHARES  VALUE (000)
--------------------------------------------------------------------------------
  MEDICAL PRODUCTS & SERVICES -- 4.6%
   Amgen*                                                     4,500      $   286
   Boston Scientific*                                        10,500          269
   Genzyme-General Division*                                  3,301          188
   Johnson & Johnson                                          8,700          779
   Medtronic                                                  7,000          361
   Minimed*                                                     800           96
   PE-PE Biosystems Group                                     2,700          150
   Waters*                                                    2,800          265
                                                                         -------
                                                                           2,394
                                                                         -------
  MISCELLANEOUS BUSINESS SERVICES -- 0.2%
   Cendant*                                                   6,000           79
                                                                         -------
  PETROLEUM REFINING -- 4.2%
   Apache                                                     3,400          207
   Baker Hughes                                              12,000          435
   Exxon Mobil                                               10,600          883
   Schlumberger Ltd.                                          8,600          633
                                                                         -------
                                                                           2,158
                                                                         -------
  PRINTING & PUBLISHING -- 0.2%
   New York Times, Class A                                    2,800          107
                                                                         -------
  RETAIL -- 2.0%
   Circuit City Stores-Circuit City
      Group*                                                  2,800          139
   CVS                                                        4,100          178
   Home Depot                                                 3,900          190
   Wal-Mart Stores                                            9,000          519
                                                                         -------
                                                                           1,026
                                                                         -------
  SEMI-CONDUCTORS/INSTRUMENTS -- 5.0%
   Amkor Technology*                                          3,700          166
   Analog Devices*                                           10,700          824
   Broadcom, Class A*                                           850          111
   E-Tek Dynamics*                                              700          129
   Intel                                                      4,100          511
   JDS Uniphase*                                                750           66
   STMicroelectronics ADR                                     3,300          198
   Texas Instruments                                          4,800          347
   Vitesse Semiconductor*                                     4,550          230
                                                                         -------
                                                                           2,582
                                                                         -------


--------------------------------------------------------------------------------
DESCRIPTION                                                  SHARES  VALUE (000)
--------------------------------------------------------------------------------
  SOFTWARE -- 0.8%
   CMGI*                                                      1,500      $    72
   Microsoft*                                                 4,100          257
   Siebel Systems*                                              650           76
                                                                         -------
                                                                             405
                                                                         -------
  TECHNOLOGY -- 1.9%
   Cisco Systems*                                            17,000          968
                                                                         -------
  TELEPHONES & TELECOMMUNICATIONS -- 8.0%
   ADC Telecommunications*                                    7,500          504
   Alltel                                                     4,000          262
   Hughes Electronics*                                        3,300          325
   Lucent Technologies                                       14,300          820
   McLeod USA, Class A*                                       6,500          130
   Nextlink Communications*                                   1,900          133
   Nippon Telegraph &
      Telephone ADR                                           3,200          192
   Nokia OYJ ADR                                              3,200          166
   NTL*                                                       6,300          372
   Royal KPN NV ADR                                           1,850          169
   SBC Communications                                         6,200          271
   US West                                                    2,750          198
   Vodafone Airtouch PLC*                                    64,861          292
   Western Wireless, Class A*                                 3,200          153
   Worldcom*                                                  3,600          135
                                                                         -------
                                                                           4,122
                                                                         -------
  WHOLESALE -- 1.4%
   Costco Wholesale*                                          4,000          128
   Sysco                                                     14,700          616
                                                                         -------
                                                                             744
                                                                         -------
TOTAL COMMON STOCKS
   (Cost $17,822)                                                         29,401
                                                                         -------

PREFERRED STOCK -- 0.4%
   Hartford Capital II                                        8,000          189
                                                                         -------
TOTAL PREFERRED STOCK
   (Cost $200)                                                               189
                                                                         -------

                                                               BOSTON 1784 FUNDS
================================================================================


--------------------------------------------------------------------------------
DESCRIPTION                                               PAR (000)  VALUE (000)
--------------------------------------------------------------------------------
U.S. TREASURY OBLIGATIONS -- 10.0%
   U.S. Treasury Bonds
       8.750%, 05/15/17                                        $  990     $1,222
       7.125%, 02/15/23                                            50         54
   U.S. Treasury Notes
       7.250%, 08/15/04                                           625        639
       5.875%, 11/15/04                                         1,130      1,098
       7.000%, 07/15/06                                           250        255
       6.625%, 05/15/07                                           360        362
       6.000%, 08/15/09                                           595        579
       6.500%, 02/15/10                                           950        964
                                                                          ------
TOTAL U.S. TREASURY OBLIGATIONS
   (Cost $5,181)                                                           5,173
                                                                          ------

U.S. GOVERNMENT MORTGAGE-
  BACKED OBLIGATIONS -- 6.2%
   Federal Home Loan Mortgage
      Corporation
       6.000%, 11/01/28                                         2,318      2,086
   Federal National Mortgage
      Association
       6.500%, 03/01/11                                           253        240
       6.000%, 06/01/13
       6.500%, 05/01/28
       8.000%, 12/01/29                                           651        645
   Government National Mortgage
      Association
       6.000%, 04/15/13                                           190        178
       7.500%, 06/15/23                                            83         81
                                                                          ------
TOTAL U.S. GOVERNMENT MORTGAGE-BACKED OBLIGATIONS
   (Cost $3,471)                                                           3,230
                                                                          ------

CORPORATE OBLIGATIONS -- 6.9%
  AUTOMOTIVE -- 0.9%
   DaimlerChrysler NA
       7.200%, 09/01/09                                           245        232
   Ford Motor
       7.250%, 10/01/08                                           250        238
                                                                          ------
                                                                             470
                                                                          ------


--------------------------------------------------------------------------------
DESCRIPTION                                               PAR (000)  VALUE (000)
--------------------------------------------------------------------------------
  BANKS -- 1.6%
   Citicorp MTN
       6.375%, 11/15/08                                        $  300     $  271
   First Union
       7.500%, 07/15/06                                           315        307
   First USA Bank
       7.650%, 08/01/03                                           265        263
                                                                          ------
                                                                             841
                                                                          ------
  BROADCASTING, NEWSPAPERS & ADVERTISING -- 0.4%
   AT&T
       9.800%, 02/01/12                                           200        219
                                                                          ------
  FINANCIAL SERVICES -- 1.1%
   Ford Motor Credit
       6.750%, 05/15/05                                           100         95
   General Motors Acceptance
       6.625%, 10/01/02                                           200        196
   US West Capital Funding
       6.875%, 08/15/01                                           275        273
                                                                          ------
                                                                             564
                                                                          ------
  FOOD, BEVERAGE & TOBACCO -- 0.3%
   Pepsi Bottling Holdings
       5.625%, 02/17/09                                           160        137
                                                                          ------
  PETROLEUM REFINING -- 0.6%
   BP Amoco PLC
       5.900%, 04/15/09                                           350        312
                                                                          ------
  RAILROADS -- 0.5%
   Burlington Northern Sante Fe
       9.250%, 10/01/06                                           250        267
                                                                          ------
  RETAIL -- 0.5%
   Wal-Mart Eurobond
       6.750%, 05/24/02                                           260        258
                                                                          ------
  TELEPHONES & TELECOMMUNICATIONS -- 1.0%
   Lucent Technologies
       5.500%, 11/15/08                                           415        363
   MCI Worldcom (A)
       6.125%, 04/15/02                                           140        136
                                                                          ------
                                                                             499
                                                                          ------
TOTAL CORPORATE OBLIGATIONS
   (Cost $3,845)                                                           3,567
                                                                          ------

AS OF MAY 31, 2000
STATEMENT OF NET ASSETS
================================================================================

BOSTON 1784 ASSET ALLOCATION FUND (CONCLUDED)
--------------------------------------------------------------------------------
DESCRIPTION                                               PAR (000)  VALUE (000)
--------------------------------------------------------------------------------
ASSET-BACKED SECURITIES -- 4.2%
   Carco Auto Loan Master Trust,
      Series 1999-4, Class A
       6.430%, 11/15/04                                     $  500       $   487
   Chemical Master Credit Card Trust,
      Series 1995-3, Class A
       6.230%, 04/15/05                                        500           488
   Citibank Credit Card Master Trust,
      Series 1999-7, Class A
       6.650%, 11/15/06                                        250           241
   Ford Credit Auto Owner Trust,
      Series 1999-D, Class A5
       6.520%, 09/15/03                                        250           246
   General Motors Acceptance
      Commercial Mortgage Security,
      Series 1999-C3, Class A1A
       6.974%, 05/15/08                                        212           205
   Sears Credit Account Master Trust,
      Series 1996-4, Class A
       6.450%, 10/16/06                                        500           492
                                                                         -------
TOTAL ASSET-BACKED SECURITIES
   (Cost $2,198)                                                           2,159
                                                                         -------

U.S. GOVERNMENT AGENCY OBLIGATIONS -- 3.1%
   Federal Home Loan Bank
       5.800%, 09/02/08                                        250           224
   Federal Home Loan Mortgage
      Corporation
       5.750%, 03/15/09                                        500           443
   Federal National Mortgage
      Association
       5.750%, 04/15/03                                        235           225
   Federal National Mortgage
      Association, MTN
       7.240%, 01/04/07                                        500           479
   Private Export Funding Corporation
       8.400%, 07/31/01                                         25            25
   Tennessee Valley Authority
      Principal STRIPS (B)
       7.813%, 04/15/42                                        500           185
                                                                         -------
TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS
   (Cost $1,710)                                                           1,581
                                                                         -------


--------------------------------------------------------------------------------
DESCRIPTION                                               PAR (000)  VALUE (000)
--------------------------------------------------------------------------------
YANKEE BONDS -- 3.6%
   AT&T
       6.500%, 03/15/29                                     $  250       $   203
   Barclay's Bank PLC
       7.400%, 12/15/09                                        125           118
   Cable & Wireless Communication
       6.375%, 03/06/03                                        200           200
   Goldman Sachs Group MTN
       7.800%, 01/28/10                                        285           276
   Hydro-Quebec
       8.625%, 05/20/02                                        220           223
   Phillips Petroleum
       8.500%, 05/25/05                                        100           101
   Province of Ontario
       7.375%, 01/27/03                                        220           219
   Sprint Capital
       6.900%, 05/01/19                                        375           324
   State of Israel
       7.750%, 03/15/10                                        200           192
                                                                         -------
TOTAL YANKEE BONDS
   (Cost $1,939)                                                           1,856
                                                                         -------

REPURCHASE AGREEMENT -- 8.8%
   JP Morgan
      6.35%, dated 05/31/00, matures
      06/01/00, repurchase price
      $4,559,804 (collateralized by
      U.S. Treasury Instruments,
      total market value:
      $4,650,180) (C)                                        4,559         4,559
                                                                         -------
TOTAL REPURCHASE AGREEMENT
   (Cost $4,559)                                                           4,559
                                                                         -------
TOTAL INVESTMENTS -- 100.0%
   (Cost $40,925)                                                         51,715
                                                                         -------
OTHER ASSETS AND LIABILITIES,
   NET -- 0.0%                                                                11
                                                                         -------

                                                               BOSTON 1784 FUNDS

================================================================================

--------------------------------------------------------------------------------
DESCRIPTION                                                          VALUE (000)
--------------------------------------------------------------------------------
NET ASSETS:
Capital Shares (unlimited authorization --
   no par value) based on 3,257,170
   outstanding shares of beneficial interest                             $39,651
Undistributed net investment income                                          197
Accumulated net realized gain
   on investments                                                          1,088
Net unrealized appreciation on investments                                10,790
                                                                         -------
TOTAL NET ASSETS -- 100.0%                                               $51,726
                                                                         =======
NET ASSET VALUE, OFFERING AND
   REDEMPTION PRICE PER SHARE                                             $15.88
                                                                         =======

* NON-INCOME PRODUCING SECURITY

(A) VARIABLE RATE SECURITY. THE RATE REPORTED ON THE STATEMENT OF NET ASSETS IS THE RATE IN EFFECT AS OF MAY 31, 2000.

(B) ZERO COUPON SECURITY. THE RATE REPORTED ON THE STATEMENT OF NET ASSETS IS THE EFFECTIVE RATE OF MAY 31, 2000.

(C) TRI-PARTY REPURCHASE AGREEMENT

ADR--AMERICAN DEPOSITORY RECEIPT

LTD.--LIMITED

MTN--MEDIUM TERM NOTE

NA--NORTH AMERICA

PLC--PUBLIC LIMITED COMPANY

STRIPS--SEPARATELY TRADED REGISTERED INTEREST AND PRINCIPAL SECURITIES




    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

AS OF MAY 31, 2000
STATEMENT OF NET ASSETS
================================================================================

BOSTON 1784 GROWTH AND INCOME FUND
--------------------------------------------------------------------------------
DESCRIPTION                                              SHARES      VALUE (000)
--------------------------------------------------------------------------------
COMMON STOCKS -- 98.4%
  BANKS -- 5.0%
   Fifth Third Bancorp                                   200,000       $  13,600
   Firstar                                               500,000          12,781
                                                                       ---------
                                                                          26,381
                                                                       ---------
  CHEMICALS -- 2.1%
   Cabot*                                                420,000          10,946
                                                                       ---------
  COMMUNICATIONS EQUIPMENT -- 2.8%
   Nortel Networks*                                      100,000           5,431
   Qualcomm*                                             140,000           9,292
                                                                       ---------
                                                                          14,723
                                                                       ---------
  DIVERSIFIED MANUFACTURING -- 4.5%
   Cintas*                                               375,000          16,500
   Danaher*                                              150,000           7,228
                                                                       ---------
                                                                          23,728
                                                                       ---------
  DRUGS -- 5.2%
   Warner-Lambert                                        225,000          27,478
                                                                       ---------
  ELECTRICAL SERVICES -- 2.4%
   General Electric                                      240,000          12,630
                                                                       ---------
  ENTERTAINMENT -- 1.5%
   Time-Warner                                           100,000           7,894
                                                                       ---------
  FINANCIAL SERVICES -- 1.6%
   Concord EFS*                                          350,000           8,487
                                                                       ---------
  FOOD, BEVERAGE & TOBACCO -- 1.6%
   Coca-Cola                                             160,000           8,540
                                                                       ---------
  GAS/NATURAL GAS -- 7.8%
   Enron                                                 400,000          29,150
   Williams                                              300,000          12,469
                                                                       ---------
                                                                          41,619
                                                                       ---------
  INSURANCE -- 3.3%
   American International Group*                         156,250          17,588
                                                                       ---------
  MEDICAL PRODUCTS & SERVICES -- 7.2%
   Guidant*                                              250,000          12,656
   Medtronic                                             500,000          25,812
                                                                       ---------
                                                                          38,468
                                                                       ---------


--------------------------------------------------------------------------------
DESCRIPTION                                              SHARES      VALUE (000)
--------------------------------------------------------------------------------
  PETROLEUM REFINING -- 5.4%
   Exxon Mobil                                           150,000       $  12,497
   Murphy Oil                                            100,000           6,488
   Schlumberger Ltd.                                      50,000           3,678
   Transocean Sedco Forex*                               125,000           6,148
                                                                       ---------
                                                                          28,811
                                                                       ---------
  RESTAURANTS -- 6.0%
   J.D. Wetherspoon PLC (UK)*                          3,525,000          19,278
   Outback Steakhouse*                                   105,000           3,183
   PizzaExpress PLC (UK)*                                935,000           9,631
                                                                       ---------
                                                                          32,092
                                                                       ---------
  RETAIL -- 12.3%
   Bed Bath & Beyond*                                    600,000          22,088
   Circuit City Stores-Circuit
      City Group*                                        150,000           7,472
   Dollar Tree Stores*                                   150,000           8,925
   Home Depot                                            550,000          26,847
                                                                       ---------
                                                                          65,332
                                                                       ---------
  SEMI-CONDUCTORS/INSTRUMENTS-- 18.7%
   Finisar*                                              495,000          11,045
   Intel                                                 380,000          47,381
   JDS Uniphase*                                         160,000          14,080
   Qlogic*                                               100,000           4,913
   Texas Instruments                                     300,000          21,675
                                                                       ---------
                                                                          99,094
                                                                       ---------
  SOFTWARE -- 3.5%
   Microsoft*                                            300,000          18,769
                                                                       ---------
  TECHNOLOGY -- 7.5%
   Cisco Systems*                                        700,000          39,856
                                                                       ---------
TOTAL COMMON STOCKS
   (Cost $232,762)                                                       522,436
                                                                       ---------

                                                               BOSTON 1784 FUNDS

================================================================================

--------------------------------------------------------------------------------
DESCRIPTION                                               PAR (000)  VALUE (000)
--------------------------------------------------------------------------------
REPURCHASE AGREEMENT -- 1.8%
   JP Morgan
      Repurchase Agreement
      6.35%, dated 05/31/00, matures
      06/01/00, repurchase price
      $9,293,639 (collateralized by
      U.S. Treasury Instruments,
      total market value:
      $9,477,840) (A)                                      $9,292      $  9,292
                                                                       --------
TOTAL REPURCHASE AGREEMENT
   (Cost $9,292)                                                          9,292
                                                                       --------
TOTAL INVESTMENTS -- 100.2%
   (Cost $242,054)                                                      531,728
                                                                       --------
OTHER ASSETS AND LIABILITIES, NET -- (0.2%)                                (901)
                                                                       --------

--------------------------------------------------------------------------------
DESCRIPTION                                                          VALUE (000)
--------------------------------------------------------------------------------
NET ASSETS:
Capital Shares (unlimited authorization --
   no par value) based on 21,224,397
   outstanding shares of beneficial interest                           $190,727
Distributions in excess of net
   investment income                                                        (10)
Accumulated net realized gain
   on investments                                                        50,439
Net unrealized appreciation
   on investments                                                       289,674
Net unrealized depreciation on forward
   foreign currency contracts, foreign
   currency and translation of other assets
   and liabilities in foreign currency                                       (3)
                                                                       --------
TOTAL NET ASSETS -- 100.0%                                             $530,827
                                                                       ========
NET ASSET VALUE, OFFERING AND
   REDEMPTION PRICE PER SHARE                                            $25.01
                                                                       ========

* NON-INCOME PRODUCING SECURITY

(A) TRI-PARTY REPURCHASE AGREEMENT

LTD.--LIMITED

PLC--PUBLIC LIMITED COMPANY

UK--UNITED KINGDOM EQUITY




    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

AS OF MAY 31, 2000
STATEMENT OF NET ASSETS
================================================================================

BOSTON 1784 GROWTH FUND
--------------------------------------------------------------------------------
DESCRIPTION                                                  SHARES  VALUE (000)
--------------------------------------------------------------------------------
COMMON STOCKS -- 96.3%
  APPAREL -- 0.7%
   Steven Madden*                                            76,200    $   1,229
                                                                       ---------
  BANKS -- 4.2%
   Fifth Third Bancorp                                       57,200        3,890
   Firstar                                                  152,500        3,898
                                                                       ---------
                                                                           7,788
                                                                       ---------
  BROADCASTING, NEWSPAPERS & ADVERTISING -- 1.5%
   Univision Communications,
      Class A*                                               27,400        2,822
                                                                       ---------
  CHEMICALS -- 2.4%
   Cabot*                                                   167,700        4,371
                                                                       ---------
  COMMUNICATIONS EQUIPMENT -- 0.1%
   Seachange International*                                   8,400          215
                                                                       ---------
  COMPUTERS & SERVICES -- 7.0%
   Crossroads Systems*                                       90,000        3,589
   Gadzoox Networks*                                        100,000        2,662
   Sandisk*                                                  26,700        1,552
   VeriSign*                                                 38,100        5,158
                                                                       ---------
                                                                          12,961
                                                                       ---------
  DIVERSIFIED MANUFACTURING-- 6.1%
   Cintas*                                                  133,400        5,870
   Danaher*                                                 114,400        5,513
                                                                       ---------
                                                                          11,383
                                                                       ---------
  ELECTRONICS -- 0.8%
   Audiovox, Class A*                                        76,200        1,443
                                                                       ---------
  FINANCIAL SERVICES -- 2.5%
   Concord EFS*                                             190,600        4,622
                                                                       ---------
  HEALTH CARE -- 1.9%
   First Health Group, Class A*                              76,200        2,667
   Hooper Holmes                                             78,090          800
                                                                       ---------
                                                                           3,467
                                                                       ---------
  INTERNET SOFTWARE -- 1.5%
   Digex*                                                    45,700        1,931
   Neoforma.com*                                              7,600           49
   Selectica*                                                   800           36
   Telescan*                                                 95,300          679
                                                                       ---------
                                                                           2,695
                                                                       ---------


--------------------------------------------------------------------------------
DESCRIPTION                                                  SHARES  VALUE (000)
--------------------------------------------------------------------------------
  MEDICAL PRODUCTS & SERVICES -- 8.0%
   ATS Medical*                                              76,200    $     760
   Endocare*                                                 41,250          712
   Guidant*                                                  76,200        3,858
   Medtronic                                                 62,978        3,251
   Millennium Pharmaceutical*                                50,000        4,181
   Thoratec Labs*                                            97,700        1,191
   World Heart*                                              76,200          895
                                                                       ---------
                                                                          14,848
                                                                       ---------
  PETROLEUM & FUEL PRODUCTS -- 8.5%
   Core Laboratories N.V.*                                   95,300        2,478
   Hanover Compressor*                                       49,600        2,911
   Prima Energy*                                              4,050          168
   St. Mary Land & Exploration                               87,700        3,157
   Stone Energy*                                            114,400        7,043
                                                                       ---------
                                                                          15,757
                                                                       ---------
  PRINTING & PUBLISHING -- 0.8%
   Presstek*                                                 75,000        1,425
                                                                       ---------
  RESTAURANTS -- 12.8%
   Cheesecake Factory*                                       50,000        1,991
   J.D. Wetherspoon PLC (UK)*                             1,906,100       10,424
   P.F Changs China Bistro*                                 167,700        5,387
   Papa John's International*                               140,000        3,509
   PizzaExpress PLC (UK)*                                   236,400        2,435
                                                                       ---------
                                                                          23,746
                                                                       ---------
  RETAIL -- 10.1%
   99 Cents Only Stores*                                     76,200        2,738
   Bed Bath & Beyond*                                       190,600        7,016
   Dollar Tree Stores*                                      152,500        9,074
                                                                       ---------
                                                                          18,828
                                                                       ---------
  SCHOOLS -- 2.0%
   Devry*                                                   133,400        3,727
                                                                       ---------
  SEMI-CONDUCTORS/INSTRUMENTS -- 16.4%
   Cree*                                                     38,900        4,726
   Cypress Semiconductor*                                   133,400        5,611
   Finisar*                                                 183,000        4,083
   Qlogic*                                                  175,400        8,616
   Semtech*                                                 132,450        7,384
                                                                       ---------
                                                                          30,420
                                                                       ---------

                                                               BOSTON 1784 FUNDS

================================================================================

--------------------------------------------------------------------------------
DESCRIPTION                                        SHARES/PAR (000)  VALUE (000)
--------------------------------------------------------------------------------
  SOFTWARE -- 2.2%
   Networks Specialists*+                               394,218        $  3,000
   WebTrends*                                            45,700           1,171
                                                                       --------
                                                                          4,171
                                                                       --------
  STEEL PRODUCTS -- 2.9%
   Shaw Group*                                          122,000           5,322
                                                                       --------
  WHOLESALE -- 3.9%
   Fastenal                                             114,400           7,221
                                                                       --------
TOTAL COMMON STOCKS
   (Cost $136,627)                                                      178,461
                                                                       --------

REPURCHASE AGREEMENT -- 3.4%
   JP Morgan
      6.35%, dated 05/31/00, matures
      06/01/00, repurchase price
      $6,331,117 (collateralized by
      U.S. Treasury Instruments,
      total market value:
      $6,456,600) (A)                                    $6,330           6,330
                                                                       --------
TOTAL REPURCHASE AGREEMENT
   (Cost $6,330)                                                          6,330
                                                                       --------
TOTAL INVESTMENTS -- 99.7%
   (Cost $142,957)                                                      184,791
                                                                       --------
OTHER ASSETS AND LIABILITIES,
   NET -- 0.3%                                                              536
                                                                       --------

--------------------------------------------------------------------------------
DESCRIPTION                                                          VALUE (000)
--------------------------------------------------------------------------------
NET ASSETS:
Capital Shares (unlimited authorization --
   no par value) based on 14,567,823
   outstanding shares of beneficial interest                           $142,250
Accumulated net realized gain
   on investments                                                         1,243
Net unrealized appreciation on investments                               41,834
                                                                       --------
TOTAL NET ASSETS -- 100.0%                                             $185,327
                                                                       ========
NET ASSET VALUE, OFFERING AND
   REDEMPTION PRICE PER SHARE                                            $12.72
                                                                       ========

* NON-INCOME PRODUCING SECURITY

+ PRIVATE PLACEMENT SECURITY -- THIS SECURITY IS NOT READILY
  MARKETABLE.

(A) TRI-PARTY REPURCHASE AGREEMENT

PLC--PUBLIC LIMITED COMPANY

UK--UNITED KINGDOM EQUITY




    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

AS OF MAY 31, 2000
SCHEDULE OF INVESTMENTS
================================================================================

BOSTON 1784 INTERNATIONAL EQUITY FUND
--------------------------------------------------------------------------------
DESCRIPTION                                             SHARES       VALUE (000)
--------------------------------------------------------------------------------
FOREIGN COMMON STOCKS -- 85.0%
  CANADA -- 2.1%
   Nortel Networks                                      150,400        $   8,169
                                                                       ---------
  CHINA -- 2.9%
   China Telecom*                                     1,551,000           11,595
                                                                       ---------
  FINLAND -- 1.9%
   Nokia                                                145,832            7,627
                                                                       ---------
  FRANCE -- 14.0%
   Aventis                                              210,300           13,739
   Carrefour                                             58,200            4,138
   STMicroelectronics ADR                               174,255           10,434
   Television Francaise                                   5,500            3,557
   Total Fina Elf                                        77,400           12,253
   Vivendi                                              110,330           11,892
                                                                       ---------
                                                                          56,013
                                                                       ---------
  GERMANY -- 9.0%
   Allianz                                               26,200            9,504
   Deutsche Bank                                        109,900            8,529
   Epcos*                                                34,100            4,203
   SAP                                                    4,500            2,396
   Siemens                                               37,330            5,556
   Veba                                                 115,000            5,928
                                                                       ---------
                                                                          36,116
                                                                       ---------
  HONG KONG -- 1.3%
   Hutchison Whampoa                                    441,100            5,095
                                                                       ---------
  ITALY -- 3.9%
   Mediaset                                             562,410            8,751
   Telecom Italia Mobile                                645,000            6,753
                                                                       ---------
                                                                          15,504
                                                                       ---------
  JAPAN -- 17.8%
   Aiful                                                 14,350            1,261
   Fuji Bank                                            912,000            7,050
   Fujitsu                                              273,000            7,727
   Japan Telecom                                             69            3,029
   Matsushita Communications                             37,000            3,983
   Murata Manufacturing                                  23,000            3,970


--------------------------------------------------------------------------------
DESCRIPTION                                              SHARES      VALUE (000)
--------------------------------------------------------------------------------
   Nikko Securities                                     540,000        $   5,001
   Nippon System Development                              3,800              344
   Nippon Telegraph & Telephone                             400            4,751
   Nomura Securities                                    129,000            2,957
   NTT DoCoMo                                               350            9,029
   Shohkoh Fund                                           9,370            2,017
   Softbank                                               8,600            1,317
   Softbank New*                                         17,200            2,578
   Sony                                                  45,800            4,144
   Takeda Chemical Industries                           111,000            7,571
   Yahoo Japan*                                              14            4,599
                                                                       ---------
                                                                          71,328
                                                                       ---------
  MEXICO -- 0.9%
   Telefonos de Mexico ADR,
      Series L                                           71,110            3,462
                                                                       ---------
  NETHERLANDS -- 12.6%
   Ahold                                                166,522            4,719
   Gucci Group ADR                                       57,210            4,899
   ING Groep                                             35,800            2,151
   KPN                                                  177,200           16,077
   Philips Electronics                                  159,404            7,151
   Unilever                                             149,377            7,624
   VNU                                                  153,000            7,844
   Wolters Kluwer                                         3,802               93
                                                                       ---------
                                                                          50,558
                                                                       ---------
  SINGAPORE -- 0.5%
   DBS Group Holdings                                   194,525            1,943
                                                                       ---------
  SOUTH KOREA -- 2.0%
   H&CB                                                   5,111               91
   Korea Telecom ADR                                     73,600            2,723
   Samsung Electronics GDR 144A                          32,500            5,241
                                                                       ---------
                                                                           8,055
                                                                       ---------
  SPAIN -- 1.0%
   Telefonica*                                          200,999            4,145
                                                                       ---------
  SWEDEN -- 3.5%
   Ericsson, Series B                                   597,600           12,204
   Skandinaviska Enskilda Banken                        156,426            1,715
                                                                       ---------
                                                                          13,919
                                                                       ---------

                                                               BOSTON 1784 FUNDS

================================================================================

--------------------------------------------------------------------------------
DESCRIPTION                                             SHARES       VALUE (000)
--------------------------------------------------------------------------------
  TAIWAN -- 1.2%
   Taiwan Semiconductor ADR                             140,812         $  4,972
                                                                        --------
  UNITED KINGDOM -- 10.4%
   Cable & Wireless                                     378,370            6,330
   CMG 316,800                                            4,435
   Glaxo Wellcome                                       262,542            7,445
   Lloyds TSB Group                                       1,558               17
   Shell Transportation
      & Trading                                       1,001,200            8,311
   Vodafone AirTouch                                  3,274,890           14,986
                                                                        --------
                                                                          41,524
                                                                        --------
TOTAL FOREIGN COMMON STOCKS
   (Cost $280,823)                                                       340,025
                                                                        --------


--------------------------------------------------------------------------------
DESCRIPTION                                            PAR (000)     VALUE (000)
--------------------------------------------------------------------------------
REPURCHASE AGREEMENT -- 11.5%
   JP Morgan
      6.35%, dated 05/31/00, matures
      06/01/00, repurchase price
      $46,048,121 (collateralized by
      U.S. Treasury Instruments,
      total market value:
      $46,960,800) (A)                                  $46,040         $ 46,040
                                                                        --------
TOTAL REPURCHASE AGREEMENT
   (Cost $46,040)                                                         46,040
                                                                        --------
TOTAL INVESTMENTS -- 96.5%
   (Cost $326,863)                                                      $386,065
                                                                        --------

* NON-INCOME PRODUCING SECURITY

(A) TRI-PARTY REPURCHASE AGREEMENTS

ADR-- AMERICAN DEPOSITARY RECEIPT

GDR--GLOBAL DEPOSITARY RECEIPT




    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

AS OF MAY 31, 2000
STATEMENT OF ASSETS AND LIABILITIES (000)
================================================================================

                                                      BOSTON 1784 INTERNATIONAL
                                                             EQUITY FUND
                                                     ---------------------------
ASSETS:
  INVESTMENTS AT VALUE (COST $326,863)                        $386,065
  FOREIGN CURRENCY (COST $1,317)                                 1,325
  INCOME AND RECLAIM RECEIVABLE                                  1,083
  INVESTMENT SECURITIES SOLD                                    11,695
  CAPITAL SHARES SOLD                                           13,594
                                                              --------
    TOTAL ASSETS                                               413,762
                                                              --------

LIABILITIES:
  UNREALIZED DEPRECIATION ON FOREIGN CURRENCY CONTRACTS            148
  INVESTMENT SECURITIES PURCHASED                                1,454
  CAPITAL SHARES REDEEMED                                        9,847
  ACCRUED EXPENSES PAYABLE                                         479
  PAYABLE TO CUSTODIAN                                           1,755
  OTHER LIABILITIES                                                 16
                                                              --------
    TOTAL LIABILITIES                                           13,699
                                                              --------
    TOTAL NET ASSETS                                          $400,063
                                                              ========

NET ASSETS:
  CAPITAL SHARES (UNLIMITED AUTHORIZATION --
    NO PAR VALUE) BASED ON 33,250,386
    OUTSTANDING SHARES OF BENEFICIAL INTEREST                  328,412
  UNDISTRIBUTED NET INVESTMENT INCOME                              294
  ACCUMULATED NET REALIZED GAIN ON INVESTMENTS                  12,272
  NET UNREALIZED APPRECIATION ON INVESTMENTS                    59,202
  NET UNREALIZED DEPRECIATION ON FORWARD FOREIGN
    CURRENCY CONTRACTS, FOREIGN CURRENCY AND TRANSLATION
    OF OTHER ASSETS AND LIABILITIES IN FOREIGN CURRENCY           (117)
                                                              --------
    TOTAL NET ASSETS                                          $400,063
                                                              ========
NET ASSET VALUE, OFFERING, AND REDEMPTION PRICE PER SHARE      $ 12.03
                                                              ========

 THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

                                                               BOSTON 1784 FUNDS

================================================================================











                       THIS PAGE INTENTIONALLY LEFT BLANK

STATEMENTS OF OPERATIONS (000)

================================================================================
FOR THE YEAR ENDED MAY 31, 2000

                                                                      BOSTON                                     BOSTON
                                                  BOSTON               1784               BOSTON                  1784
                              BOSTON               1784            INSTITUTIONAL           1784               INSTITUTIONAL
                               1784            U.S. TREASURY       U.S. TREASURY           PRIME                  PRIME
                             TAX-FREE             MONEY               MONEY                MONEY                  MONEY
                           MONEY MARKET           MARKET              MARKET              MARKET                 MARKET
                               FUND                FUND                FUND                FUND                   FUND
===========================================================================================================================
INCOME:
 INTEREST INCOME               $37,367           $20,298             $265,039             $9,581                $47,008
 DIVIDEND INCOME                    --                --                   --                 --                     --
 LESS: FOREIGN TAXES WITHHELD       --                --                   --                 --                     --
                               -------           -------             --------             ------                -------
 TOTAL INCOME                   37,367            20,298              265,039              9,581                 47,008
                               -------           -------             --------             ------                -------
EXPENSES:
 INVESTMENT ADVISORY FEES        3,997             1,505                9,736                682                  1,666
 LESS: WAIVER OF INVESTMENT
   ADVISORY FEES                    --              (153)                  --               (136)                   (24)
 ADMINISTRATOR FEES                646               244                3,148                110                    538
 SHAREHOLDER SERVICING FEES         --               376                   --                170                     --
 12B-1 FEES                         --                --                   --                 --                     --
 LESS: WAIVER OF 12B-1 FEES         --                --                   --                 --                     --
 TRANSFER AGENT FEES & EXPENSES    161               360                  541                222                    130
 REGISTRATION FEES                  15                 6                  157                  5                     32
 TRUSTEE FEES                       25                 9                  118                  4                     21
 PRINTING                           47                17                  210                  7                     46
 PROFESSIONAL FEES                  72                27                  306                 11                     53
 CUSTODIAN FEES                     38                40                  225                 18                     45
 OTHER EXPENSES                     25                15                  309                 15                     (7)
                               -------           -------             --------             ------                -------
 TOTAL EXPENSES, NET
   OF WAIVERS                    5,026             2,446               14,750              1,108                  2,500
                               -------           -------             --------             ------                -------
NET INVESTMENT INCOME (LOSS)    32,341            17,852              250,289              8,473                 44,508
                               -------           -------             --------             ------                -------
 NET REALIZED GAIN (LOSS)
   ON INVESTMENTS                   --                --                   --                 --                      1
 NET REALIZED GAIN (LOSS) FROM
   FORWARD FOREIGN
   CURRENCY CONTRACTS AND
   FOREIGN CURRENCY
   TRANSACTIONS                     --                --                   --                 --                     --
 NET CHANGE IN UNREALIZED
   APPRECIATION (DEPRECIATION)
   ON INVESTMENTS                   --                --                   --                 --                     --
 NET CHANGE IN UNREALIZED
   DEPRECIATION ON FORWARD
   FOREIGN CURRENCY CONTRACTS,
   FOREIGN CURRENCIES AND
   TRANSLATION OF OTHER
   ASSETS AND LIABILITIES IN
   FOREIGN CURRENCY                 --                --                   --                 --                     --
                               -------           -------             --------             ------                -------
NET REALIZED AND UNREALIZED
   GAIN (LOSS) ON INVESTMENTS
   AND FOREIGN CURRENCY             --                --                   --                 --                      1
                               -------           -------             --------             ------                -------
NET INCREASE (DECREASE) IN
   NET ASSETS RESULTING FROM
   OPERATIONS                  $32,341           $17,852             $250,289             $8,473                $44,509
                               =======           =======             ========             ======                =======




                                                                                 BOSTON
                                                                                  1784
                                     BOSTON                                  U.S. GOVERNMENT
                                      1784               BOSTON                  MEDIUM-
                                  SHORT-TERM              1784                    TERM
                                    INCOME               INCOME                  INCOME
                                     FUND                 FUND                    FUND
===============================================================================================
INCOME:
 INTEREST INCOME                       $8,893           $21,991                 $16,660
 DIVIDEND INCOME                          --                 --                      --
 LESS: FOREIGN TAXES WITHHELD             --                 --                      --
                                       ------           -------                 -------
 TOTAL INCOME                           8,893            21,991                  16,660
                                       ------           -------                 -------
EXPENSES:
 INVESTMENT ADVISORY FEES                 728             2,458                   1,962
 LESS: WAIVER OF INVESTMENT
   ADVISORY FEES                           --              (179)                   (158)
 ADMINISTRATOR FEES                        94               215                     171
 SHAREHOLDER SERVICING FEES                --                --                      --
 12B-1 FEES                               364               830                     663
 LESS: WAIVER OF 12B-1 FEES              (364)             (830)                   (663)
 TRANSFER AGENT FEES & EXPENSES            84                82                      72
 REGISTRATION FEES                          3                 6                       5
 TRUSTEE FEES                               4                 8                       6
 PRINTING                                   6                13                      11
 PROFESSIONAL FEES                         11                22                      17
 CUSTODIAN FEES                            11                20                      16
 OTHER EXPENSES                            (6)               12                      19
                                       ------           -------                 -------
 TOTAL EXPENSES, NET
   OF WAIVERS                             935             2,657                   2,121
                                       ------           -------                 -------
NET INVESTMENT INCOME (LOSS)            7,958            19,334                  14,539
                                       ------           -------                 -------
 NET REALIZED GAIN (LOSS)
   ON INVESTMENTS                      (1,722)          (12,807)                 (4,192)
 NET REALIZED GAIN (LOSS) FROM
   FORWARD FOREIGN
   CURRENCY CONTRACTS AND
   FOREIGN CURRENCY
   TRANSACTIONS                            --                --                      --
 NET CHANGE IN UNREALIZED
   APPRECIATION (DEPRECIATION)
   ON INVESTMENTS                      (1,324)           (2,734)                 (5,692)
 NET CHANGE IN UNREALIZED
   DEPRECIATION ON FORWARD
   FOREIGN CURRENCY CONTRACTS,
     FOREIGN CURRENCIES AND
     TRANSLATION OF OTHER
     ASSETS AND LIABILITIES IN
   FOREIGN CURRENCY                        --                --                      --
                                      -------           -------                 -------
NET REALIZED AND UNREALIZED
  GAIN (LOSS) ON INVESTMENTS
  AND FOREIGN CURRENCY                 (3,046)          (15,541)                 (9,884)
                                      -------           -------                 -------
NET INCREASE (DECREASE) IN
 NET ASSETS RESULTING FROM
 OPERATIONS                            $4,912           $ 3,793                 $ 4,655
                                       ======           =======                 =======

                                                                                                                 BOSTON 1784 FUNDS

==================================================================================================================================

     BOSTON        BOSTON       BOSTON          BOSTON          BOSTON
      1784         1784          1784            1784           1784          BOSTON       BOSTON                       BOSTON
   TAX-EXEMPT    CONNECTICUT    FLORIDA      MASSACHUSETTS   RHODE ISLAND      1784         1784          BOSTON         1784
   MEDIUM-TERM    TAX-EXEMPT   TAX-EXEMPT      TAX-EXEMPT      TAX-EXEMPT      ASSET      GROWTH AND       1784       INTERNATIONAL
     INCOME        INCOME       INCOME          INCOME          INCOME      ALLOCATION     INCOME         GROWTH         EQUITY
      FUND          FUND         FUND            FUND            FUND          FUND         FUND            FUND          FUND
==================================================================================================================================
 $ 17,557          $ 9,099      $ 3,452       $13,405          $ 5,076        $1,561    $    782        $    901       $  1,997
       --               --           --            --               --           238       3,161             449          3,630
       --               --           --            --               --            --        (23)              --           (351)
 --------          -------      -------       -------          -------        ------    --------        --------       --------
   17,557            9,099        3,452        13,405            5,076         1,799       3,920           1,350          5,276
 --------          -------      -------       -------          -------        ------    --------        --------       --------

    2,453            1,266          488         1,866              701           399       4,040           1,827          4,618
     (204)            (124)         (64)         (174)             (73)           --          --              --             --
      215              111           43           163               61            35         353             159            298
       --               --           --            --               --            --          --              --             --
      829              428          165           630              237           135       1,365             617          1,154
     (829)            (428)        (165)         (630)            (237)         (135)     (1,365)           (617)        (1,154)
       92               74           36            86               48            64         236             112             96
        5                3            1             4                2             1           6               4              7
        8                4            2             6                2             1          13               6             11
       13                7            3            10                4             2          28              11             21
       22               10            4            17                6             3          49              18             32
       21               12            8            17                8            32          54              29            223
       28                6            7            22               (1)            4          30              10             31
 --------          -------      -------       -------          -------        ------    --------        --------       --------
    2,653            1,369          528         2,017              758           541       4,809           2,176          5,337
 --------          -------      -------       -------          -------        ------    --------        --------       --------
   14,904            7,730        2,924        11,388            4,318         1,258        (889)           (826)           (61)
 --------          -------      -------       -------          -------        ------    --------        --------       --------

   (6,305)          (1,938)        (659)       (1,141)          (1,026)        2,032      61,422         151,640*       134,839



       --               --           --            --               --            --          (6)              6           (519)


  (15,145)          (8,643)      (3,569)      (14,553)          (5,092)        2,832      59,237         (13,706)         8,065





       --               --           --            --               --            --          (2)             (1)           (54)
 --------          -------      -------       -------          -------        ------    --------        --------       --------

  (21,450)         (10,581)      (4,228)      (15,694)          (6,118)        4,864     120,651         137,939        142,331
 --------          -------      -------       -------          -------        ------    --------        --------       --------

 $ (6,546)         $(2,851)     $(1,304)      $(4,306)         $(1,800)       $6,122    $119,762        $137,113       $142,270
 ========          =======      =======       =======          =======        ======    ========        ========       ========

* ON APRIL 10, 2000 THE FUND HAD A REDEMPTION IN KIND WITH TOTAL PROCEEDS IN THE AMOUNT OF $69,327,239. THE NET REALIZED GAINS OF
  THE TRANSACTIONS O $32,145,987 WILL NOT BE REALIZED FOR TAX PURPOSES.

                         THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.


Statements of Changes in Net Assets (000)

====================================================================================================================================


                                                                                                 BOSTON
                                                       BOSTON              BOSTON                   1784                BOSTON
                                                        1784                1784               INSTITUTIONAL            1784
                                                      TAX-FREE         U.S. TREASURY           U.S. TREASURY           PRIME
                                                    MONEY MARKET        MONEY MARKET           MONEY MARKET         MONEY MARKET
                                                        FUND                FUND                   FUND                 FUND
====================================================================================================================================
                                                 6/1/99     6/1/98    6/1/99    6/1/98       6/1/99      6/1/98    6/1/99    6/1/98
                                                   TO          TO        TO        TO          TO          TO         TO        TO
                                                 5/31/00    5/31/99   5/31/00   5/31/99      5/31/00     5/31/99   5/31/00  5/31/99
------------------------------------------------------------------------------------------------------------------------------------
INVESTMENT ACTIVITIES:
  NET INVESTMENT INCOME                      $   32,341  $   31,358   $17,852  $ 17,274   $  250,289  $   199,476 $  8,473 $  7,370
  NET REALIZED GAIN (LOSS) ON INVESTMENTS            --          24        --         6           --           49       --       --
  NET CHANGE IN UNREALIZED DEPRECIATION
   ON INVESTMENTS                                    --          --        --        --           --           --       --       --

  NET INCREASE (DECREASE) IN NET ASSETS
   RESULTING FROM OPERATIONS                     32,341      31,382    17,852    17,280      250,289      199,525    8,473    7,370
                                             ----------  ---------- ---------  --------   ----------  ----------- --------   ------
DISTRIBUTIONS TO
  SHAREHOLDERS:
  NET INVESTMENT INCOME                         (32,341)    (31,358)  (17,864)  (17,274)    (250,480)    (199,476)  (8,479)  (7,370)
  REALIZED CAPITAL GAINS                             --          --        --        --           --           --       --       --
                                             ----------  ---------- ---------  --------   ----------  ----------- -------- --------
  TOTAL DISTRIBUTIONS                           (32,341)    (31,358)  (17,864)  (17,274)    (250,480)    (199,476)  (8,479)  (7,370)
                                             ----------  ---------- ---------  --------   ----------  ----------- -------- --------
SHARE TRANSACTIONS:
  PROCEEDS FROM SHARES ISSUED                 1,677,658   1,562,128   715,406   911,957   20,275,870   14,696,641  445,947  309,603
  REINVESTMENT OF CASH DISTRIBUTIONS              5,119       4,871    17,450    16,728       88,313       74,848    7,940    6,288
  COST OF SHARES REDEEMED                    (1,781,050) (1,605,367) (794,024) (910,573) (19,687,723) (14,711,302)(435,984)(278,301)
                                             ----------  ---------- ---------  --------   ----------  ----------- -------- --------
INCREASE (DECREASE) IN NET ASSETS FROM
  SHARE TRANSACTIONS                            (98,273)    (38,368)  (61,168)   18,112      676,460       60,187   17,903   37,590
                                             ----------  ---------- ---------  --------   ----------  ----------- -------- --------
  TOTAL INCREASE (DECREASE) IN NET ASSETS       (98,273)    (38,344)  (61,180)   18,118      676,269       60,236   17,897   37,590


NET ASSETS:
  BEGINNING OF PERIOD                           969,380   1,007,724   390,775   372,657    4,346,037    4,285,801  165,178  127,588
                                             ----------  ---------- ---------  --------   ----------  ----------- -------- --------
NET ASSETS:
  END OF PERIOD                                $871,107  $  969,380  $329,595  $390,775   $5,022,306   $4,346,037 $183,075 $165,178
                                             ==========  ========== =========  ========   ==========  =========== ======== ========
CAPITAL SHARE TRANSACTIONS:
  SHARES ISSUED                               1,677,658   1,562,128   715,406   911,957   20,275,870   14,696,641  445,946  309,603
  SHARES ISSUED IN LIEU OF CASH
    DISTRIBUTIONS                                 5,119       4,871    17,450    16,728       88,313       74,848    7,940    6,288
  SHARES REDEEMED                            (1,781,050) (1,605,367) (794,024) (910,573) (19,687,723) (14,711,302)(435,984)(278,301)
                                             ----------  ---------- ---------  --------   ----------  ----------- -------- --------
  NET INCREASE (DECREASE) IN CAPITAL SHARES     (98,273)    (38,368)  (61,168)   18,112      676,460       60,187   17,902   37,590
                                             ==========  ========== =========  ========   ==========  =========== ======== ========


                                                                                                          BOSTON 1784 FUNDS

      BOSTON                                                  BOSTON              BOSTON
       1784             BOSTON                                 1784                1784
   INSTITUTIONAL         1784              BOSTON         U.S. GOVERNMENT       TAX-EXEMPT
       PRIME          SHORT-TERM            1784            MEDIUM-TERM         MEDIUM-TERM
   MONEY MARKET         INCOME             INCOME             INCOME              INCOME
       FUND              FUND               FUND               FUND                FUND
=================================================================================================================
   6/1/99     6/1/98     6/1/99     6/1/98    6/1/99     6/1/98      6/1/99     6/1/98    6/1/99       6/1/98
    TO          TO         TO        TO        TO         TO          TO         TO         TO           TO
  5/31/00    5/31/99    5/31/00    5/31/99    5/31/00    5/31/99    5/31/00     5/31/99   5/31/00      5/31/99
----------------------------------------------------------------------------------------------------------------

$   44,508  $   24,188  $  7,958  $ 9,844   $  19,334   $  20,032   $ 14,539    $ 14,257  $ 14,904     $ 14,101
         1          (3)   (1,722)     605     (12,807)      4,091     (4,192)        434    (6,305)       6,046

        --          --    (1,324)  (1,760)     (2,734)    (12,468)    (5,692)     (4,968)  (15,145)      (7,281)
----------  ----------  --------  -------   ---------   ---------   --------    --------  --------     --------

    44,509      24,185     4,912    8,689       3,793      11,655      4,655       9,723    (6,546)      12,866
----------  ----------  --------  -------   ---------   ---------   --------    --------  --------     --------


   (44,503)    (24,188)   (7,979)  (9,843)    (20,155)    (20,031)   (14,001)    (14,256)  (14,919)     (14,101)
        --          --        --       --      (1,812)     (2,223)        --          --    (3,786)      (5,447)
----------  ----------  --------  -------   ---------   ---------   --------    --------  --------     --------
   (44,503)    (24,188)   (7,979)  (9,843)    (21,967)    (22,254)   (14,001)    (14,256)  (18,705)     (19,548)
----------  ----------  --------  -------   ---------   ---------   --------    --------  --------     --------

 8,100,869   4,471,716    23,616   42,172     102,704      69,930     36,434      71,574   106,799       88,484
    34,100      18,834     5,389    6,066       3,605       5,831      1,127       1,267     4,610        5,924
(7,955,263) (4,275,984)  (72,760) (68,308)  (121,374)    (114,522)   (62,477)    (44,246) (146,442)     (34,309)
----------  ----------  --------  -------   ---------   ---------   --------    --------  --------     --------

   179,706     214,566   (43,755) (20,070)    (15,065)    (38,761)   (24,916)     28,595   (35,033)      60,099
----------  ----------  --------  -------   ---------   ---------   --------    --------  --------     --------
   179,712     214,563   (46,822) (21,224)    (33,239)    (49,360)   (34,262)     24,062   (60,284)      53,417


   516,901     302,338   176,032  197,256     343,196     392,556    276,781     252,719   356,995      303,578
----------  ----------  --------  -------   ---------   ---------   --------    --------  --------     --------

$  696,613 $   516,901  $129,210 $176,032    $309,957    $343,196   $242,519    $276,781  $296,711     $356,995
=========  ==========   ======== ========    ========    ========   ========    ========  ========     ========

 8,100,869   4,471,716     2,380    4,164      10,684       6,813      3,932       7,383    10,897        8,401
    34,100      18,834       544      599         374         565        122         130       470          563
(7,955,263) (4,275,984)   (7,328)  (6,746)    (12,658)    (11,138)    (6,767)     (4,567)  (15,006)      (3,252)
----------  ----------  --------  -------   ---------   ---------   --------    --------  --------     --------
   179,706     214,566    (4,404)  (1,983)     (1,600)     (3,760)    (2,713)      2,946    (3,639)       5,712
========== ===========  ========  ========    ========  =========   =========   ========= ========     ========

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

Statements of Changes in Net Assets (000)


                                                     BOSTON                 BOSTON                 BOSTON
                                                      1784                   1784                    1784
                                                   CONNECTICUT              FLORIDA              MASSACHUSETTS
                                                   TAX-EXEMPT             TAX-EXEMPT              TAX-EXEMPT
                                                     INCOME                 INCOME                  INCOME
                                                      FUND                   FUND                    FUND
===========================================================================================================================
                                               6/1/99    6/1/98        6/1/99   6/1/98          6/1/99   6/1/98
                                                 TO        TO            TO       TO              TO       TO
                                               5/31/00   5/31/99       5/31/00  5/31/99         5/31/00  5/31/99
---------------------------------------------------------------------------------------------------------------------------

INVESTMENT ACTIVITIES:
  NET INVESTMENT INCOME (LOSS)              $  7,730   $ 7,408        $ 2,924  $ 2,504       $ 11,388   $ 10,113
  NET REALIZED GAIN (LOSS) ON INVESTMENTS     (1,938)    1,143           (659)     331         (1,141)     1,109
  NET REALIZED GAIN (LOSS) FROM FORWARD
   FOREIGN CURRENCY CONTRACTS AND
   FOREIGN CURRENCY TRANSACTIONS                  --        --             --       --             --         --
  NET CHANGE IN UNREALIZED APPRECIATION
   (DEPRECIATION) ON INVESTMENTS              (8,643)   (2,686)        (3,569)    (821)       (14,553)    (2,392)
  NET CHANGE IN UNREALIZED DEPRECIATION
   ON FOREIGN FORWARD CURRENCY CONTRACTS,
   FOREIGN CURRENCIES AND TRANSLATION OF
   OTHER ASSETS AND LIABILITIES IN
   FOREIGN CURRENCY                               --        --             --       --             --         --
                                            --------   -------       --------  -------       --------   --------
  NET INCREASE (DECREASE) IN NET ASSETS
   RESULTING FROM OPERATIONS                  (2,851)    5,865         (1,304)   2,014         (4,306)     8,830
                                            --------   -------       --------  -------       --------   --------
DISTRIBUTIONS TO
  SHAREHOLDERS:
  NET INVESTMENT INCOME                       (7,730)   (7,408)        (2,924)  (2,504)       (11,388)   (10,113)
  REALIZED CAPITAL GAINS                        (892)   (1,010)            --     (755)            --         --
                                            --------   -------       --------  -------       --------   --------
  TOTAL DISTRIBUTIONS                         (8,622)   (8,418)        (2,924)  (3,259)       (11,388)   (10,113)
                                            --------   -------       --------  -------       --------   --------
SHARE TRANSACTIONS:
  PROCEEDS FROM SHARES ISSUED                 44,297    68,008         18,910   22,210         73,630     98,037
  REINVESTMENT OF CASH DISTRIBUTIONS           2,383     2,159             36      767          3,001      3,049
  COST OF SHARES REDEEMED                    (74,030)  (21,996)       (22,360)  (4,729)       (97,668)   (38,069)
                                            --------   -------       --------  -------       --------   --------
INCREASE (DECREASE) IN NET ASSETS FROM
  SHARE TRANSACTIONS                         (27,350)   48,171         (3,414)  18,248        (21,037)    63,017
                                            --------   -------       --------  -------       --------   --------
  TOTAL INCREASE (DECREASE) IN NET ASSETS    (38,823)   45,618         (7,642)  17,003        (36,731)    61,734

NETASSETS:
  BEGINNING OF PERIOD                        187,725   142,107         68,796   51,793        267,871    206,137
                                            --------   -------       --------  -------       --------   --------
NETASSETS:
  END OF PERIOD                             $148,902  $187,725       $ 61,154  $68,796       $231,140   $267,871
                                            ========  ========       ========  =======       ========   ========
CAPITALSHARE TRANSACTIONS:
  SHARES ISSUED                                4,351     6,267          1,946    2,151          7,367      9,328
  SHARES ISSUED IN LIEU OF CASH DISTRIBUTIONS    233       198              4       74            301        291
  SHARES REDEEMED                             (7,282)   (2,025)        (2,312)    (458)        (9,812)    (3,627)
                                            --------   -------       --------  -------       --------   --------
  NET INCREASE (DECREASE) IN CAPITAL SHARES   (2,698)    4,440           (362)   1,767         (2,144)     5,992
                                            ========  ========       ========  =======       ========   ========



                                                                                               BOSTON 1784 FUNDS


               BOSTON
                1784               BOSTON                 BOSTON                                     BOSTON
            RHODE ISLAND            1784                   1784                BOSTON                 1784
             TAX-EXEMPT             ASSET               GROWTH AND              1784              INTERNATIONAL
               INCOME            ALLOCATION               INCOME               GROWTH                EQUITY
                FUND                FUND                   FUND                 FUND                  FUND
================================================================================================================
   6/1/99    6/1/98     6/1/99   6/1/98        6/1/99   6/1/98      6/1/99    6/1/98       6/1/99  6/1/98
      TO        TO         TO       TO            TO       TO          TO        TO           TO      TO
   5/31/00   5/31/99    5/31/00  5/31/99       5/31/00  5/31/99     5/31/00   5/31/99      5/31/00 5/31/99
-----------------------------------------------------------------------------------------------------------

  $ 4,318  $  3,915     $ 1,258 $ 1,326     $    (889) $    672   $    (826) $  (772)      $    (61)$   240
   (1,026)      721       2,032   1,850        61,422    52,160     151,640    4,766        134,839  35,279


       --        --          --      --            (6)      (25)          6       (2)          (519) (1,927)

   (5,092)   (1,395)      2,832    (262)       59,237   (28,015)    (13,706) (15,346)         8,065 (50,485)




       --        --          --      --            (2)       --          (1)      --            (54)  (2,062)
  -------  --------     -------  ------     ---------  --------   ---------  -------       -------- --------

   (1,800)    3,241       6,122   2,914       119,762   24,792     137,113  (11,354)       142,270   (18,955)
  -------  --------     -------  ------     ---------  --------   ---------  -------       -------- --------


   (4,319)   (3,915)     (1,354) (1,328)           --      (884)         --       --             --     (997)
     (404)     (663)     (1,564) (2,229)      (51,112)  (12,700)   (122,187)  (6,328)      (154,809)  (2,548)
  -------  --------     -------  ------     ---------  --------   ---------  -------       -------- --------
   (4,723)   (4,578)     (2,918) (3,557)      (51,112)  (13,584)   (122,187)  (6,328)      (154,809)  (3,545)
  -------  --------     -------  ------     ---------  --------   ---------  -------       -------- --------

   26,875    38,895      10,082  13,741        96,528   228,857     212,676  181,224        989,968  403,221
    1,003     1,283       2,703   3,400        48,645    12,381      68,726    4,590         89,585    1,744
  (34,450)  (13,565)    (17,634)(13,410)     (232,412) (257,027)   (296,477)*(240,206)   (1,056,704)(462,531)
  -------  --------     -------  ------     ---------  --------   ---------  -------       -------- --------

   (6,572)   26,613      (4,849)  3,731       (87,239)  (15,789)    (15,075) (54,392)        22,849  (57,566)
  -------  --------     -------  ------     ---------  --------   ---------  -------       -------- --------
  (13,095)   25,276      (1,645)  3,088       (18,589)   (4,581)       (149) (72,074)        10,310  (80,066)


  102,073    76,797      53,371  50,283       549,416   553,997     185,476  257,550        389,753  469,819
  -------  --------     -------  ------     ---------  --------   ---------  -------       --------  -------

 $ 88,978  $102,073     $51,726 $53,371     $ 530,827 $ 549,416   $ 185,327 $185,476     $  400,063 $389,753
 ========  ========     ======= =======     ========= =========   ========= ========     ========== ========


    2,683     3,644         648     913         4,089   10,493      14,007   16,196         65,600    31,211
      100       120         173     231         2,181      574       4,642      417          6,931       137
   (3,448)   (1,272)     (1,130)   (894)       (9,830) (11,791)    (19,458) (21,152)       (69,444   (35,496)
  -------  --------     -------  ------     ---------  --------   ---------  -------      --------  --------
     (665)    2,492        (309)    250        (3,560)    (724)       (809)  (4,539)         3,087    (4,148)
 ========  ========     ======= =======     ========= =========   ========= ========     ========== ========
*INCLUDES REDEMPTIONS OF $69,327,239 AS A RESULT OF THE REDEMPTION IN KIND ON APRIL 10, 2000.

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.



Financial Highlights

BOSTON 1784 MONEY MARKET FUNDS
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD
----------------------------------------------------------------------------------------------------------------------------------
                                                                                                                     RATIO OF
                                                                                          RATIO         RATIO     NET INVESTMENT
                       NET               DISTRI-   NET              NET      RATIO        OF NET      OF EXPENSES     INCOME
                      ASSET       NET    BUTIONS  ASSET            ASSETS   OF EXPEN-   INVESTMENT    TO AVERAGE    TO AVERAGE
                      VALUE     INVEST-  FROM NET VALUE             END OF   SES TO       INCOME      NET ASSETS    NET ASSETS
                    BEGINNING    MENT  INVESTMENT  END      TOTAL  PERIOD   AVERAGE     TO AVERAGE    (EXCLUDING    (EXCLUDING
                    OF PERIOD   INCOME    INCOME OF PERIOD RETURN   (000)   NET ASSETS   NET ASSETS     WAIVERS)      WAIVERS)
----------------------------------------------------------------------------------------------------------------------------------
BOSTON 1784 TAX-FREE MONEY MARKET FUND
 FOR THE YEAR ENDED
 MAY 31, 2000           $1.00     0.03   (0.03)   $1.00   3.30%$  871,107    0.50%        3.24%        0.50%         3.24%
 FOR THE YEAR ENDED
 MAY 31, 1999           $1.00     0.03   (0.03)   $1.00   3.01%$  969,380    0.51%        2.97%        0.51%         2.97%
 FOR THE YEAR ENDED
 MAY 31, 1998           $1.00     0.03   (0.03)   $1.00   3.33%$1,007,724    0.53%        3.28%        0.53%         3.28%
 FOR THE YEAR ENDED
 MAY 31, 1997           $1.00     0.03   (0.03)   $1.00   3.22%$  845,612    0.54%        3.17%        0.56%         3.15%
 FOR THE YEAR ENDED
 MAY 31, 1996           $1.00     0.03   (0.03)   $1.00   3.55%$  549,628    0.54%        3.49%        0.60%         3.43%
----------------------------------------------------------------------------------------------------------------------------------
BOSTON 1784 U.S. TREASURY MONEY MARKET FUND
 FOR THE YEAR ENDED
 MAY 31, 2000           $1.00     0.05   (0.05)   $1.00   4.89%$  329,595    0.65%        4.75%        0.69%         4.71%
 FOR THE YEAR ENDED
 MAY 31, 1999           $1.00     0.04   (0.04)   $1.00   4.55%$  390,775    0.65%        4.45%        0.72%         4.38%
 FOR THE YEAR ENDED
 MAY 31, 1998           $1.00     0.05   (0.05)   $1.00   5.02%$  372,657    0.65%        4.91%        0.70%         4.86%
 FOR THE YEAR ENDED
 MAY 31, 1997           $1.00     0.05   (0.05)   $1.00   4.86%$  390,294    0.64%        4.76%        0.72%         4.68%
 FOR THE YEAR ENDED
 MAY 31, 1996           $1.00     0.05   (0.05)   $1.00   5.16%$   78,999    0.64%        5.02%        0.75%         4.91%
----------------------------------------------------------------------------------------------------------------------------------
BOSTON 1784 INSTITUTIONAL
U.S. TREASURY MONEY MARKET FUND
 FOR THE YEAR ENDED
 MAY 31, 2000           $1.00     0.05   (0.05)   $1.00   5.26%$5,022,306    0.30%        5.15%        0.30%         5.15%
 FOR THE YEAR ENDED
 MAY 31, 1999           $1.00     0.05   (0.05)   $1.00   4.90%$4,346,037    0.31%        4.79%        0.31%         4.79%
 FOR THE YEAR ENDED
 MAY 31, 1998           $1.00     0.05   (0.05)   $1.00   5.36%$4,285,801    0.33%        5.24%        0.33%         5.24%
 FOR THE YEAR ENDED
 MAY 31, 1997           $1.00     0.05   (0.05)   $1.00   5.16%$2,591,487    0.33%        5.05%        0.34%         5.04%
 FOR THE YEAR ENDED
 MAY 31, 1996           $1.00     0.05   (0.05)   $1.00   5.45%$  644,733    0.32%        5.29%        0.39%         5.22%
----------------------------------------------------------------------------------------------------------------------------------


THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.


                                                                                                                BOSTON 1784 FUNDS

BOSTON 1784 MONEY MARKET FUNDS  (CONTINUED)
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD
---------------------------------------------------------------------------------------------------------------------------------
                                                                                                                     RATIO OF
                                                                                          RATIO         RATIO     NET INVESTMENT
                       NET               DISTRI-   NET              NET      RATIO        OF NET      OF EXPENSES     INCOME
                      ASSET       NET    BUTIONS  ASSET            ASSETS   OF EXPEN-   INVESTMENT    TO AVERAGE    TO AVERAGE
                      VALUE     INVEST-  FROM NET VALUE             END OF   SES TO       INCOME      NET ASSETS    NET ASSETS
                    BEGINNING    MENT  INVESTMENT  END      TOTAL  PERIOD   AVERAGE     TO AVERAGE    (EXCLUDING    (EXCLUDING
                    OF PERIOD   INCOME    INCOME OF PERIOD RETURN   (000)   NET ASSETS   NET ASSETS     WAIVERS)      WAIVERS)
----------------------------------------------------------------------------------------------------------------------------------
BOSTON 1784 PRIME MONEY MARKET FUND
 FOR THE YEAR ENDED
 MAY 31, 2000           $1.00     0.05   (0.05)     $1.00   5.10%$  183,075  0.65%         4.98%          0.73%       4.90%
 FOR THE YEAR ENDED
 MAY 31, 1999           $1.00     0.05   (0.05)     $1.00   4.78%$  165,178  0.65%         4.66%          0.73%       4.58%
 FOR THE YEAR ENDED
 MAY 31, 1998           $1.00     0.05   (0.05)     $1.00   5.16%$  127,588  0.65%         5.05%          0.70%       5.00%
 FOR THE PERIOD ENDED
 MAY 31, 1997 (1)       $1.00     0.02   (0.02)     $1.00   2.07%*$  123,099 0.65%         4.98%          0.75%       4.88%
 FOR THE YEAR ENDED
 DECEMBER 31, 1996      $1.00     0.05   (0.05)     $1.00   5.02%$   93,229  0.66%         4.85%          0.66%       4.85%
 FOR THE YEAR ENDED
 DECEMBER 31, 1995      $1.00     0.05   (0.05)     $1.00   5.49%$  156,532  0.62%         5.40%          0.62%       5.40%
----------------------------------------------------------------------------------------------------------------------------------

BOSTON 1784 INSTITUTIONAL PRIME MONEY MARKET FUND
 FOR THE YEAR ENDED
 MAY 31, 2000           $1.00     0.05   (0.05)   $1.00     5.43%$  696,613  0.30%         5.35%          0.30%       5.35%
 FOR THE YEAR ENDED
 MAY 31, 1999           $1.00     0.05   (0.05)   $1.00     5.10%$  516,901  0.30%         4.93%          0.35%       4.88%
 FOR THE PERIOD ENDED
 MAY 31, 1998 (2)       $1.00     0.03   (0.03)   $1.00     5.55%$  302,338  0.27%         5.36%          0.42%       5.21%
----------------------------------------------------------------------------------------------------------------------------------


 *  RETURN IS FOR THE PERIOD INDICATED AND HAS NOT BEEN ANNUALIZED.
(1) BOSTON 1784 PRIME MONEY MARKET FUND CHANGED ITS FISCAL YEAR END FROM DECEMBER 31 TO MAY 31. REFLECTS OPERATIONS FOR THE
    PERIOD FROM JANUARY 1, 1997 TO MAY 31, 1997.
(2) BOSTON 1784 INSTITUTIONAL PRIME MONEY MARKET FUND COMMENCED OPERATIONS ON NOVEMBER 5, 1997. ALL RATIOS FOR THE PERIOD,
    INCLUDING TOTAL RETURN, HAVE BEEN ANNUALIZED.

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.


Financial Highlights

BOSTON 1784 BOND FUNDS
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                RATIO OF
                                                                                                               NET INVEST-
                                                                                                     RATIO OF  MENT INCOME
                               REALIZED   DISTRIBU-                              RATIO     RATIO     EXPENSES      TO
               NET               AND       TIONS  DISTRIBU- NET          NET   OF EXPEN-  OF NET    TO AVERAGE  AVERAGE      PORT-
              ASSET     NET   UNREALIZED FROM NET  TIONS   ASSET        ASSETS SES TO   INVESTMENT  NET ASSETS    NET        FOLIO
              VALUE    INVEST- GAINS OR    INVEST-  FROM   VALUE        END OF  AVERAGE INCOME (LOSS)(EXCLUD-    ASSETS      TURN-
            BEGINNING   MENT  (LOSSES) ON  MENT    CAPITAL END OF TOTAL  PERIOD   NET   TO AVERAGE     ING    (EXCLUDING     OVER
            OF PERIOD  INCOME INVESTMENTS  INCOME   GAINS  PERIOD RETURN (000)  ASSETS  NET ASSETS   WAIVERS)   WAIVERS)     RATE
----------------------------------------------------------------------------------------------------------------------------------
BOSTON 1784 SHORT-TERM INCOME FUND
 FOR THE YEAR ENDED
 MAY 31, 2000   $10.02  0.54   (0.20)    (0.54)     --    $ 9.82  3.53%  $129,210  0.64%  5.47%       0.89%     5.22%      53.53%
 FOR THE YEAR ENDED
 MAY 31, 1999   $10.09  0.54   (0.07)    (0.54)     --    $10.02  4.70%  $176,032  0.64%  5.30%       0.89%     5.05%      36.57%
 FOR THE YEAR ENDED
 MAY 31, 1998   $ 9.98  0.57    0.11     (0.57)     --    $10.09  6.98%  $197,256  0.64%  5.67%       0.89%     5.42%      83.84%
 FOR THE YEAR ENDED
 MAY 31, 1997   $ 9.93  0.58    0.05     (0.58)     --    $ 9.98  6.47%  $194,033  0.65%  5.78%       0.93%     5.50%     128.11%
 FOR THE YEAR ENDED
 MAY 31, 1996   $10.09  0.60   (0.12)    (0.60)  (0.04)   $ 9.93  4.87%  $ 86,383  0.63%  5.87%       1.06%     5.44%      95.06%
----------------------------------------------------------------------------------------------------------------------------------
BOSTON 1784 INCOME FUND
 FOR THE YEAR ENDED
 MAY 31, 2000   $ 9.93  0.58   (0.47)    (0.58)  (0.05)   $ 9.41  1.25%  $309,957  0.80%  5.83%       1.10%     5.53%     128.81%
 FOR THE YEAR ENDED
 MAY 31, 1999   $10.25  0.55   (0.26)    (0.55)  (0.06)   $ 9.93  2.83%  $343,196  0.80%  5.37%       1.11%     5.06%      64.34%
 FOR THE YEAR ENDED
 MAY 31, 1998   $ 9.99  0.61    0.26     (0.61)     --    $10.25  8.88%  $392,556  0.80%  5.91%       1.11%     5.60%      79.09%
 FOR THE YEAR ENDED
 MAY 31, 1997   $ 9.90  0.63    0.17     (0.63)  (0.08)   $ 9.99  8.32%  $334,778  0.80%  6.31%       1.15%     5.96%      78.63%
 FOR THE YEAR ENDED
 MAY 31, 1996   $10.39  0.65   (0.37)    (0.65)  (0.12)   $ 9.90  2.64%  $235,022  0.80%  6.17%       1.20%     5.77%     100.51%
----------------------------------------------------------------------------------------------------------------------------------
BOSTON 1784 U.S. GOVERNMENT MEDIUM-TERM INCOME FUND
 FOR THE YEAR ENDED
 MAY 31, 2000   $ 9.45  0.49   (0.32)    (0.49)     --    $ 9.13  1.87%  $242,519  0.80%  5.49%       1.11%     5.18%      47.08%
 FOR THE YEAR ENDED
 MAY 31, 1999   $ 9.60  0.51   (0.15)    (0.51)     --    $ 9.45  3.73%  $276,781  0.80%  5.25%       1.12%     4.93%      47.85%
 FOR THE YEAR ENDED
 MAY 31, 1998   $ 9.37  0.55    0.23     (0.55)     --    $ 9.60  8.56%  $252,719  0.80%  5.80%       1.12%     5.48%      73.65%
 FOR THE YEAR ENDED
 MAY 31, 1997   $ 9.31  0.59    0.06     (0.59)     --    $ 9.37  7.16%  $209,141  0.79%  6.30%       1.16%     5.93%      98.22%
 FOR THE YEAR ENDED
 MAY 31, 1996   $ 9.57  0.61   (0.26)    (0.61)     --    $ 9.31  3.65%  $167,494  0.80%  6.23%       1.24%     5.79%     158.66%
----------------------------------------------------------------------------------------------------------------------------------

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

                                                                                                               BOSTON 1784 FUNDS

BOSTON 1784 TAX-EXEMPT INCOME FUNDS
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD
----------------------------------------------------------------------------------------------------------------------------------
                                                                                                                RATIO OF
                                                                                                               NET INVEST-
                                                                                                     RATIO OF  MENT INCOME
                               REALIZED   DISTRIBU-                              RATIO     RATIO     EXPENSES      TO
               NET                AND      TIONS  DISTRIBU- NET           NET   OF EXPEN-  OF NET    TO AVERAGE  AVERAGE     PORT-
              ASSET      NET  UNREALIZED FROM NET  TIONS   ASSET        ASSETS  SES TO   INVESTMENT  NET ASSETS   NET        FOLIO
              VALUE    INVEST-  GAINS OR   INVEST-  FROM   VALUE        END OF  AVERAGE   INCOME     (EXCLUD-    ASSETS      TURN-
            BEGINNING   MENT  (LOSSES) ON  MENT    CAPITAL END OF TOTAL  PERIOD   NET    TO AVERAGE     ING    (EXCLUDING    OVER
            OF PERIOD  INCOME INVESTMENTS  INCOME   GAINS  PERIOD RETURN (000)  ASSETS   NET ASSETS   WAIVERS)   WAIVERS)    RATE
----------------------------------------------------------------------------------------------------------------------------------
BOSTON 1784 TAX-EXEMPT MEDIUM-TERM INCOME FUND
 FOR THE YEAR ENDED
 MAY 31, 2000   $10.33  0.44    (0.62)    (0.44)  (0.11)  $ 9.60 (1.70)% $296,711  0.80%   4.50%      1.11%       4.19%      48.25%
 FOR THE YEAR ENDED
 MAY 31, 1999   $10.52  0.45    (0.01)    (0.45)  (0.18)  $10.33  4.24%  $356,995  0.80%   4.31%      1.11%       4.00%      68.58%
 FOR THE YEAR ENDED
 MAY 31, 1998   $10.18  0.48     0.44     (0.48)  (0.10)  $10.52  9.24%  $303,578  0.80%   4.62%      1.12%       4.30%      34.06%
 FOR THE YEAR ENDED
 MAY 31, 1997   $ 9.99  0.50     0.19     (0.50)     --   $10.18  7.74%  $250,526  0.80%   4.92%      1.17%       4.55%      33.24%
 FOR THE YEAR ENDED
 MAY 31, 1996   $10.14  0.51    (0.09)    (0.51)  (0.06)  $ 9.99  4.31%  $196,787  0.79%   4.90%      1.21%       4.48%      37.35%
---------------------------------------------------------------------------------------------------------------------------------
BOSTON 1784 CONNECTICUT TAX-EXEMPT INCOME FUND
 FOR THE YEAR ENDED
 MAY 31, 2000   $10.67  0.46    (0.62)    (0.46)  (0.05)  $10.00 (1.45)% $148,902  0.80%   4.52%      1.12%       4.20%      29.76%
 FOR THE YEAR ENDED
 MAY 31, 1999   $10.81  0.48    (0.08)    (0.48)  (0.06)  $10.67  3.72%  $187,725  0.80%   4.37%      1.12%       4.05%      19.10%
 FOR THE YEAR ENDED
 MAY 31, 1998   $10.38  0.50     0.45     (0.50)  (0.02)  $10.81  9.29%  $142,107  0.80%   4.66%      1.14%       4.32%      16.81%
 FOR THE YEAR ENDED
 MAY 31, 1997   $10.17  0.51     0.21     (0.51)     --   $10.38  7.26%  $103,104  0.76%   4.94%      1.17%       4.53%       4.28%
 FOR THE YEAR ENDED
 MAY 31, 1996   $10.27  0.53    (0.10)    (0.53)     --   $10.17  4.20%  $ 81,441  0.75%   5.02%      1.29%       4.48%      20.41%
----------------------------------------------------------------------------------------------------------------------------------
BOSTON 1784 FLORIDA TAX-EXEMPT INCOME FUND
 FOR THE YEAR ENDED
 MAY 31, 2000   $10.12  0.43    (0.61)    (0.43)     --   $ 9.51 (1.76)% $ 61,154  0.80%   4.44%      1.15%       4.09%      28.39%
 FOR THE YEAR ENDED
 MAY 31, 1999   $10.30  0.44    (0.04)    (0.44)  (0.14)  $10.12  3.88%  $ 68,796  0.80%   4.25%      1.14%       3.91%      10.88%
 FOR THE PERIOD ENDED
 MAY 31, 1998(1)$10.00  0.43     0.32     (0.43)  (0.02)  $10.30  7.63%* $ 51,793  0.80%   4.59%      1.19%       4.20%      21.35%
----------------------------------------------------------------------------------------------------------------------------------
 *  RETURN IS FOR THE PERIOD INDICATED AND HAS NOT BEEN ANNUALIZED.
(1) BOSTON 1784 FLORIDA TAX-EXEMPT INCOME FUND COMMENCED OPERATIONS ON JUNE 30, 1997. ALL RATIOS FOR THE PERIOD HAVE BEEN
    ANNUALIZED.


THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.


Financial Highlights
BOSTON 1784 TAX-EXEMPT INCOME FUNDS  (CONTINUED)
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD
----------------------------------------------------------------------------------------------------------------------------------
                                                                                                                 RATIO OF
                                                                                                                NET INVEST-
                                                                                                      RATIO OF  MENT INCOME
                               REALIZED   DISTRIBU-                               RATIO     RATIO     EXPENSES      TO
               NET                AND      TIONS  DISTRIBU- NET           NET    OF EXPEN-  OF NET   TO AVERAGE    AVERAGE    PORT-
              ASSET     NET   UNREALIZED  FROM NET  TIONS   ASSET        ASSETS  SES TO   INVESTMENT  NET ASSETS    NET       FOLIO
              VALUE    INVEST- GAINS OR    INVEST-  FROM   VALUE         END OF  AVERAGE   INCOME     (EXCLUD-     ASSETS     TURN-
            BEGINNING   MENT  (LOSSES) ON  MENT    CAPITAL END OF TOTAL  PERIOD    NET   TO AVERAGE     ING     (EXCLUDING    OVER
            OF PERIOD  INCOME INVESTMENTS  INCOME   GAINS  PERIOD RETURN (000)   ASSETS  NET ASSETS   WAIVERS)   WAIVERS)     RATE
----------------------------------------------------------------------------------------------------------------------------------
BOSTON 1784 MASSACHUSETTS TAX-EXEMPT INCOME FUND
 FOR THE YEAR ENDED
 MAY 31, 2000   $10.39  0.45    (0.61)    (0.45)    --    $ 9.78 (1.51)% $231,140   0.80%   4.52%       1.12%     4.20%      10.58%
 FOR THE YEAR ENDED
 MAY 31, 1999   $10.42  0.45    (0.03     (0.45)    --    $10.39  4.10%  $267,871   0.80%   4.32%       1.12%     4.00%       9.32%
 FOR THE YEAR ENDED
 MAY 31, 1998   $10.01  0.47     0.41     (0.47)    --    $10.42  8.91%  $206,137   0.80%   4.54%       1.14%     4.20%       6.45%
 FOR THE YEAR ENDED
 MAY 31, 1997   $ 9.78  0.47     0.23     (0.47)    --    $10.01  7.30%  $147,459   0.79%   4.74%       1.18%     4.35%       9.47%
 FOR THE YEAR ENDED
 MAY 31, 1996   $ 9.90  0.48    (0.12)    (0.48)    --    $ 9.78  3.64%  $106,619   0.80%   4.73%       1.28%     4.25%      47.00%
----------------------------------------------------------------------------------------------------------------------------------
BOSTON 1784 RHODE ISLAND TAX-EXEMPT INCOME FUND
 FOR THE YEAR ENDED
 MAY 31, 2000   $10.50  0.46    (0.64)    (0.46) (0.04)   $ 9.82 (1.70)% $ 88,978   0.80%   4.57%       1.13%     4.24%      22.17%
 FOR THE YEAR ENDED
 MAY 31, 1999   $10.62  0.47    (0.04)    (0.47) (0.08)   $10.50  4.11%  $102,073   0.80%   4.42%       1.13%     4.09%      12.44%
 FOR THE YEAR ENDED
 MAY 31, 1998   $10.31  0.49     0.35     (0.49) (0.04)   $10.62  8.28%  $ 76,797   0.80%   4.64%       1.16%     4.28%      13.79%
 FOR THE YEAR ENDED
 MAY 31, 1997   $10.06  0.50     0.25     (0.50)    --    $10.31  7.61%  $ 53,752   0.79%   4.88%       1.21%     4.46%       8.18%
 FOR THE YEAR ENDED
 MAY 31, 1996   $10.13  0.53    (0.07     (0.53)    --    $10.06  4.65%  $ 37,904   0.77%   5.16%       1.35%     4.58%      19.68%
-----------------------------------------------------------------------------------------------------------------------------------



THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.


                                                                                                                BOSTON 1784 FUNDS

BOSTON 1784 STOCK FUNDS
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD
----------------------------------------------------------------------------------------------------------------------------------
                                                                                                                RATIO OF
                                                                                                               NET INVEST-
                                                                                                     RATIO OF  MENT INCOME
                               REALIZED   DISTRIBU-                              RATIO     RATIO     EXPENSES   (LOSS)TO
               NET       NET      AND      TIONS   DISTRIBU- NET          NET  OF EXPEN-  OF NET     TO AVERAGE  AVERAGE     PORT-
              ASSET    INVEST- UNREALIZED FROM NET  TIONS   ASSET        ASSETS SES TO   INVESTMENT  NET ASSETS   NET        FOLIO
              VALUE     MENT   GAINS OR    INVEST-  FROM   VALUE         END OF AVERAGE INCOME (LOSS)(EXCLUD-    ASSETS      TURN-
            BEGINNING  INCOME (LOSSES) ON  MENT    CAPITAL END OF TOTAL  PERIOD   NET   TO AVERAGE     ING     (EXCLUDING     OVER
            OF PERIOD  (LOSS) INVESTMENTS  INCOME   GAINS  PERIOD RETURN (000)  ASSETS  NET ASSETS   WAIVERS)   WAIVERS)     RATE
----------------------------------------------------------------------------------------------------------------------------------
BOSTON 1784 ASSET ALLOCATION FUND
 FOR THE YEAR ENDED
 MAY 31, 2000   $14.97   0.39    1.37     (0.39)   (0.46)  $15.88 11.93% $ 51,726 1.00%   2.34%       1.25%     2.09%      52.60%
 FOR THE YEAR ENDED
 MAY 31, 1999   $15.16   0.38    0.48     (0.39)   (0.66)  $14.97  5.92% $ 53,371 0.96%   2.57%       1.21%     2.32%      49.78%
 FOR THE YEAR ENDED
 MAY 31, 1998   $13.40   0.37    2.30     (0.38)   (0.53)  $15.16 20.51% $ 50,283 0.98%   2.66%       1.23%     2.41%      47.83%
 FOR THE YEAR ENDED
 MAY 31, 1997   $12.31   0.34    1.44     (0.33)   (0.36)  $13.40 14.89% $ 35,522 1.07%   2.87%       1.37%     2.57%      23.60%
 FOR THE YEAR ENDED
 MAY 31, 1996   $10.99   0.31    1.61     (0.31)   (0.29)  $12.31 17.83% $ 16,831 1.25%   2.86%       1.90%     2.21%      39.56%
----------------------------------------------------------------------------------------------------------------------------------
BOSTON 1784 GROWTH AND INCOME FUND
 FOR THE YEAR ENDED
 MAY 31, 2000   $22.17  (0.03)   5.24        --    (2.37)  $25.01 24.78% $531,621 0.88%  (0.16)%      1.13%    (0.41)%     29.09%
 FOR THE YEAR ENDED
 MAY 31, 1999   $21.72   0.02    0.97     (0.04)   (0.50)  $22.17  4.65% $549,416 0.89%   0.12%       1.14%    (0.13)%     50.15%
 FOR THE YEAR ENDED
 MAY 31, 1998   $17.54   0.07    4.55     (0.09)   (0.35)  $21.72 26.71% $553,997 0.90%   0.36%       1.15%     0.11%      39.03%
 FOR THE YEAR ENDED
 MAY 31, 1997   $15.23   0.12    2.63     (0.11)   (0.33)  $17.54 18.33% $457,952 0.92%   0.77%       1.19%     0.50%      15.35%
 FOR THE YEAR ENDED
 MAY 31, 1996   $12.16   0.10    3.08     (0.11)   (0.00)  $15.23 26.32% $303,463 0.94%   0.78%       1.24%     0.48%      39.50%
----------------------------------------------------------------------------------------------------------------------------------


THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

Financial Highlights

BOSTON 1784 STOCK FUNDS (CONTINUED)
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD
----------------------------------------------------------------------------------------------------------------------------------
                                                                                                                RATIO OF
                                                                                                               NET INVEST-
                                                                                                     RATIO OF  MENT INCOME
                               REALIZED   DISTRIBU-                              RATIO     RATIO     EXPENSES  (LOSSES)TO
               NET       NET      AND      TIONS   DISTRIBU- NET          NET  OF EXPEN-  OF NET     TO AVERAGE  AVERAGE     PORT-
              ASSET    INVEST- UNREALIZED FROM NET  TIONS   ASSET        ASSETS SES TO   INVESTMENT  NET ASSETS   NET        FOLIO
              VALUE     MENT   GAINS OR    INVEST-  FROM   VALUE         END OF AVERAGE INCOME (LOSS)(EXCLUD-    ASSETS      TURN-
            BEGINNING  INCOME (LOSSES) ON  MENT    CAPITAL END OF TOTAL  PERIOD   NET   TO AVERAGE     ING     (EXCLUDING     OVER
            OF PERIOD  (LOSS) INVESTMENTS  INCOME   GAINS  PERIOD RETURN (000)  ASSETS  NET ASSETS   WAIVERS)   WAIVERS)     RATE
----------------------------------------------------------------------------------------------------------------------------------
BOSTON 1784 GROWTH FUND
 FOR THE YEAR ENDED
 MAY 31, 2000   $12.06  (0.06)   8.72       --    (8.00) $12.72  65.97% $185,556 0.88%    (0.33)%     1.13%     (0.58)%    79.38%
 FOR THE YEAR ENDED
 MAY 31, 1999   $12.93  (0.08)  (0.41)      --    (0.38) $12.06 (3.54)% $185,476 0.93%    (0.39)%     1.18%     (0.64)%    61.02%
 FOR THE YEAR ENDED
 MAY 31, 1998   $12.20  (0.05)   1.59       --    (0.81) $12.93 12.64%  $257,550 0.91%    (0.35)%     1.16%     (0.60)%    48.60%
 FOR THE YEAR ENDED
 MAY 31, 1997   $11.27   0.02    0.96    (0.05)   (0.00) $12.20  8.77%  $261,487 0.77%     0.17%      1.15%     (0.21)%    57.46%
 FOR THE PERIOD ENDED
 MAY 31, 1996(1)$10.00   0.02    1.25       --    (0.00) $11.27 12.70%* $46,026  0.20%     1.75%      1.73%      0.22%      0.00%
---------------------------------------------------------------------------------------------------------------------------------
BOSTON 1784 INTERNATIONAL EQUITY FUND
 FOR THE YEAR ENDED
 MAY 31, 2000   $12.92     --    4.56       --    (5.45) $12.03 36.46% $400,063  1.16%   (0.01)%      1.41%     (0.26)%    120.09%
 FOR THE YEAR ENDED
 MAY 31, 1999   $13.69     --   (0.66)   (0.03)   (0.08) $12.92 (4.85)%$389,753  1.20%     0.06%      1.45%     (0.19)%    115.83%
 FOR THE YEAR ENDED
 MAY 31, 1998   $13.20  (0.02)   0.80    (0.15)   (0.14) $13.69  6.19% $469,819  1.24%     0.04%      1.49%     (0.21)%    103.47%
 FOR THE YEAR ENDED
 MAY 31, 1997   $12.05   0.07    1.23    (0.09)   (0.06) $13.20 10.93% $503,048  1.27%     0.41%      1.52%      0.16%      22.88%
 FOR THE YEAR ENDED
 MAY 31, 1996   $10.41   0.11    1.85    (0.27)   (0.05) $12.05 19.08% $362,460  1.13%     0.76%      1.61%      0.28%      15.55%
-----------------------------------------------------------------------------------------------------------------------------------
 *  RETURN IS FOR THE PERIOD INDICATED AND HAS NOT BEEN ANNUALIZED.
(1) BOSTON 1784 GROWTH FUND COMMENCED OPERATIONS ON MARCH 28, 1996. ALL RATIOS FOR THE PERIOD HAVE BEEN ANNUALIZED.



THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

                                                              BOSTON 1784 FUNDS

may 31, 2000

Notes to Financial Statements

1. ORGANIZATION

Boston 1784 Tax-Free Money Market, Boston 1784 U.S. Treasury Money Market, Boston 1784 Institutional U.S. Treasury Money Market, Boston 1784 Prime Money Market, Boston 1784 Institutional Prime Money Market (the "Money Market Funds"), Boston 1784 Short-Term Income, Boston 1784 Income, Boston 1784 U.S. Government Medium-Term Income (the "Bond Funds"), Boston 1784 Tax-Exempt Medium-Term Income, Boston 1784 Connecticut Tax-Exempt Income, Boston 1784 Florida Tax-Exempt Income, Boston 1784 Massachusetts Tax-Exempt Income, Boston 1784 Rhode Island Tax-Exempt Income (the "Tax-Exempt Income Funds"), Boston 1784 Asset Allocation, Boston 1784 Growth and Income, Boston 1784 Growth and Boston 1784 International Equity Funds (the "Stock Funds") are portfolios of Boston 1784 Funds (the "Trust"). The Funds' prospectus provides a description of each Fund's investment objectives, policies and strategies. The assets of each Fund are segregated, and a shareholder's interest is limited to the Fund in which shares are held. The financial statements have been prepared in accordance with generally accepted accounting principles, which require the use of management's estimates. Actual results could differ from these estimates. See note 9 for information regarding the reorganization of the Funds after May 31, 2000.

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies followed by the Funds.

SECURITY VALUATION --
In valuing each of the Stock, Bond and Tax-Exempt Income Fund's assets, bonds and other fixed income securities are valued on the basis of valuations furnished by a pricing service, use of which has been approved by the Board of Trustees of the Trust. In making such valuations, the pricing services may employ methodologies that utilize actual market transactions, broker-dealer supplied valuations or other electronic data processing techniques.
     Equity securities listed on a domestic securities exchange for which quotations are readily available, including securities traded over the counter, are valued by a pricing service at the last quoted sale price on the principal exchange on which they are traded on valuation date, or, if there is no such reported sale on the valuation date, at the most recent quoted bid price.
    Equity securities which are primarily traded on a foreign exchange are generally valued by a pricing service at the preceding closing value on the exchange.
    Securities for which market quotations are not readily available are valued at their fair value as determined in good faith by the Board of Trustees of the Trust, or pursuant to procedures adopted by the Board subject to review by the Board of the resulting valuations.
     Investment securities of the Money Market Funds are stated at amortized cost, which approximates market value. Under this valuation method, purchase discounts and premiums are accreted and amortized ratably to maturity and are included in interest income.

May 31, 2000
Notes to Financial Statements (Continued)

FOREIGN CURRENCY TRANSACTIONS --
The books and records of the Funds are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars on the following basis:
     I. market value of investment securities, assets and liabilities at the current rate of exchange; and
    II. purchases and sales of investment securities, income and expenses at the relevant rates of exchange prevailing on the respective dates of such transactions. The Funds do not isolate that portion of gains and losses on investment securities that are due to changes in the foreign exchange rates from that due to changes in market prices of such securities.
     The Funds report certain foreign currency related transactions as components of unrealized and realized gains for financial reporting purposes, whereas such components are treated as ordinary income for federal income tax purposes.

SECURITY TRANSACTIONS AND INVESTMENT INCOME --
Security transactions are accounted for on the trade date of the security purchase or sale. Costs used in determining net realized capital gains and losses on the sale of securities are those of the specific securities sold, adjusted for the accretion and amortization of the purchase discounts and premiums during the respective holding period, with the exception of Boston 1784 U.S. Government Medium- Term Income Fund which does not accrete or amortize purchase discounts and premiums. Interest income is recorded on the accrual basis. Dividend income is recorded on ex-date.

REPURCHASE   AGREEMENTS  --
The Funds invest in tri-party repurchase agreements. Securities pledged as collateral for tri-party repurchase agreements are maintained in a segregated account by the broker's custodian bank until maturity of the repurchase agreements. Provisions of the agreements and procedures adopted by the Adviser ensure that the market value of the collateral, including accrued interest thereon, is sufficient in the event of default by the counterparty. If the counterparty defaults and the value of the collateral declines, or if the counterparty enters into insolvency proceedings, realization on the collateral by the Fund may be delayed or limited.

EXPENSES --
Expenses that are directly related to one of the Funds are charged directly to that Fund. Other operating expenses of the Trust are prorated to the Funds on the basis of relative net assets.

DISTRIBUTIONS TO SHAREHOLDERS --
The Money Market, Bond and Tax-Exempt Income Funds declare distributions from net investment income on a daily basis, payable on the first business day of the following month. Boston 1784 Asset Allocation and Boston 1784 Growth and Income Funds declare and pay dividends on a quarterly basis. Boston 1784 Growth Fund declares and pays dividends on a semi-annual basis. Boston 1784 International Equity Fund declares and pays dividends on an annual basis. Any net realized capital gains on sales of securities for a Fund are distributed to its shareholders at least annually.

                                                              BOSTON 1784 FUNDS

RECLASSIFICATION OF COMPONENTS OF NET ASSETS --
The timing and characterization of certain income and capital gains distributions are determined annually in accordance with federal tax regulations which may differ from generally accepted accounting principles. As a result, net investment income (loss) and net realized gain (loss) on investment transactions for the reporting period may differ from distributions during such period. These book/tax differences may be temporary or permanent in nature. To the extent these differences are permanent, they are charged or credited to paid-in-capital, accumulated net realized gain, or undistributed net investment income, as appropriate, in the period that the differences arise. Accordingly, the following permanent differences have been reclassified to/from the following accounts during the fiscal year ended May 31, 2000:

                                    ACCUMULATED   UNDISTRIBUTED
                                        NET            NET
                         PAID-IN-    REALIZED      INVESTMENT
                          CAPITAL   GAIN/(LOSS)   INCOME (LOSS)
BOSTON 1784 FUNDS          (000)      (000)          (000)
===============================================================================

U.S. Treasury Money
   Market Fund                $--    $   (6)          $ 6
Institutional U.S. Treasury
   Money Market Fund           --       (48)           48
Income Fund                    --       (53)           53
Tax-Exempt Medium-Term
   Income Fund                 --         1            (1)
Growth and Income Fund         --      (885)          885
Growth Fund                32,147   (32,975)          828
International Equity Fund  (2,194)   (1,265)        3,459


FEDERAL INCOME TAXES --
The Trust's policy is to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. Accordingly, no provision for federal income taxes is required in the financial statements. The Funds may be subject to taxes imposed by countries in which they invest with respect to their investments in issuers existing or operating in such countries. Such taxes are generally based on either income earned or repatriated. The Funds accrue such taxes when related income is earned.

In order to fulfill redemption requests, the Boston 1784 Growth Fund transferred appreciated securities in the amount of $69, 327,239 during the year. For purposes of generally accepted accounting principles, this transaction is treated as a sale of securities and a gain is recognized based on the market value of the securities on the date of the in-kind transfer. For tax purposes, the securities transferred in-kind keep their original cost basis and no gains are recognized. The result is permanent difference of $32,145,987 related to the gains recognized on books, but not for tax purposes.

OTHER --
Some countries in which the Funds invest require governmental approval for the repatriation of investment income, capital or the proceeds of sales of securities by foreign investors. In addition, for various reasons, including a deterioration in a country's balance of payments, a country may impose temporary restrictions on foreign capital remittances abroad.

MAY 31, 2000

   The security exchanges of certain foreign markets are substantially smaller, less liquid and more volatile than the major securities markets in the United States. Consequently, acquisition and disposition of securities by the Funds may be inhibited.

3. INVESTMENT ADVISORY AND CUSTODIAL SERVICES
Pursuant to an investment advisory agreement dated June 1, 1993, investment advisory services are provided to the Trust by Fleet National Bank (formerly known as Bank-Boston, N.A.) (the "Adviser"). The Adviser is entitled to receive a fee of 0.40% of the average daily net assets of Boston 1784 Tax-Free Money Market, Boston 1784 U.S. Treasury Money Market, and Boston 1784 Prime Money Market Funds, 0.20% of the average daily net assets of Boston 1784 Institutional U.S. Treasury Money Market and Boston 1784 Institutional Prime Money Market Funds. 0.50% of the average daily net assets of Boston 1784 Short-Term Income Fund, 0.74% of the average daily net assets of Boston 1784 Income, Boston 1784 U.S. Government Medium-Term Income, Boston 1784 Tax-Exempt Medium-Term Income, Boston 1784 Connecticut Tax-Exempt Income, Boston 1784 Florida Tax-Exempt Income, Boston 1784 Massachusetts Tax-Exempt Income, Boston 1784 Rhode Island Tax-Exempt Income, Boston 1784 Asset Allocation, Boston 1784 Growth and Income and Boston 1784 Growth Funds. Such fees are computed daily and paid monthly. The Adviser has voluntarily agreed to waive a portion of its fee as necessary to assist the Funds in maintaining competitive expense ratios. Boston 1784 International Equity Fund has entered into separate investment advisory agreements (each an "Advisory Agreement") with the Adviser and with Oechsle International Advisors, LLC ("Oechsle"). The Advisory Agreement with Fleet National Bank (formerly BankBoston, N.A.) is dated as of November 28, 1994; the Advisory Agreement with Oechsle is dated as of February 7, 2000. The International Advisers are entitled to receive an aggregate fee of 1.00% of the average daily net assets of Boston 1784 International Equity Fund. Such fee is computed daily and paid monthly.
     The Trust and Investors Bank and Trust Company ("IBT") are parties to a custodial agreement dated September 30, 1998 under which IBT holds cash, securities and other assets of the Trust as required by the Investment Company Act of 1940, as amended. Effective October 1, 1998, IBT is entitled to receive an annual fee, to be paid monthly, of 0.005% of the market value of each Fund's assets. In the capacity as custodian to the Trust, IBT plays no role in determining the investment policies of the Trust or which securities are to be purchased or sold by the Funds.

4. ADMINISTRATIVE AND DISTRIBUTION SERVICES
Pursuant to an administration agreement dated December 1, 1996, SEI Investments Mutual Funds Services, a wholly-owned subsidiary of SEI Investments Company, acts as the Trust's Administrator, and is entitled to receive an annual fee of 0.085% of the Trust's first $5 billion of average daily net assets and 0.045% of the Trust's average daily net assets over $5 billion. Such fee is computed daily and paid monthly.
    SEI Investments Distribution Co. ("SEI Investments"), a wholly-owned subsidiary of SEI Investments Company, became the Trust's

                                                              BOSTON 1784 FUNDS

Distributor pursuant to a distribution agreement dated June 1, 1993, as amended and restated October 27, 1995. The Trust has adopted a distribution plan with respect to each of the Bond, Tax-Exempt Income and stock Funds pursuant to Rule 12b-1 under the Investment Company Act of 1940, as amended (collectively, the "Plan"). The Distribution Agreement and the Plan provide that the Trust will pay the Distributor a fee, calculated daily and paid monthly, at an annual rate of 0.25% of the average daily net assets of each of the Bond, Tax-Exempt Income and Stock Funds. The Distributor agreed to voluntarily waive all of its 12b-1 distribution fee for the year ended May 31, 2000.
   Pursuant to a Shareholder Services Agreement dated December 1, 1996, Fleet National Bank provides certain shareholder services to Boston 1784 U.S. Treasury Money Market Fund and Boston 1784 Prime Money Market Fund and receives compensation, computed daily and paid monthly, at an annual rate of 0.10% of the average daily net assets of each such Fund. Fleet National Bank provides shareholder services to the other Boston 1784 Funds presented in this report, for which it does not receive compensation.
   Certain officers of the Trust are also officers of the Administrator. Such officers are paid no fees by the Trust.
   The Trust has paid legal fees to a law firm of which the Secretary of the Trust is a member.

5. INVESTMENT TRANSACTIONS
The cost of security purchases and the proceeds from the sale of securities, other than temporary cash investments, for the year ended May 31, 2000, are as presented below for the Bond, Tax-Exempt Income and Stock Funds.


FUND INVESTMENT TRANSACTIONS (000):
                                                                 PURCHASES                          SALES
=================================================================================================================
                                                     U.S. GOVERNMENT                  U.S. GOVERNMENT
FOR THE YEAR ENDED MAY 31, 2000                        SECURITIES       OTHER           SECURITIES        OTHER
=================================================================================================================
BOSTON 1784 SHORT-TERM INCOME FUND                     $ 30,301       $ 34,942          $ 27,936        $ 73,055
BOSTON 1784 INCOME FUND                                 261,015        129,696           224,281         184,596
BOSTON 1784 U.S. GOVERNMENT
   MEDIUM-TERM INCOME FUND                               99,043          2,539           136,192           2,076
BOSTON 1784 TAX-EXEMPT MEDIUM-TERM INCOME FUND               --        152,557                --         201,955
BOSTON 1784 CONNECTICUT TAX-EXEMPT INCOME FUND               --         48,470                --          76,534
BOSTON 1784 FLORIDA TAX-EXEMPT INCOME FUND                   --         17,290                --          19,899
BOSTON 1784 MASSACHUSETTS TAX-EXEMPT INCOME FUND             --         24,571                --          37,179
BOSTON 1784 RHODE ISLAND TAX-EXEMPT INCOME FUND              --         19,780                --          30,821
BOSTON 1784 ASSET ALLOCATION FUND                         9,367         16,582            11,676          23,057
BOSTON 1784 GROWTH AND INCOME FUND                           --        154,324                --         281,078
BOSTON 1784 GROWTH FUND                                      --        178,464                --         312,922
BOSTON 1784 INTERNATIONAL EQUITY FUND                        --        518,891                --         684,629


MAY 31, 2000
Notes to Financial Statements (Continued)

At May 31, 2000, the following Funds have capital loss carryforwards (000):


                                                   EXPIRATION  2002      2003   2004   2005   2006    2007 2008
================================================================================================================

BOSTON 1784 TAX-FREE MONEY MARKET FUND                         $ --     $ --   $ --    $104   $ 10     --   $ --
BOSTON 1784 PRIME MONEY MARKET FUND                              23       --     --      --     --      1     --
BOSTON 1784 INSTITUTIONAL PRIME MONEY
MARKET FUND                                                      --       --     --      --     --     --      2
BOSTON 1784 SHORT-TERM INCOME FUND                           10,934      324    282     309     --     --    114
BOSTON 1784 INCOME FUND                                          --       --     --      --     --     --  4,810
BOSTON 1784 U.S. GOVERNMENT
   MEDIUM-TERM INCOME FUND                                       --    3,311     --   1,867     --     --  1,374
BOSTON 1784 TAX-EXEMPT MEDIUM-TERM
INCOME FUND                                                      --       --     --      --     --     --  2,337
BOSTON 1784 MASSACHUSETTS TAX-EXEMPT
INCOME FUND                                                      --       --     --      74     --     --     53

     At May 31, 2000, the total cost of securities for Federal income tax purposes was not materially different from amounts reported for financial reporting purposes. The aggregate gross unrealized gains or losses on securities at May 31, 2000 for the Bond, Tax-Exempt Income and Stock Funds are as follows
(000):

                                                        AGGREGATE        AGGREGATE
                                                          GROSS            GROSS            NET
                                                       UNREALIZED       UNREALIZED      UNREALIZED
                                                          GAINS           LOSSES      GAINS/(LOSSES)
================================================================================================================
BOSTON 1784 SHORT-TERM INCOME FUND                    $      10       $ ( 1,850)        $ (1,840)
BOSTON 1784 INCOME FUND                                     556         (10,457)          (9,901)
BOSTON 1784 U.S. GOVERNMENT
   MEDIUM-TERM INCOME FUND                                  632          (7,155)          (6,523)
BOSTON 1784 TAX-EXEMPT MEDIUM-TERM INCOME FUND            1,014          (9,492)          (8,478)
BOSTON 1784 CONNECTICUT TAX-EXEMPT INCOME FUND              840          (5,492)          (4,652)
BOSTON 1784 FLORIDA TAX-EXEMPT INCOME FUND                   76          (2,548)          (2,472)
BOSTON 1784 MASSACHUSETTS TAX-EXEMPT INCOME FUND          1,070          (9,576)          (8,506)
BOSTON 1784 RHODE ISLAND TAX-EXEMPT INCOME FUND             442          (3,675)          (3,233)
BOSTON 1784 ASSET ALLOCATION FUND                        12,226          (1,436)          10,790
BOSTON 1784 GROWTH AND INCOME FUND                      294,764          (5,090)         289,674
BOSTON 1784 GROWTH FUND                                  57,900         (16,066)          41,834
BOSTON 1784 INTERNATIONAL EQUITY FUND                    77,104         (17,902)          59,202

                                                       100

                                                             BOSTON 1784 FUNDS

6. CONCENTRATION OF CREDIT RISK

Boston 1784 Tax-Free Money Market, Boston 1784 Tax-Exempt Medium-Term Income, Boston 1784 Connecticut Tax-Exempt Income, Boston 1784 Florida Tax-Exempt Income, Boston 1784 Massachusetts Tax-Exempt Income and Boston 1784 Rhode Island Tax-Exempt Income Funds invest in debt instruments of municipal issuers. The issuers' ability to meet their obligations may be affected by economic developments in a specific state or region. Boston 1784 Connecticut Tax-Exempt Income, Boston 1784 Florida Tax-Exempt Income, Boston 1784 Massachusetts Tax-Exempt Income and Boston 1784 Rhode Island Tax-Exempt Income Funds invest primarily in obligations located in Connecticut, Florida, Massachusetts and Rhode Island, respectively.

7. LINE OF CREDIT

The Trust has entered into a Line of Credit Agreement. Pursuant to this agreement, the Trust has access to a $50 million uncommitted line of credit and a $20 million committed line of credit. The Trust is charged a commitment fee of
 .10% of the unused portion of the committed line of credit. Borrowings under the line are charged interest at the current overnight Federal Funds rate plus
0.50%. Each Fund is individually, and not jointly, liable for its particular advances under the line. For the year ended May 31, 2000, the following funds were borrowed under the agreement:


                                       WEIGHTED                        WEIGHTED
                         MAXIMUM        AVERAGE      INTEREST           AVERAGE
FUND                    BORROWING    LOAN BALANCE      PAID              RATE
================================================================================


INTERNATIONAL EQUITY  $13,500,000     $6,760,000      $5,268            5.99%

At May 31, 2000, there were no borrowings outstanding under the agreement.

MAY 31, 2000

8. FORWARD FOREIGN CURRENCY CONTRACTS

Boston 1784 International Equity Fund enters into forward foreign currency exchange contracts as hedges against specific transactions or portfolio positions. The aggregate principal amounts of the contracts are not recorded, as the Fund does not intend to hold the contracts to maturity. All commitments are "marked-to-market" daily at the applicable foreign exchange rate and any resulting unrealized gains or losses are recorded currently. The Fund realizes gains and losses at the time the forward contracts are extinguished. Such contracts, which protect the value of the Fund's investment securities against a decline in value of the hedged currency, do not eliminate fluctuations in the underlying prices of the securities. They simply establish an exchange rate at a future date. Although such contracts tend to minimize the risk of loss due to a decline in the value of a hedged currency, they also tend to limit any potential gain that might be realized should the value of such foreign currency increase.



The following forward foreign currency contracts were outstanding at May 31,
2000:
--------------------------------------------------------------------------------

BOSTON 1784 INTERNATIONAL EQUITY FUND
FOREIGN CURRENCY SALES:

                             CONTRACT TO     IN EXCHANGE      UNREALIZED
       MATURITY             RECEIVE             FOR         DEPRECIATION
         DATE                (000)             (000)            (000)
================================================================================
      06/05/2000     GBP     3,903            $5,788             $69
      06/30/2000     EUR     2,766             2,519              79
                                                             -------
                                                                 148
                                                             =======

-------------------------------------------------------------------------------
CURRENCY LEGEND
EUR -- Euro
GBP -- Great British Pounds

                                                              BOSTON 1784 FUNDS


Report of Independent Accountants

TO THE SHAREHOLDERS AND
BOARD OF TRUSTEES OF BOSTON 1784 FUNDS:

In our opinion, the accompanying statements of net assets for Boston 1784 Tax-Free Money Market Fund, Boston 1784 U.S. Treasury Money Market Fund, Boston 1784 Institutional U.S. Treasury Money Market Fund, Boston 1784 Prime Money Market Fund, Boston 1784 Institutional Prime Money Market Fund, Boston 1784 Short-Term Income Fund, Boston 1784 Income Fund, Boston 1784 U.S. Government Medium-Term Income Fund, Boston 1784 Tax-Exempt Medium-Term Income Fund, Boston 1784 Connecticut Tax-Exempt Income Fund, Boston 1784 Florida Tax-Exempt Income Fund, Boston 1784 Massachusetts Tax-Exempt Income Fund, Boston 1784 Rhode Island Tax-Exempt Income Fund, Boston 1784 Asset Allocation Fund, Boston 1784 Growth and Income Fund and Boston 1784 Growth Fund and the statement of assets and liabilities, including the schedule of investments for Boston 1784 International Equity Fund (constituting the Boston 1784 Funds hereafter referred to as the "Fund") and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of each of the Funds, constituting the Fund, at May 31, 2000, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period then ended and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at May 31, 2000 by correspondence with the custodians and brokers, provide a reasonable basis for the opinion expressed above.

pricewaterhousecoopers llp


Two Commerce Square
Philadelphia, Pennsylvania
July 17, 2000

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

MAY 31, 2000
SHAREHOLDER VOTING RESULTS  (Unaudited)

AGREEMENT AND PLAN REORGANZIATION

On October 1, 1999, BankBoston Corporation, the parent company of BankBoston, merged with Fleet Financial Group, Inc., forming FleetBoston Financial Corporation. On February 4, 2000, the Board of Directors of Boston 1784 Funds approved an Agreement and Plan of Reorganization (the "Plan"), providing for the transfer of all assets and liabilities of Boston 1784 Funds in exchange for the issuance of shares of the Galaxy Funds in a tax-free reorganization. At a special meeting of shareholders on April 28, 2000, the shareholders of Boston 1784 Funds voted to approve the Plan. The results of the shareholder meeting are as follows:

                                                          % OF         % OF
                                        SHARES VOTED      VOTED    OUTSTANDING
                                        ------------      -----    -----------

Tax-Free Money Market Fund
For                                  956,269,869.590     97.19%        87.01%
Against                               17,607,284.570      1.79%         1.60%
Abstain                               10,035,233.430      1.02%         0.91%
U.S. Treasury Money Market Fund
For                                  175,591,441.280     82.66%        50.62%
Against                               22,576,459.370     10.63%         6.51%
Abstain                               14,253,948.620      6.71%         4.11%
Institutional U.S. Treasury
   Money Market Fund
For                                2,894,218,100.760     94.29%        55.96%
Against                               47,910,801.920      1.56%         0.93%
Abstain                              127,410,653.140      4.15%         2.46%
Prime Money Market Fund
For                                   91,020,187.520     86.76%        54.62%
Against                                6,229,114.490      5.94%         3.74%
Abstain                                7,658,407.750      7.30%         4.60%
Institutional Prime Money Market
   Fund
For                                  506,242,843.460     97.60%        58.08%
Against                                9,549,489.410      1.84%         1.10%
Abstain                                2,914,196.970      0.56%         0.33%
Short-Term Income Fund
For                                   12,733,610.901     98.43%        89.66%
Against                                   81,159.428      0.63%         0.57%
Abstain                                  122,035.396      0.94%         0.86%
Income Fund
For                                   32,207,106.482     99.75%        95.70%
Against                                   41,234.584      0.13%         0.12%
Abstain                                   40,662.650      0.13%         0.12%

                                                             BOSTON 1784 FUNDS

                                                    % OF            % OF
                                  SHARES VOTED     VOTED     OUTSTANDING
                                  ------------     -----     -----------
U.S. Government Medium-Term
    Income Fund
For                             26,648,900.481    99.68%         96.04%
Against                             50,110.780     0.19%          0.18%
Abstain                             36,343.452     0.14%          0.13%
Tax-Exempt Medium-Term
   Income Fund
For                             31,146,798.398    99.43%         95.47%
Against                             56,414.596     0.18%          0.17%
Abstain                            121,601.377     0.39%          0.37%
Connecticut Tax-Exempt
   Income Fund
For                             14,062,353.342    98.26%         88.05%
Against                            131,434.286     0.92%          0.82%
Abstain                            117,037.934     0.82%          0.73%
Florida Tax-Exempt Income
   Fund
For                              6,234,472.388    99.68%         95.56%
Against                                221.086     0.00%          0.00%
Abstain                             19,833.000     0.32%          0.30%
Massachusetts Tax-Exempt
   Income Fund
For                              21,033,144.61    96.36%         85.86%
Against                             645,207.58     2.96%          2.63%
Abstain                             150,216.13     0.69%          0.61%
Rhode Island Tax-Exempt
   Income Fund
For                              8,103,412.688    98.12%         90.28%
Against                             55,650.569     0.67%          0.62%
Abstain                             99,661.908     1.21%          1.11%
Asset Allocation Fund
For                              2,510,540.849    94.87%         73.02%
Against                             78,434.228     2.96%          2.28%
Abstain                             57,355.300     2.17%          1.67%
Growth and Income Fund
For                             18,806,976.062    95.77%         84.02%
Against                            603,133.306     3.07%          2.69%
Abstain                            227,349.859     1.16%          1.02%
Growth Fund
For                             13,805,472.030    97.65%         88.55%
Against                            201,395.228     1.42%          1.29%
Abstain                            130,792.084     0.93%          0.84%
International Equity Fund
For                             30,136,805.525    99.61%         95.45%
Against                             91,534.330     0.30%          0.29%
Abstain                             26,537.651     0.09%          0.08%


Notice to Shareholders of
Boston 1784 Funds (Unaudited)

FOR TAXPAYERS FILING ON A CALENDAR YEAR BASIS,
THIS NOTICE IS FOR INFORMATIONAL PURPOSES ONLY.

                                     (A)*          (B)*
                                   LONG-TERM     ORDINARY                                   (D)**
                                 CAPITAL GAINS    INCOME          TOTAL        (C)**        TAX-        (E)**
                                 DISTRIBUTIONS DISTRIBUTIONS  DISTRIBUTIONS QUALIFYING     EXEMPT      FOREIGN
FUND                              (TAX BASIS)   (TAX BASIS)    (TAX BASIS) DIVIDENDS (1)  INTEREST   TAX CREDIT
================================================================================================================
TAX-FREE MONEY MARKET FUND           0.00%        100.00%        100.00%       0.00%       86.89%       0.00%
U.S. TREASURYMONEY MARKET FUND       0.00%        100.00%        100.00%       0.00%        0.00%       0.00%
INSTITUTIONAL U.S. TREASURYMONEY
  MARKET FUND                        0.00%        100.00%        100.00%       0.00%        0.00%       0.00%
PRIME MONEY MARKET FUND              0.00%        100.00%        100.00%       0.00%        0.00%       0.00%
INSTITUTIONAL PRIME MONEY MARKET
  FUN                                0.00%        100.00%        100.00%       0.00%        0.00%       0.00%
SHORT-TERM INCOME FUND               0.00%        100.00%        100.00%       0.00%        0.00%       0.00%
INCOME FUND                          3.07%         96.93%        100.00%       0.00%        0.00%       0.00%
U.S. GOVERNMENT MEDIUM-TERM INCOME
  FUND                               0.00%        100.00%        100.00%       0.00%        0.00%       0.00%
TAX-EXEMPT MEDIUM-TERM INCOME FUND  20.12%         79.88%        100.00%       0.00%       95.76%       0.00%
CONNECTICUT TAX-EXEMPT INCOME FUND  10.22%         89.78%        100.00%       0.00%       96.40%       0.00%
FLORIDA TAX-EXEMPT INCOME FUND       0.01%         99.99%        100.00%       0.00%       93.02%       0.00%
MASSACHUSETTS TAX-EXEMPT INCOME FUND 0.00%        100.00%        100.00%       0.00%       93.45%       0.00%
RHODE ISLAND TAX-EXEMPT INCOME FUND  8.47%         91.53%        100.00%       0.00%       96.02%       0.00%
ASSET ALLOCATION FUND               53.60%         46.40%        100.00%      18.95%        0.00%       0.00%
GROWTH AND INCOME FUND             100.00%          0.00%        100.00%       0.00%        0.00%       0.00%
GROWTH FUND                         60.34%         39.66%        100.00%       0.58%        0.00%       0.00%
INTERNATIONAL EQUITY FUND           57.08%         42.92%        100.00%       0.00%        0.00%       0.81%

(1) QUALIFYING DIVIDENDS REPRESENT DIVIDENDS WHICH QUALIFY FOR THE CORPORATE
    DIVIDENDS RECEIVED DEDUCTION. * ITEMS (A) AND (B) ARE BASED ON A PERCENTAGE OF
    THE FUND'S TOTAL DISTRIBUTIONS. ** ITEMS (C), (D) AND (E) ARE BASED ON A
    PERCENTAGE OF ORDINARY INCOME DISTRIBUTIONS OF THE FUND.


PLEASE CONSULT YOUR TAX ADVISER FOR PROPER TREATMENT OF THIS INFORMATION.

                                                           Notes

                                                           Notes

   This report and the financial statements contained herein are for the general information of the shareholders of the funds named above. This report is not authorized for distribution to prospective investors in a fund unless preceded or accompanied by a currently effective prospectus.

                                                                       MF-0148